As filed with the Securities and Exchange Commission on October 1, 2021
Securities Act File No. 333-256687
Investment Company Act File No. 811-23702

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
Registration Statement
under

the Securities Act of 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐
and/or
Registration Statement
Under

the Investment Company Act of 1940	☒
Amendment No. 1	☒

Guggenheim Active Allocation Fund
(Exact Name of Registrant as Specified in Declaration of Trust)

227 West Monroe Street
Chicago, Illinois 60606
(Address of Principal Executive Offices)
(312) 827-0100
(Registrant’s Telephone Number, Including Area Code)
Amy J. Lee
Guggenheim Funds Investment Advisors, LLC
227 West Monroe Street
Chicago, Illinois 60606
(Name and Address of Agent for Service)

Copies to:

Julien Bourgeois Allison M. Fumai Dechert LLP 1900 K Street, N.W. Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box  ☐
If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box  ☐
If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box  ☐
If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box  ☐
If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box  ☐
It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act
Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act.

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(2)
Common Shares of Beneficial Interest, $0.01 par value	N/A	N/A	$1,000,000(1)	$109.10

(1)	Estimated solely for purposes of calculating the registration fee.
(2)	Previously paid.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER 1, 2021

PRELIMINARY PROSPECTUS

Guggenheim Active Allocation Fund
Common Shares
$20.00 per share
________________
Investment Objective and Philosophy. Guggenheim Active Allocation Fund (the “Fund”) is a newly-organized, diversified, closed-end management investment company. The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund will pursue both a tactical asset allocation strategy, dynamically allocating across asset classes, and a relative value-based investment strategy, utilizing quantitative and qualitative analysis to seek to identify securities with attractive relative value and risk/reward characteristics. The Fund’s sub-adviser seeks to combine a credit-managed fixed-income portfolio with a diversified pool of alternative investments and equity strategies. The Fund’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform standard indexes on an absolute and/or risk adjusted basis.  There can be no assurance that the Fund’s investment objective will be achieved.
Investment Portfolio. The Fund will seek to achieve its investment objective by investing in a wide range of both fixed-income and other debt instruments  (“Income Securities”) selected from a variety of sectors and credit qualities, including, but not limited to, government and agency securities, corporate bonds, loans and loan participations, structured finance investments (including residential and commercial mortgage-related securities, asset-backed securities, collateralized debt obligations and risk-linked securities), mezzanine and preferred securities and convertible securities. The Fund may invest in non-U.S. dollar-denominated Income Securities issued by sovereign entities and corporations, including Income Securities of issuers in emerging market countries. The Fund may invest in Income Securities of any credit quality, including, Income Securities rated below-investment grade (commonly referred to as “high-yield” or “junk” bonds), which are considered speculative with respect to the issuer’s capacity to pay interest and repay principal.
The Fund may also invest in common stocks, limited liability company interests, trust certificates and other equity investments (“Common Equity Securities”) that the Fund’s sub-adviser believes offer attractive yield and/or capital appreciation potential. The strategy may use options and other derivatives.  The Fund plans to use various valuation models to determine the appropriate allocation amongst asset classes. As part of its Common Equity Securities strategy, the Fund may also opportunistically employ a strategy of writing (selling) covered call options (“Covered Call Option Strategy”) and may, from time to time, buy put options or sell covered put options on individual Common Equity Securities. In addition to its Covered Call Option Strategy, the Fund may, to a lesser extent, pursue a strategy that includes the sale (writing) of both covered call options and put options on indices of securities and sectors of securities. The Fund may also invest in a wide range of alternative investments,which include, but are not limited to, options across other asset classes, synthetic investments and derivative transactions.
The Fund’s common shares of beneficial interest (the “Common Shares”) are expected to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol “GUG.”
No Prior History. Because the Fund is newly organized, its Common Shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. The risk of loss due to this discount may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.
Investing in the Fund’s Common Shares involves certain risks. See “Risks” on page 71 of this Prospectus.

i

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public Offering Price	$20.00	$
Sales Load(2)	None		None
Proceeds to the Trust(3)	$20.00	$

(1)
The Fund has granted the underwriters an option to purchase up to        additional Common Shares at the public offering price within 45 days of the date of this Prospectus solely to cover over-allotments, if any. If such option is exercised in full, the aggregate public offering price and proceeds to the Fund will be $             . See “Underwriters.”

(2)
The Investment Adviser (and not the Fund) has agreed to pay, from its own assets, compensation of $[  ] per Common Share to the underwriters in connection with this offering. Separately, the Investment Adviser (and not the Fund) has agreed to pay, from its own assets, a structuring and syndication fee to       , a structuring fee to each of          and          , a fee to each of          and       , and may pay certain other qualifying underwriters and dealers a structuring fee, sales incentive fee or other additional compensation in connection with the offering. The Investment Adviser and certain of its affiliates (and not the Fund) expect to pay compensation to certain registered representatives of [  ] (an affiliate of the Investment Adviser) that participate in the marketing of Common Shares. See “Underwriters.”

(3)
The Investment Adviser has agreed to pay all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Investment Adviser.

The underwriters expect to deliver the Common Shares to purchasers on or about                   , 2021.

[Underwriters]
________________
Prospectus dated                , 2021

Investment Adviser and Sub-Adviser. Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the Fund’s investment adviser and is responsible for the management of the Fund. Guggenheim Partners Investment Management, LLC (the “Sub-Adviser”) is responsible for the management of the Fund’s portfolio of securities. Each of the Investment Adviser and the Sub-Adviser is a wholly-owned subsidiary of Guggenheim Partners, LLC (“Guggenheim Partners”). Guggenheim Partners is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, investment funds, foundations, insurance companies and other institutions that have entrusted Guggenheim Partners with the supervision of more than $325 billion of assets as of June 30, 2021. Guggenheim Partners is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia. The Investment Adviser and the Sub-Adviser are referred to herein collectively as the “Adviser.”
Investment Parameters. The Fund will use tactical asset allocation models to determine the optimal allocation of its assets between Income Securities and Common Equity Securities. The Fund may invest in below-investment grade securities (e.g., securities rated below Baa3 by Moody’s Investors Service, Inc., below BBB- by any nationally recognized statistical rating organization or, if unrated, determined by the Sub-Adviser to be of comparable quality). Below-investment grade securities are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The Fund will not invest more than 25% of its total assets in securities, including structured instruments, such as mortgage backed securities (“MBS”) and commercial mortgage-backed securities (“CMBS”), rated CCC or below (or, if unrated, determined to be of comparable credit quality by the Sub-Adviser) at the time of investment. For this purpose, if a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. Under normal market conditions, the Fund will not invest more than: 50% of its total assets in Common Equity Securities consisting of common stock; 30% of its total assets in other investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles; and 30% of its total assets in issuers located outside the United States. In addition, the Fund will not invest more than: 15% of its total assets in securities issued by collateralized loan obligations (“CLOs”), including up to 5% of its total assets in equity securities issued by CLOs, and 15% of its total assets in (i) direct investments in commodities and (ii) issuers engaged in energy and natural resource businesses.
Financial Leverage. The Fund may seek to enhance the level of its current distributions by utilizing financial leverage through the issuance of preferred shares (“Preferred Shares”) and through borrowings from certain financial institutions or the issuance of commercial paper or other forms of debt (“Borrowings”), or through a combination of the foregoing (collectively “Financial Leverage”). The Fund currently intends to use Financial Leverage through Borrowings from certain financial institutions. The Fund intends to enter into a credit facility within twelve months after the completion of this offering. The Fund has no present intention to issue Preferred Shares.
The Fund currently anticipates utilizing Financial Leverage for investment purposes in an amount equal to approximately 25% of its Managed Assets (as defined herein). However, the Fund may utilize Financial Leverage up to the limits imposed by the Investment Company Act of 1940, as amended (“1940 Act”). The Fund also is permitted to enter into reverse repurchase agreements, dollar rolls or similar transactions, and derivative transactions with leverage embedded in them (collectively “leveraged transactions”), to the maximum extent permitted by the Securities and Exchange Commission (“SEC”) and/or SEC staff rules, guidance or positions. The Fund’s total leverage from Financial Leverage and leveraged transactions may vary significantly over time based on the Sub-Adviser’s assessment of market and economic conditions, available investment opportunities and cost of Financial Leverage and leveraged transactions.
Although the use of Financial Leverage and leveraged transactions by the Fund may create an opportunity for increased total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. Financial Leverage and the use of leveraged transactions involve risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value (“NAV”) and market price of, and dividends on, the Common Shares. To the extent the Fund increases its amount of Financial Leverage and leveraged transactions outstanding, it will be more exposed to these risks. The cost of Financial Leverage and leveraged transactions, including the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage and leveraged transactions, is borne by holders of the Common Shares. To the extent the Fund increases its amount of Financial Leverage and leveraged transactions outstanding, the Fund’s annual expenses as a percentage of net assets attributable to Common Shares will increase. See “Use of Financial Leverage.”
Limited Term and Eligible Tender Offer. In accordance with the Fund’s Agreement and Declaration of Trust, dated May 20, 2021 as amended and/or restated through the date hereof (“Agreement and Declaration of Trust”), the Fund intends to dissolve as of the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, which the Fund currently expects to occur on or about [  ], 2033 (the “Dissolution Date”); provided that the Board of Trustees of the Fund (the “Board”) may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board who either (x) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (y) were nominated to serve as a member of the Board by a majority of the Continuing Trustees, as defined below, then members of the Board (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date for up to two years (which date shall then become the Dissolution Date). Each holder of Common Shares (the “Common Shareholders”) would be paid a pro rata portion of the Fund’s net assets upon dissolution of the Fund. The Board may, by a Board Action Vote, cause the Fund to conduct a tender offer, as of a date within the 6-18 months preceding the Dissolution Date (as may be extended as described above), to all Common Shareholders to purchase 100% of the then outstanding Common Shares of the Fund at a price equal to the NAV per common share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Fund must have at least $200 million of aggregate net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund (the “Dissolution Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided that if the payment for properly tendered Common Shares would result in the Fund having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled, no Common Shares will be repurchased and the Fund will dissolve as scheduled. Regardless of whether the Eligible Tender Offer is completed or canceled, the Adviser will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with the disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Fund and its shareholders. If an Eligible Tender Offer is conducted and the payment for properly tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Fund’s perpetual existence. There is no guarantee that the Board will eliminate the Dissolution Date following the completion of an Eligible Tender Offer. The Board may, to the extent it deems appropriate and without shareholder approval, adopt a plan of liquidation at any time preceding the anticipated Dissolution Date, which plan of liquidation may set forth the terms and conditions for implementing the termination of the Fund’s existence, including the commencement of the winding down of its investment operations and the making of one or more liquidating distributions to Common Shareholders prior to the Dissolution Date. The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund and thus does not seek to return the Fund’s initial public offering price per Common Share upon dissolution of the Fund or in an Eligible Tender Offer. The final distribution of net assets per Common Share upon dissolution or the price per Common Share in an Eligible Tender Offer may be more than, equal to or less than the initial public offering price per Common Share.
You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest, and retain it for future reference. A Statement of Additional Information (“SAI”) (File No. 811-23702), dated                     , 2021, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC (http://www.sec.gov). You may request a free copy of the SAI by calling (800) 345-7999 or by writing to the Investment Adviser at Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, Chicago, Illinois 60606, or you may obtain a copy (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov). The Fund does not post a copy of the SAI on its website because the Common Shares are not continuously offered. The Fund’s annual and semi-annual reports, when available, will be available on the Fund’s website ([  ]) free of charge. The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus. You may also request a free copy of the annual and semi-annual reports to shareholders, when available, and additional information about the Fund, and may make other shareholder inquiries, without charge, by calling (800) 345-7999.
The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investors could lose money by investing in the Fund.
*        *        *

v

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus. The Fund’s business, financial condition and prospects may have changed since that date.
________________

________________

FORWARD-LOOKING STATEMENTS
This Prospectus contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe the Fund’s plans, strategies, and goals and the Fund’s beliefs and assumptions concerning future economic and other conditions and the outlook for the Fund, based on currently available information. In this Prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently. The Fund is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended.

PROSPECTUS SUMMARY
This is only a summary of information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s common shares of beneficial interest. You should carefully read the more detailed information contained elsewhere in this Prospectus prior to making an investment in the Fund, especially the information set forth under the headings “Investment Objective and Policies” and “Risks.” You may also wish to request a copy of the Fund’s Statement of Additional Information, dated            , 2021 (the “SAI”), which contains additional information about the Fund.
The Fund
Guggenheim Active Allocation Fund (the “Fund”) is a newly-organized, diversified, closed-end management investment company. The Fund’s objective is to maximize total return through a combination of current income and capital appreciation.

The Fund’s common shares of beneficial interest, par value $0.01 per share, are called “Common Shares” and the holders of Common Shares are called “Common Shareholders” throughout this Prospectus.

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the Fund’s investment adviser and is responsible for the management of the Fund. Guggenheim Partners Investment Management, LLC (the “Sub-Adviser”) is responsible for the management of the Fund’s portfolio of securities. Each of the Investment Adviser and the Sub-Adviser is a wholly-owned subsidiary of Guggenheim Partners, LLC (“Guggenheim Partners”). Guggenheim Partners is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, investment funds, foundations, insurance companies and other institutions that have entrusted Guggenheim Partners with the supervision of more than $325 billion of assets as of June 30, 2021. Guggenheim Partners is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

The Offering
The Fund is offering              Common Shares at $20.00 per share through a group of underwriters (the “Underwriters”) led by [  ]. You must purchase at least [  ] Common Shares ($[  ]) in order to participate in this offering. The Fund has given the Underwriters an option to purchase up to               additional Common Shares within 45 days of the date of this prospectus solely to cover over-allotments, if any. See “Underwriters.” The Investment Adviser has agreed to pay compensation of $[  ] per Common Share to the Underwriters in connection with the offering. The Investment Adviser also has agreed to pay all of the Fund’s organizational expenses and all offering costs associated with this offering. The Fund is not obligated to repay any such underwriting compensation, organizational expenses or offering costs paid by the Investment Adviser.

Use of Proceeds
The Fund intends to invest the net proceeds of an offering of Common Shares in accordance with its investment objective and policies as stated herein. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering of Common Shares in accordance with its investment objective and policies, as stated herein, within three months after the completion of such offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market securities. The Fund may also use the proceeds for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intent to issue Common Shares primarily for this purpose.

Limited Term and Eligible Tender Offer
In accordance with the Fund’s Agreement and Declaration of Trust, dated May 20, 2021 as amended and/or restated through the date hereof (the “Agreement and Declaration of Trust”), the Fund intends to dissolve as of the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, which the Fund currently expects to occur on or about [  ], [2033] (the “Dissolution Date”); provided that the Board of Trustees of the Fund (the “Board” or “Board of Trustees,” and the members thereof, the “Trustees”) may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board (the “Continuing Trustees”) (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date for up to two years (which date shall then become the Dissolution Date). In determining whether to extend the Dissolution Date, the Board may consider whatever factors it deems appropriate to its analysis including, among other factors, the inability to sell the Fund’s assets in a time frame consistent with dissolution due to lack of market liquidity or other extenuating circumstances. Additionally, the Board may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate and generate capital appreciation and income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund. Each holder of Common Shares would be paid a pro rata portion of the Fund’s net assets upon dissolution of the Fund.

Beginning one year before the Dissolution Date (the “Wind-Down Period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objective. During the Wind-Down Period (or in anticipation of an Eligible Tender Offer, as defined below), the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation.

As of a date within the 6-18 months preceding the Dissolution Date (as may be extended as described above), the Board may, by a Board Action Vote, cause the Fund to conduct a tender offer to all Common Shareholders to purchase 100% of the then outstanding Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Fund must have at least $200 million of aggregate net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund (the “Dissolution Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided that if the payment for properly tendered Common Shares would result in the Fund having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to dissolve on or about the Dissolution Date. Regardless of whether the Eligible Tender Offer is completed or canceled, the Investment Adviser will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with the disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Fund and its Common Shareholders. The Eligible Tender Offer would be made, and Common Shareholders would be notified thereof, in accordance with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the 1934 Act). If the payment for properly tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. The Fund’s purchase of tendered Common Shares pursuant to a tender offer will generally have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. In addition, the Fund would continue to be subject to its obligations with respect to its issued and outstanding borrowings, Preferred Shares or debt securities, if any. An Eligible Tender Offer may be commenced upon approval of the Board, without a shareholder vote. The Fund is not required to conduct an Eligible Tender Offer. If no Eligible Tender Offer is conducted, the Fund will dissolve on the Dissolution Date (subject to extension as described above), unless the limited term provisions of the Agreement and Declaration of Trust are amended with the vote of shareholders.

Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Fund’s perpetual existence. In determining whether to eliminate the Dissolution Date, the Board may consider market conditions at such time and all other factors deemed relevant by the Board in consultation with the Investment Adviser, taking into account that the Investment Adviser may have a potential conflict of interest in recommending to the Board that the limited term structure be eliminated and the Fund have a perpetual existence. In making a decision to eliminate the Dissolution Date to provide for the Fund’s perpetual existence, the Board will take such actions with respect to the continued operations of the Fund as it deems to be advisable and in the best interests of the Fund. The Investment Adviser may have a conflict of interest in recommending to the Board any extension of the initial Dissolution Date or that the Dissolution Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a perpetual structure. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer or exchange their Common Shares for the then-existing NAV per share. There is no guarantee that the Board will eliminate the Dissolution Date following the completion of an Eligible Tender Offer so that the Fund will have a perpetual existence.

The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Dissolution Date or in an Eligible Tender Offer. The final distribution of net assets per Common Share upon dissolution or the price per Common Share in an Eligible Tender Offer may be more than, equal to or less than the initial public offering price per Common Share.

See “Limited Term and Eligible Tender Offer” for additional details about the Fund’s limited term and the Eligible Tender Offer.

Investment Objective
The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment objective is considered non-fundamental and may be changed by the Board without the approval of Common Shareholders. The Fund will provide Common Shareholders with 60 days’ prior written notice of any change in its investment objective. See “Investment Objective and Policies—Investment Philosophy and Investment Process.”

Investment Philosophy Process
The Fund will pursue both a tactical asset allocation strategy, dynamically allocating across asset classes, and a relative value-based investment strategy, utilizing quantitative and qualitative analysis to seek to identify securities with attractive relative value and risk/reward characteristics. The Sub-Adviser seeks to combine a credit-managed fixed-income portfolio with a diversified pool of alternative investments and equity strategies.

The Sub-Adviser’s process for determining optimal asset allocation weightings between asset classes utilizes models developed by its Macroeconomic and Investment Research Team. The Sub-Adviser’s process for determining whether to buy or sell a security is a collaborative effort between various groups including: (i) economic research, which focuses on key economic themes and trends, regional and country-specific analysis, and assessments of event-risk and policy impacts on asset prices; (ii) the Portfolio Construction Group, which utilizes proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors; (iii) Sector Specialists, who are responsible for identifying investment opportunities in particular sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities; and (iv) portfolio managers, who determine which securities best fit the Fund based on the Fund’s investment objective and top-down sector allocations. In managing the Fund, the Sub-Adviser uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region and sector.

Investment Portfolio	The Fund will seek to achieve its investment objective by investing in:

Income Securities. The Fund may invest in a wide range of both fixed-income and other debt instruments (“Income Securities”) selected from a variety of sectors and credit qualities. The Fund may invest in Income Securities of any credit quality, including, Income Securities rated below-investment grade (commonly referred to as “high-yield” or “junk” bonds), which are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The sectors and types of Income Securities in which the Fund may invest, include, but are not limited to:

• Government and agency securities; • Corporate bonds;

•    Loans and loan participations (including senior secured floating rate loans, “second lien” secured floating rate loans, and other types of secured and unsecured loans with fixed and variable interest rates) (collectively, “Loans”);

• Structured finance investments (described below);
• Mezzanine and preferred securities; and
• Convertible securities.

Common Equity Securities and Covered Call Option Strategy. The Fund may invest in common stocks, limited liability company interests, trust certificates and other equity investments (“Common Equity Securities”) that the Sub-Adviser believes offer attractive yield and/or capital appreciation potential. As part of its Common Equity Securities strategy, the Fund may also opportunistically employ a strategy of writing (selling) covered call options (“Covered Call Option Strategy”)  and may, from time to time, buy or sell put options on individual Common Equity Securities and, to a lesser extent, pursue a strategy that includes the sale (writing) of both covered call options and put options on indices of securities and sectors of securities. This Covered Call Option Strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s Common Shareholders.

Structured Finance Investments. The Fund may invest in structured finance investments, which are Income Securities and Common Equity Securities typically issued by special purpose vehicles that hold income-producing securities (e.g., mortgage loans, consumer debt payment obligations and other receivables) and other financial assets. Structured finance investments are tailored, or packaged, to meet certain financial goals of investors. Typically, these investments provide investors with capital protection, income generation and/or the opportunity to generate capital growth. The Sub-Adviser believes that structured finance investments may provide attractive risk-adjusted returns, frequent sector rotation opportunities and prospects for adding value through security selection. Structured finance investments include:

Mortgage-Related Securities. Mortgage-related securities are collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, real estate investment trusts (“REITs”) (including debt and preferred stock issued by REITs), and other real estate-related securities. The mortgage-related securities in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates, and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in residential and commercial mortgage-related securities issued by governmental entities and private issuers, including subordinated mortgage-related securities. The underlying assets of certain mortgage-related securities may be subject to prepayments, which shorten the weighted average maturity and may lower the return of such securities.

Asset-Backed Securities. Asset-backed securities (“ABS”) are a form of structured debt obligation. ABS are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a special purpose vehicle). Collateral assets are brought into a pool according to specific diversification rules. A special purpose vehicle is founded for the purpose of securitizing these payment claims and the assets of the special purpose vehicle are the diversified pool of collateral assets. The special purpose vehicle issues marketable securities that are intended to represent a lower level of risk than an underlying collateral asset individually, due to the diversification in the pool. The redemption of the securities issued by the special purpose vehicle takes place out of the cash flow generated by the collected assets. A special purpose vehicle may issue multiple securities with different priorities to the cash flows generated and the collateral assets. The collateral for ABS may include, among other assets, home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of ABS that may be developed in the future. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available or may be insufficient to support payments on these securities.

Collateralized Debt Obligations. A collateralized debt obligation (“CDO”) is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CLOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CLO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. This prioritization of the cash flows from a pool of securities among the several tranches of the CLO is a key feature of the CLO structure. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO meets or exceeds required collateral coverage levels (or other similar covenants), the remaining funds may be paid to the subordinated (or residual) tranche (often referred to as the “equity” tranche). CLOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities.

The Fund may invest in senior, rated tranches as well as mezzanine and subordinated tranches of CLOs. Investment in the subordinated tranche is subject to special risks. The subordinated tranche does not receive ratings and is considered the riskiest portion of the capital structure of a CLO because it bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances.

Risk-Linked Securities. Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event.

Real Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by companies that own, produce, refine, process, transport and market “real property assets,” such as real estate and the natural resources upon or within real estate (“Real Property Asset Companies”).

Personal Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by companies that seek to profit primarily from the ownership, rental, leasing, financing or disposition of personal (as opposed to real) property assets (“Personal Property Asset Companies”). Personal (as opposed to real) property includes any tangible, movable property or asset. The Fund will typically seek to invest in Income Securities and Common Equity Securities of Personal Property Asset Companies the investment performance of which is not expected to be highly correlated with traditional market indexes because the personal property asset held by such company is non-correlated with traditional debt or equity markets. Such personal property assets include special situation transportation assets (e.g., railcars, airplanes and ships) and collectibles (e.g., antiques, wine and fine art).

Private Securities. The Fund may invest in privately issued Income Securities and Common Equity Securities of both public and private companies (“Private Securities”). Private Securities have additional risk considerations in addition to those of  comparable public securities, including the availability of financial information about the issuer and valuation and liquidity issues.

Investment Funds. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing in other investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles (collectively, “Investment Funds”), which may be managed by the Investment Adviser or Sub-Adviser or their affiliates. The Fund may invest up to 30% of its total assets in Investment Funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly. The 1940 Act generally limits a registered investment company’s investments in other registered investment companies to 10% of its total assets. However, pursuant to exemptions set forth in rules and regulations promulgated under the 1940 Act, the Fund may invest in excess of this limitation provided that the conditions of such exemptions are met. In addition, the Fund may currently invest in certain exchange-traded funds (“ETFs”) in excess of the 1940 Act limitations in reliance upon and in accordance with exemptive relief obtained by such ETFs. The Fund will invest in private investment funds, commonly referred to as “hedge funds,” only to the extent permitted by applicable rules, regulations and interpretations of the U.S. Securities and Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”). The Fund has no current intention to invest in private investment funds. Investments in other Investment Funds involve operating expenses and fees at the Investment Fund level that are in addition to the expenses and fees borne by the Fund and are borne indirectly by holders of the Fund’s Common Shares. A new regulatory framework adopted by the SEC in October 2020 that applies to investments by registered investment companies in other registered investment companies may adversely impact the Fund’s investment strategies and operations, as well as those of the underlying investment vehicles in which the Fund invests or other funds that invest in the Fund (and, in turn, trading in the Common Shares).

The Fund may also invest in a wide range of alternative investments. In addition to engaging in options (as described above), alternative investments include, but are not limited to:

Synthetic Investments. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities through the use of customized derivative instruments (including swaps, options, forwards, notional principal contracts or other financial instruments) to replicate, modify or replace the economic attributes associated with an investment in Income Securities and Common Equity Securities (including interests in Investment Funds).

Derivative Transactions. The Fund may transact in derivative instruments (which derive their value by reference to another instrument, asset or index) for investment purposes, such as obtaining investment exposure to an investment category; risk management purposes, such as hedging against fluctuations in asset prices or interest rates; diversification purposes; to change the duration of the Fund; or for leverage purposes. The Sub-Adviser seeks to limit exposure to any single counterparty when engaging in derivative transactions. The Fund has not adopted a maximum percentage limit with respect to derivative investments ; however, the use of derivative investments is subject to the limits imposed by the 1940 Act. See “The Fund’s Investments—Derivative Transactions.”

Investment Policies
The Fund will use tactical asset allocation models to determine the optimal allocation of its assets between Income Securities and Common Equity Securities.

The Fund may invest in below-investment grade securities (e.g., securities rated below Baa3 by Moody’s Investors Service, Inc., below BBB- by any other nationally recognized statistical rating organization or, if unrated, determined by the Sub-Adviser to be of comparable quality). Below-investment grade securities are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The Fund’s investments in below-investment grade securities may include distressed and defaulted securities.

Under normal market conditions, the Fund will not invest more than:
• 50% of its total assets in Common Equity Securities;
• 30% of its total assets in Investment Funds; and
• 30% of its total assets in issuers located outside the United States.

In addition, the Fund will not invest more than:

• 25% of its total assets in securities, including structured instruments, such as mortgage backed securities (“MBS”) and commercial mortgage-backed securities (“CMBS”), rated CCC or below (or, if unrated, determined to be of comparable credit quality by the Sub-Adviser) at the time of investment;
• 15% of its total assets in securities issued by collateralized loan obligations (“CLOs”), including up to 5% of total assets in equity securities issued by CLOs; and
• 15% of its total assets in (i) direct investments in commodities and (ii) issuers engaged in energy and natural resource businesses.
The percentage of the Fund’s total assets allocated to any category of investment may at any given time be significantly less than the maximum percentage permitted pursuant to the above referenced investment policies.

Unless otherwise stated in this Prospectus or the SAI, the Fund’s investment policies are considered non-fundamental and may be changed by the Board without Common Shareholder approval. The Fund will provide investors with at least 60 days’ prior written notice of any change in the Fund’s investment policies. See “Investment Objective and Policies” in this Prospectus and in the SAI.

Financial Leverage and Leveraged Transactions
The Fund may seek to enhance the level of its current distributions by utilizing financial leverage through the issuance of preferred shares (“Preferred Shares”) and through borrowings from certain financial institutions or the issuance of commercial paper or other forms of debt (“Borrowings”), or through a combination of the foregoing (collectively “Financial Leverage”). The Fund currently intends to use Financial Leverage through Borrowings from certain financial institutions. The Fund intends to enter into a credit facility within twelve months after the completion of this offering. The Fund has no present intention to issue Preferred Shares.

The Fund currently anticipates utilizing Financial Leverage for investment purposes in an amount equal to approximately 25% of its Managed Assets (as defined herein). However, the Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act. Under the 1940 Act, with respect to Preferred Shares, the Fund is required to have an asset coverage of at least 200%, as measured at the time of the issuance of any such Preferred Shares and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding Preferred Shares. With respect to senior securities representing indebtedness, other than temporary borrowings as defined under the 1940 Act, the Fund is required to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness.

The Fund also is permitted to enter into reverse repurchase agreements, dollar rolls or similar transactions, and derivative transactions with leverage embedded in them (collectively “leveraged transactions”), to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. The Fund’s total Financial Leverage may vary significantly over time based on the Sub-Adviser’s assessment of market and economic conditions, available investment opportunities and cost of Financial Leverage.

Although the use of Financial Leverage and leveraged transactions by the Fund may create an opportunity for increased total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. Financial Leverage and the use of leveraged transactions involve risks and special considerations for shareholders, including the likelihood of greater volatility of NAV and market price of, and dividends on, the Common Shares. To the extent the Fund increases its amount of Financial Leverage and leveraged transactions outstanding, it will be more exposed to these risks. The cost of Financial Leverage and leveraged transactions, including the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage and leveraged transactions, is borne by holders of the Common Shares. To the extent the Fund increases its amount of Financial Leverage and leveraged transactions outstanding, the Fund’s annual expenses as a percentage of net assets attributable to Common Shares will increase. Under the 1940 Act, the Fund may not utilize Borrowings if, immediately after incurring such Borrowing, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., for every dollar of Borrowings outstanding, the Fund is required to have at least three dollars of assets). Under the 1940 Act, the Fund may not issue Preferred Shares if, immediately after issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of Preferred Shares outstanding, the Fund is required to have at least two dollars of assets). The Fund has no present intention to issue Preferred Shares. The Fund may also borrow in excess of such limit for temporary purposes such as the settlement of transactions.

With respect to leverage incurred through investments in reverse repurchase agreements, dollar rolls or similar transactions, under current regulatory requirements, the Fund intends to earmark or segregate cash or liquid securities in accordance with applicable interpretations of the SEC and the staff of the SEC. As a result of such segregation, under current regulatory requirements, the Fund’s obligations under such transactions will not be considered indebtedness for purposes of the 1940 Act and the Fund’s use of leverage through reverse repurchase agreements will not be limited by the 1940 Act asset coverage requirements. See “Use of Financial Leverage—Reverse Repurchase Agreements and Dollar Roll Transactions” for additional information on certain regulatory changes regarding asset segregation and cover transactions.

In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. To the extent the terms of such leveraged transactions obligate the Fund to make payments, under current regulatory requirements, the Fund intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the SEC and the staff of the SEC. As a result of such segregation or cover, the Fund’s obligations under such leveraged transactions will not be considered indebtedness for purposes of the 1940 Act and will not be included in calculating the aggregate amount of the Fund’s leverage for those purposes.

So long as the net rate of return on the Fund’s investments purchased with the proceeds of Financial Leverage and leveraged transactions exceeds the cost of such Financial Leverage and leveraged transactions, such excess amounts will be available to pay higher distributions to holders of the Fund’s Common Shares. In connection with the Fund’s use of Financial Leverage, the Fund may seek to hedge the interest rate risks associated with the Financial Leverage through interest rate swaps, caps or other derivative transactions. There can be no assurance that the Fund’s Financial Leverage and leveraged transactions strategy will be successful during any period during which it is employed. The costs associated with the issuance of Financial Leverage and leveraged transactions will be borne by Common Shareholders, which will result in a reduction of NAV of Common Shares. The fee paid to the Investment Adviser will be calculated on the basis of the Fund’s Managed Assets (as defined herein), including proceeds from Financial Leverage, so the fees paid to the Investment Adviser will be higher when Financial Leverage is utilized. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee. See “Use of Financial Leverage” and “Risks— Financial Leverage and Leverage Transactions Risk.”

Other Investment Practices
Temporary Investments. At any time when a temporary posture is believed by the Sub-Adviser to be warranted (a “temporary period”), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The Fund may not achieve its investment objective during a temporary period or be able to sustain its historical distribution levels. See “The Fund’s Investments—Temporary Investments.”

Management of the Fund
Guggenheim Funds Investment Advisors, LLC acts as the Fund’s Investment Adviser pursuant to an advisory agreement with the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Investment Adviser is responsible for the management of the Fund and administers the affairs of the Fund to the extent requested by the Board. As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 1.25% of the Fund’s average daily Managed Assets. “Managed Assets” for purposes of the Advisory and Sub-Advisory Agreements (as defined herein) means the total assets of the Fund, including the assets attributable to the proceeds of any Financial Leverage (whether or not these assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), minus liabilities, other than liabilities related to any Financial Leverage. Managed Assets for purposes of the Advisory and Sub-Advisory Agreements shall include assets attributable to Financial Leverage of any form, including indebtedness, engaging in reverse repurchase agreements, dollar rolls and economically similar transactions, investments in inverse floating rate securities, and Preferred Shares. “Managed Assets” for all other purposes  means the total assets of the Fund, including the assets attributable to the proceeds from Financial Leverage, including the issuance of senior securities represented by indebtedness (including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper), the issuance of Preferred Shares or any other form of Financial Leverage, in addition to the effective leverage of these types of portfolio transactions such as reverse repurchase agreements, dollar rolls and inverse floating rate securities (as described below), minus liabilities, other than liabilities related to any Financial Leverage or the effective leverage of these types of portfolio transactions. Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments, such as reverse repurchase agreements, dollar rolls and inverse floating rate securities, in the Fund’s portfolio that increase the Fund’s investment exposure. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the leverage of the Fund.

Guggenheim Partners Investment Management, LLC acts as the Fund’s Sub-Adviser pursuant to a sub-advisory agreement with the Fund and the Investment Adviser (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the management of the Fund’s portfolio of securities. As compensation for its services, the Investment Adviser pays the Sub-Adviser a fee, payable monthly in a maximum annual amount equal to 0.625% of the Fund’s average daily Managed Assets.

Each of the Investment Adviser and the Sub-Adviser is a wholly-owned subsidiary of Guggenheim Partners.
Distributions
The Fund intends to pay substantially all of its net investment income to Common Shareholders through monthly distributions. In addition, the Fund intends to distribute net long-term capital gains to Common Shareholders as long-term capital gain dividends at least annually. The Fund expects that distributions paid on the Common Shares will consist of (i) investment company taxable income, which includes, among other things, ordinary income (including qualified dividend income), short-term capital gain and income from certain hedging and interest rate transactions, and (ii) long-term capital gain (gain from the sale of a capital asset held longer than one year). Distributions may be paid by the Fund from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital. To the extent the Fund receives dividends with respect to its investments in Common Equity Securities that consist of qualified dividend income (income from domestic and certain foreign corporations), a portion of the Fund’s distributions to its Common Shareholders may consist of qualified dividend income. There is no certainty as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, which are taxed at lower rates for individuals than ordinary income. In certain circumstances, the Fund may elect to retain income or capital gain and pay income or excise tax on such undistributed amount, to the extent that the Board, in consultation with Fund management, determines it to be in the best interest of shareholders to do so. Alternatively, the distributions paid by the Fund for any particular month may be more than the amount of net investment income from that monthly period. As a result, all or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount a Common Shareholder invested in the Fund, up to the amount of the Common Shareholder’s tax basis in their Common Shares, which would reduce such tax basis. Although a return of capital may not be taxable, it will generally increase the Common Shareholder’s potential gain, or reduce the Common Shareholder’s potential loss, on any subsequent sale or other disposition of Common Shares. Shareholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not.

Shareholders should not assume that the source of a distribution from the Fund is net income or profit. See “Distributions.”

If you hold your Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect to receive cash, all dividends and distributions that are declared by the Fund will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information. See “Dividend Reinvestment Plan.”

Listing and Symbol	The Common Shares are expected to be listed on the NYSE, subject to notice of issuance, under the symbol “GUG.”
Special Risk Considerations
No Operating History. The Fund is a newly-organized, diversified, closed-end management investment company with no operating history. The Fund does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance. See “Risks—No Operating History.”

Limited Term Risk. Unless the limited term provision of the Agreement and Declaration of Trust is amended by shareholders in accordance with the Agreement and Declaration of Trust, or unless the Fund completes an Eligible Tender Offer and converts to a perpetual existence and/or merges with another fund, the Fund will dissolve on or about the Dissolution Date. The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund and thus does not seek to return its initial public offering price per Common Share upon dissolution. As the assets of the Fund will be liquidated in connection with its dissolution, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In addition, as the Fund approaches the Dissolution Date, the Investment Adviser may invest the proceeds of sold, matured or called securities in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Fund’s investment performance. See “Risks—Limited Term Risk.”

Not a Complete Investment Program. An investment in the Common Shares of the Fund should not be considered a complete investment program. The Fund is intended for long-term investors seeking current income and capital appreciation.  An investment in the Fund is not meant to provide a vehicle for those who wish to play short-term swings in the market. Each Common Shareholder should take into account the Fund’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Fund. Before making an investment decision, a prospective investor should consider (i) the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs. See “Risks—Not a Complete Investment Program.”

Investment and Market Risk. An investment in the Common Shares of the Fund is subject to investment risk, particularly under current economic, financial, labor and public health conditions, including the possible loss of the entire principal amount that you invest. The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries and exchanges are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions, natural/environmental disasters, cyber‑attacks, terrorism, governmental or quasi-governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, each of which may be temporary or last for extended periods.

Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets. Volatility of financial markets, including potentially extreme volatility caused by the events described above or other events, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets.

At any point in time, your Common Shares may be worth less than your original investment, even after including the reinvestment of Fund dividends and distributions. See “Risks—Investment and Market Risk.”

Management Risk. The Fund is subject to management risk because it has an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund’s allocation of its investments across various asset classes and sectors may vary significantly over time based on the Sub-Adviser's analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Sub-Adviser to allocate effectively the Fund’s assets among multiple investment strategies, underlying funds and investments and asset classes. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or that an investment strategy or underlying fund or investment will achieve its particular investment objective. See “Risks—Management Risk.”

Income Risk. The income investors receive from the Fund is based primarily on the interest it earns from its investments in Income Securities, which can vary widely over the short- and long-term. If prevailing market interest rates drop, investors’ income from the Fund could drop as well. The Fund’s income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage, although this risk is mitigated to the extent the Fund invests in floating-rate obligations. See “Risks—Income Risk.”

Dividend Risk. Dividends on common stock and other Common Equity Securities which the Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the Common Equity Securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. Changes in the dividend policies of companies and capital resources available for these companies’ dividend payments may adversely affect the Fund. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. These circumstances may result from issuer-specific events, adverse economic or market developments, or legislative or regulatory changes or other developments that limit an issuer’s ability to declare and pay dividends, which would affect the Fund’s performance and ability to generate income. The dividend income from the Fund’s investment in Common Equity Securities will be influenced by both general economic activity and issuer-specific factors. In the event of adverse changes in economic conditions or adverse events effecting a specific industry or issuer, the issuers of the Common Equity Securities held by the Fund may reduce the dividends paid on such securities (or not declare or pay dividends on such securities). See “Risks—Dividend Risk.”

Income Securities Risk. In addition to the risks discussed above, Income Securities, including high-yield bonds, are subject to certain risks, including:

Issuer Risk. The value of Income Securities may decline for a number of reasons which directly relate to the issuer, such as management performance, the issuer’s overall level of debt, reduced demand for the issuer’s goods and services, historical and projected earnings and the value of its assets.

Spread Risk. Spread risk is the risk that the market price can change due to broad based movements in spreads, which is particularly relevant in the current low spread environment. The difference (or “spread”) between the yield of a security and the yield of a benchmark measures the additional interest paid. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns, or general reductions in risk tolerance.

Credit Risk. The Fund could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities or other instruments) is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. If an issuer fails to pay interest, the Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument likely would fall and the Fund could lose money. This risk is especially acute with respect to high yield, below-investment grade and unrated high risk debt instruments (which also may be known as “junk bonds”), whose issuers are particularly susceptible to fail to meet principal or interest obligations. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of the Fund. Although credit quality rating may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened under adverse economic conditions.

The degree of credit risk depends on the particular instrument and the financial condition of the issuer, guarantor or counterparty, which are often reflected in its credit quality. A credit quality rating is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. Although higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk. See “Risks—Credit Risk.”

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or be expected to change). Changes in interest rates, including changes in reference rates used in fixed-income and other debt instruments, may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. In addition, changes in interest rates, including rates that fall below zero, can have unpredictable effects on markets and can adversely affect the Fund’s yield, income and performance.

The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration. Similarly, the longer the average duration (whether positive or negative) of these instruments held by the Fund or to which the Fund is exposed (i.e., the longer the average portfolio duration of the Fund), the more the Fund’s NAV will likely fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics.

However, measures such as duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, in turn, the Fund’s susceptibility to changes in interest rates. Certain fixed-income and debt instruments are subject to the risk that the issuer may exercise its right to redeem (or call) the instrument earlier than anticipated. Although an issuer may call an instrument for a variety of reasons, if an issuer does so during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield or other less favorable features, and therefore might not benefit from any increase in value as a result of declining interest rates. Interest only or principal only securities and inverse floaters are particularly sensitive to changes in interest rates, which may impact the income generated by the security and other features of the security.

Instruments with variable or floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Conversely, in a decreasing interest rate environment, these instruments will generally not increase in value and the Fund’s investment in instruments with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. In addition, the income received from such instruments will likely be adversely affected by a decrease in interest rates.

Adjustable-rate securities also react to interest rate changes in a similar manner as fixed-rate securities but generally to a lesser degree depending on the characteristics of the security, in particular its reset terms (i.e., the index chosen, frequency of reset and reset caps or floors). During periods of rising interest rates, because changes in interest rates on adjustable-rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. These securities also may be subject to limits on the maximum increase in interest rates. During periods of declining interest rates, because the interest rates on adjustable-rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. These securities may not be subject to limits on downward adjustments of interest rates. For additional information, see ““Risks—Interest Rate Risk.”

Current Fixed-Income and Debt Market Conditions. Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators have enacted or are enacting significant fiscal and monetary policy changes, including direct capital infusions into companies, new monetary programs and considerable interest rates changes. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are or have been negative. The current very low or negative interest rates are magnifying the Fund’s susceptibility to interest rate risk and diminishing yield and performance. In addition, the current environment is exposing fixed-income and debt markets to significant volatility and reduced liquidity for the Fund’s investments. Also, the current environment generally reflects expectations for continued economic recovery from the effects of the COVID-19 pandemic.  If those expectations are not fulfilled, or become less optimistic, there may an adverse change in fixed income and debt market conditions, and that change may be abrupt and severe, which likely would significantly adversely affect the value of the Fund’s investment.

Corporate Bond Risk. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument or at all. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific and other developments.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called Income Securities at market interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or the overall return of the Fund. These or similar conditions may also occur in the future.

Extension Risk.  Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen as short or intermediate-term instruments become longer-term instruments, which would make the investment more sensitive to changes in interest rates. The likelihood that payments on principal will occur at a slower rate or later than expected is heightened under the current conditions. In addition, the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund to the extent its investments are in lower interest rate debt instruments.  Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.

Prepayment Risk. Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected (or an investment is converted or redeemed prior to maturity). For example, an issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a “call”) or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls or “prepays” a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms than the security in which the Fund initially invested, thus potentially reducing the Fund’s yield. Income Securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. Loans and mortgage- and other asset-backed securities are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates (or narrower spreads) as issuers of higher interest rate debt instruments pay off debts earlier than expected.  In addition, the Fund may lose any premiums paid to acquire the investment. Other factors, such as excess cash flows, may also contribute to prepayment risk. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.

Variable or floating rate investments may be less vulnerable to prepayment risk. Most floating rate loans and fixed-income securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or fixed-income securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan or security.

Liquidity Risk. The Fund may invest without limitation in Income Securities for which there is no readily available trading market or which are unregistered, restricted or otherwise illiquid, including certain high-yield securities. The Fund may invest in privately issued securities of both public and private companies, which may be illiquid. Securities of below investment grade quality tend to be less liquid than investment grade debt securities, and securities of financial distressed or bankrupt issuers may be particularly illiquid. Loans typically are not registered with the SEC and are not listed on any securities exchange and may at times be illiquid. Loan investments through participations and assignments are typically illiquid. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances. The securities and obligations of foreign issuers, particular issuers in emerging markets, may be more likely to experience periods of illiquidity. Derivative instruments, particularly privately-negotiated or over-the-counter (“OTC”) derivatives, may be illiquid.

The Fund may not be able to readily dispose of illiquid assets and obligations at prices that approximate those at which the Fund could sell such assets and obligations if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. As a result, the Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The capacity of market makers of fixed-income and other debt instruments has not kept pace with the consistent growth in these markets over the past three decades, which has led to reduced levels in the capacity of these market makers to engage in trading and, as a result, dealer inventories of corporate fixed-income, floating rate and certain other debt instruments are at or near historic lows relative to market size. In addition, limited liquidity could affect the market price of Income Securities, thereby adversely affecting the Fund’s NAV and ability to make distributions. Dislocations in certain parts of markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve. Liquidity of financial markets may also be affected by government intervention.

Valuation of Certain Income Securities Risk. The Sub-Adviser may use the fair value method to value investments if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect NAV. Because the secondary markets for certain investments may be limited, they may be difficult to value. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. A security that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Fund upon the sale of such securities may not equal the value at which the Fund carried the investment on its books, which would adversely affect the NAV of the Fund.

Duration and Maturity Risk. The Fund has no set policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain magnified risks. These risks include interest rate risk, credit risk and liquidity risks as discussed above. Generally speaking, the longer the duration of the Fund’s portfolio, the more exposure the Fund will have to interest rate risk described above. See “Risks—Income Securities Risk.”

Below-Investment Grade Securities Risk. The Fund may invest in Income Securities rated below-investment grade or, if unrated, determined by the Sub-Adviser to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. The Fund will not invest more than 25% of its total assets in securities, including structured instruments, such as MBS and CMBS, rated CCC or below (or, if unrated, determined to be of comparable credit quality by the Sub-Adviser) at the time of investment. Investment in securities of below-investment grade quality involves substantial risk of loss, the risk of which is particularly acute under adverse economic conditions. Income Securities of below-investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Securities of below investment grade quality may involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates (particularly for issuers that are highly leveraged) and are therefore heightened under current conditions.  If the Fund is unable to sell an investment at its desired time, the Fund may miss other investment opportunities while it holds investments it would prefer to sell, which could adversely affect the Fund’s performance. In addition, the liquidity of any Fund investment may change significantly over time as a result of market, economic, trading, issuer-specific and other factors. Accordingly, the performance of the Fund and a shareholder’s investment in the Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. Issuers of below-investment grade securities are not perceived to be as strong financially as those with higher credit ratings.

Successful investment in lower-medium and lower-rated debt securities may involve greater investment risk and is highly dependent on the Adviser’s credit analysis. The value of securities of below-investment grade quality is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in prices of such securities by lessening the ability of issuers to make principal and interest payments. These securities are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality securities because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire below-investment grade market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s psychology. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. See “Risks—Below-Investment Grade Securities Risk.”

Structured Finance Investments Risk. The Fund’s structured finance investments may include residential and commercial mortgage-related and other ABS issued by governmental entities and private issuers. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured finance investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance investments generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to accurately predict whether the prices of indices and securities underlying structured finance investments will rise or fall, these prices (and, therefore, the prices of structured finance investments) will be influenced by the same types of political, economic and other events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance investment owned by the Fund.

Structured finance securities may be thinly traded or have a limited trading market. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances. See “Risks—Structured Finance Investments Risk.”

Mortgage-Backed Securities Risk. Mortgage-backed securities (“MBS”) represent an interest in a pool of mortgages. MBS are subject to certain risks, such as: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. The value of MBS may be substantially dependent on the servicing of the underlying pool of mortgages. In addition, the Fund’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Fund to additional risk.

When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities. In addition, due to increased instability in the credit markets, the market for some MBS has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities. The Fund may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages or defaulted or nonperforming loans.

Additional risks relating to investments in MBS may arise because of the type of MBS in which the Fund invests, defined by the assets collateralizing the MBS. For example, collateralized mortgage obligations (“CMOs”) may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other MBS, and may be more volatile or less liquid than other MBS. These risks are heightened under the currently distressed economic, market, labor and public health conditions.

Moreover, the relationship between prepayments and interest rates may give some high-yielding MBS less potential for growth in value than conventional bonds with comparable maturities. In addition, during periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, MBS’s total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases MBS at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.

MBS generally are classified as either commercial mortgage-backed securities (“CMBS”) or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks.

Commercial Mortgage-Backed Securities Risk. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for RMBS. CMBS are subject to particular risks, such as those associated with lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.

Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. Economic downturns, rises in unemployment and other events, such as public health emergencies, that limit the activities of and demand for commercial retail and office spaces (such as the current COVID-19 crisis) adversely impact the value of such securities. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

Residential Mortgage-Backed Securities Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process. These risks are elevated given the current distressed economic, market, public health and labor conditions, notably, increased levels of unemployment relative to recent years, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters. See “Risks— Residential Mortgage-Backed Securities Risk.”

Sub-Prime Mortgage Market Risk. The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain mortgages and MBS. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-lien mortgage loans) generally have increased at times and may again increase, and a decline in or flattening of housing values (as has been experienced at times and may again be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable-rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Largely due to the foregoing, reduced investor demand for mortgage loans and MBS and increased investor yield requirements caused limited liquidity in the secondary market for certain MBS, which can adversely affect the market value of MBS. It is possible that such limited liquidity in such secondary markets could continue or worsen. If the economy of the United States deteriorates further, the incidence of mortgage foreclosures, especially sub-prime mortgages, may increase, which may adversely affect the value of any MBS owned by the Fund.

Any increase in prevailing market interest rates, which are currently near historical lows, may result in increased payments for borrowers who have adjustable-rate mortgages. Moreover, with respect to hybrid mortgage loans after their initial fixed rate period, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the RMBS. See “Risks—Mortgage-Backed Securities Risk.”

Asset-Backed Securities Risk. ABS are a form of structured debt obligation. In addition to the general risks associated with credit securities discussed herein and the risks discussed under “Structured Finance Investments Risks,” ABS are subject to additional risks. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets, such as automobile loans, credit card receivables, unsecured consumer loans or student loans, that has been securitized and provides for monthly payments of interest, at a fixed or floating rate, and principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets. The recoveries on the underlying collateral may not, in some cases, be sufficient to support payments on these securities, which may result in losses to investors in an ABS.

Generally, obligors may prepay the underlying assets in full or in part at any time, subjecting the Fund to prepayment risk related to the ABS it holds. While the expected repayment streams on ABS are determined by the contractual amortization schedules for the underlying assets, an investor’s yield to maturity on an ABS is uncertain and may be reduced by the rate and speed of prepayments of the underlying assets, which may be influenced by a variety of economic, social and other factors. See “Risks—Asset-Backed Securities Risk.”

CLO, CDO and CBO Risk. The Fund may invest in CDOs, CBOs and CLOs. A CDO is an ABS whose underlying collateral is typically a portfolio of other structured finance debt securities or synthetic instruments issued by another ABS vehicle. A CBO is an ABS whose underlying collateral is a portfolio of bonds. A CLO is an ABS whose underlying collateral is a portfolio of bank loans.

In addition to the general risks associated with credit or debt securities discussed herein and the risks discussed under “Structured Finance Investments Risks,” CLOs, CDOs and CBOs are subject to additional risks. CLOs, CDOs and CBOs are subject to risks because of the involvement of multiple transaction parties related to the underlying collateral and disruptions that may occur as a result of the restructuring or insolvency of the underlying obligors, which are generally corporate obligors.  Unlike a consumer obligor that is generally obligated to make payments on the collateral backing an ABS, the obligor on the collateral backing a CLO, a CDO or a CBO may have more effective defenses or resources to cause a delay in payment or restructure the underlying obligation.  If an obligor is permitted to restructure its obligations, distributions from collateral securities may not be adequate to make interest or other payments.

The performance of CLOs, CDOs and CBOs depends primarily upon the quality of the underlying assets and the level of credit support or enhancement in the structure and the relative priority of the interest in the issuer of the CLO, CDO or CBO purchased by the Fund. In general, CLOs, CDOs and CBOs are actively managed by an asset manager that is responsible for evaluating and acquiring the assets that will collateralize the CLO, CDO or CBO.  The asset manager may have difficulty in identifying assets that satisfy the eligibility criteria for the assets and may be restricted from trading the collateral. These criteria, restrictions and requirements, while reducing the overall risk to the Fund, may limit the ability of the Investment Adviser to maximize returns on the CLOs, CDOs and CBOs if an opportunity is identified by the collateral manager. In addition, other parties involved in CLOs, CDOs and CBOs, such as credit enhancement providers and investors in senior obligations of the CLO, CDO or CBO may have the right to control the activities and discretion of the Adviser in a manner that is adverse to the interests of the Fund. A CLO, CDO or CBO generally includes provisions that alter the priority of payments if performance metrics related to the underlying collateral, such as interest coverage and minimum overcollateralization, are not met.  These provisions may cause delays in payments on the securities or an increase in prepayments depending on the relative priority of the securities owned by the Fund. The failure of a CLO, CDO or CBO to make timely payments on a particular tranche may have an adverse effect on the liquidity and market value of such tranche.

The value of securities issued by CLOs, CDOs and CBOs also may change because of, among other things, changes in market value; changes in the market’s perception of the creditworthiness of the servicer of the assets, the originator of an asset in the pool, or the financial institution or fund providing credit support or enhancement; loan performance and prices; broader market sentiment, including expectations regarding future loan defaults, liquidity conditions and supply and demand for structured products. See “Risks—CLO, CDO and CBO Risk.”

CLO Subordinated Notes Risk. The Fund may invest in any portion of the capital structure of CLOs (including the subordinated, residual and deep mezzanine debt tranches). Investment in the subordinated tranche is subject to special risks. The subordinated tranche does not receive ratings and is considered the riskiest portion of the capital structure of a CLO. The subordinated tranche is junior in priority of payment to the more senior tranches of the CLO and is subject to certain payment restrictions. As a result, the subordinated tranche bears the bulk of defaults from the loans in the CLO. In addition, the subordinated tranche generally has only limited voting rights and generally does not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the CLO notes. Certain mezzanine tranches in which the Fund may invest may also be subject to certain risks similar to risks associated with investment in the subordinated tranche.

The subordinated tranche is unsecured and ranks behind all of the secured creditors, known or unknown, of the CLO issuer, including the holders of the secured notes it has issued. Consequently, to the extent that the value of the issuer’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayment or changes in interest rates, the value of the subordinated tranche realized at redemption could be reduced. Accordingly, the subordinated tranche may not be paid in full and may be subject to up to 100% loss. The leveraged nature of subordinated notes may magnify the adverse impact on the subordinated notes of changes in the market value of the investments held by the issuer, changes in the distributions on those investments, defaults and recoveries on those investments, capital gains and losses on those investments, prepayments on those investments and availability, prices and interest rates of those investments. Investments in the subordinated tranche of a CLO are generally less liquid than CLO debt tranches and subject to extensive transfer restrictions, and there may be no market for subordinated notes. Certain mezzanine tranches in which the Fund may invest may also be subject to certain risks similar to risks associated with investment in the subordinated tranche. See “Risks— CLO, CDO and CBO Risk—CLO Subordinated Notes Risk.”

Risks Associated with Risk-Linked Securities. RLS are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. Unlike other insurable low-severity, high-probability events (such as auto collision coverage), the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical RLS are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes. RLS represent a method of reinsurance, by which insurance companies transfer their own portfolio risk to other reinsurance companies and, in the case of RLS, to the capital markets. A typical RLS provides for income and return of capital similar to other fixed-income investments, but involves full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. In essence, investors invest funds in RLS and if a catastrophe occurs that “triggers” the RLS, investors may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor—an insurer, reinsurer or corporation—to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. RLS can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indices, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of RLS may be difficult to assess. Catastrophe-related RLS have been in use since the 1990s, and the securitization and risk-transfer aspects of such RLS are beginning to be employed in other insurance and risk-related areas. No active trading market may exist for certain RLS, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. See “Risks—Risks Associated with Risk-Linked Securities.”

Risks Associated with Structured Notes. Investments in structured notes involve risks associated with the issuer of the note and the reference instrument. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note. See “Risks—Risks Associated with Structured Notes Risk.”

Senior Loans Risk. The Fund may invest in senior secured floating rate Loans made to corporations and other non-governmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets of the borrower, including stock owned by the borrower in its subsidiaries, that is senior to that held by junior lien creditors, subordinated debt holders and stockholders of the borrower. The Fund’s investments in Senior Loans are typically below-investment grade and are considered speculative because of the credit risk of the applicable issuer.

There is less readily-available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is rarely a minimum rating or other independent evaluation of a borrower or its securities, and the Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser with respect to investments in Senior Loans. The Adviser’s judgment about the credit quality of a borrower may be wrong.

The risks associated with Senior Loans of below-investment grade quality are similar to the risks of other lower grade Income Securities, although Senior Loans are typically senior in payment priority and secured on a senior priority basis, in contrast to subordinated and unsecured Income Securities. Senior Loans’ higher priority has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans have less interest rate risk than certain other lower grade Income Securities, which may have fixed interest rates. See “Risks—Senior Loans Risk.”

Second Lien Loans Risk. The Fund may invest in “second lien” secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes (“Second Lien Loans”). Second Lien Loans are typically second in right of payment and/or second in right of priority with respect to collateral remedies to one or more Senior Loans of the related borrower. Second Lien Loans are subject to the same risks associated with investment in Senior Loans and other lower grade Income Securities. However, Second Lien Loans are second in right of payment and/or second in right of priority with respect to collateral remedies to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and/or the value of any property securing the Loan may be insufficient to meet scheduled payments or otherwise be available to repay the Loan after giving effect to payments in respect of a Senior Loan, including payments made with the proceeds of any property securing the Loan and any senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure. See “Risks—Second Lien Loans Risk.”

Subordinated Secured Loans Risk. Subordinated secured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below-investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher-ranking secured obligations of the borrower. Subordinated secured Loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid. See “Risks—Subordinated Secured Loans Risk.”

Unsecured Loans Risk. Unsecured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, subordinated secured Loans and below-investment grade securities. However, because unsecured Loans have lower priority in right of payment to any higher-ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher-ranking obligations of the borrower. Unsecured Loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and subordinated secured Loans and may be less liquid. See “Risks—Unsecured Loans Risk.”

Loans and Loan Participations and Assignments Risk. The Fund may invest in loans directly or through participations or assignments. The Fund may purchase Loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Fund may also purchase, without limitation, participations in Loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund may not be able to conduct the same due diligence on the borrower with respect to a Senior Loan that the Fund would otherwise conduct. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the Senior Loan. Lenders selling a participation and other persons inter-positioned between the lender and the Fund with respect to a participation will likely conduct their principal business activities in the banking, finance and financial services industries. Because the Fund may invest in participations, the Fund may be more susceptible to economic, political or regulatory occurrences affecting such industries.

Certain of the loan participations or assignments acquired by the Fund may involve unfunded commitments of the lenders, revolving credit facilities, delayed draw credit facilities or other investments under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). These commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loans and related investments in the Fund’s portfolio.

Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of the Fund to sell its interest in a loan at an advantageous time or price. The resale, or secondary, market for loans is currently growing, but may become more limited or more difficult to access, and such changes may be sudden and unpredictable.  Transactions in loans are often subject to long settlement periods (in excess of the standard T+2 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to the Fund to make additional investments or to use proceeds to meet its current obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its obligations such as borrowing from a bank or holding additional cash, particularly during periods of unusual market or economic conditions or financial stress.

The Fund invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The Fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant-lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations.

The Fund is subject to other risks associated with investments in (or exposure to) loans and other similar obligations, including that such loans or obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims. See “Risks—Loans and Loan Participations and Assignments Risk.”

Mezzanine Investments Risk. The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and other lower grade Income Securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher-ranking obligations of the borrower. Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than Senior Loans and Second Lien Loans and may be less liquid. See “Risks—Mezzanine Investments Risk.”

Distressed and Defaulted Securities Risk. Investments in the securities of financially distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong. See “Risks—Distressed and Defaulted Securities Risk.”

Convertible Securities Risk. Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

“Synthetic” convertible securities have economic characteristics similar to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments.

The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times. See “Risks—Convertible Securities Risk.”

Preferred Securities/Preferred Stock Risk. The Fund may invest in preferred stock, which represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently riskier than the bonds and other debt instruments of the issuer, but less risky than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of “non-cumulative” preferred stocks) or defer (in the case of “cumulative” preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock. See “Risks—Preferred Securities/Preferred Stock Risk.”

Foreign Securities Risk. The Fund may invest up to 30% of its total assets in securities of foreign issuers. Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets.  In addition, such investments are subject to other adverse diplomatic investments, which may include the imposition of economic or trade sanctions or other measures by the U.S. or other governments and supranational organizations or changes in trade policies.  These developments may, among other things, limit the ability of the Fund to invest in certain securities or require the disposition of an investment. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. The Fund may also invest in U.S. dollar-denominated Income Securities of foreign issuers, which are subject to many of the risks described above regarding Income Securities of foreign issuers denominated in foreign currencies. These risks are heightened under the current conditions. See “Risks—Foreign Securities Risk.”

Emerging Markets Risk. The Fund’s investments in securities of foreign issuers may include issuers which are located in countries considered to be emerging markets, and investments in such securities are considered speculative. Investing in securities in emerging markets generally entails greater risks of loss or deviation from the Fund’s investment objective than investing in securities in developed countries. Securities issued by governments or issuers in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities. These risks are elevated under current conditions and include: (i) less social, political and economic stability and potentially more volatile currency exchange rates; (ii) the small current size of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays), and the currently low or nonexistent volume of trading, which result in a lack of liquidity, in greater price volatility, and/or a higher risk of failed trades or other trading issues; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, and trade barriers; (iv) foreign taxation; (v) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to the Fund) for investment losses and injury to private property; (vi) lower levels of government regulation, which could lead to market manipulation, and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements which limit the quality and availability of financial information; (vii) high rates of inflation for prolonged periods and rapid interest rate changes; (viii) dependence on a few key trading partners and sensitivity to adverse political or social events affecting the region where an emerging market is located compared to developed market securities; and (ix) particular sensitivity to global economic conditions, including adverse effects stemming from recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies. Sovereign debt of emerging countries may be in default or present a greater risk of default, the risk of which is heightened given the current conditions. These risks are heightened for investments in frontier markets. See “Risks—Emerging Markets Risk.”

Foreign Currency Risk. The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. See “Risks—Foreign Currency Risk.”

Sovereign Debt Risk. Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of sovereign debt, the Fund may be requested to participate in the restructuring of such sovereign indebtedness, including the rescheduling of payments and the extension of further loans to debtors, which may adversely affect the Fund. See “Risks—Sovereign Debt Risk.”

Common Equity Securities Risk. The Fund may invest up to 50% of its total assets in Common Equity Securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Common Equity Securities’ prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market, and broader domestic and international political and economic events. The prices of Common Equity Securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The prices of Common Equity Securities are also sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of Common Equity Securities to which the Fund has exposure. At times, stock markets can be volatile and stock prices can change substantially and suddenly. While broad market measures of Common Equity Securities have historically generated higher average returns than Income Securities, Common Equity Securities have also experienced significantly more volatility in those returns. Common Equity Securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers. Dividends on Common Equity Securities which the Fund may hold are not fixed but are declared at the discretion of the issuer’s board of directors. There is no guarantee that the issuers of the Common Equity Securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. See “Risks—Common Equity Securities Risk.”

New Issues Risk. “New Issues” are initial public offerings (“IPOs”) of U.S. equity securities. There is no assurance that the Fund will have access to profitable IPOs, and therefore investors should not rely on any potential gains from IPOs as an indication of future performance of the Fund. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, some companies in IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them. Further, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO. When an IPO is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares. See “Risks—New Issues Risk.”

Risks Associated with the Fund’s Covered Call Option Strategy and Put Options. The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its Covered Call Option Strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The Fund may write call options on individual securities, securities indices, ETFs and baskets of securities. The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument upon exercise of the option. A call option is “covered” if the Fund owns the security or instrument underlying the call or has an absolute right to acquire the security or instrument without additional cash consideration (or, if additional cash consideration is required under current regulatory requirements, cash or cash equivalents in such amount are segregated by the Fund’s custodian or earmarked on the Fund’s books and records). A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser as described above. As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security or instrument covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. For certain types of options, the writer of the option will have no control over the time when it may be required to fulfill its obligation under the option. There can be no assurance that a liquid market will exist if and when the Fund seeks to close out an option position. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security or instrument at the exercise price.

The Fund may purchase and write exchange-listed and OTC options. Options written by the Fund with respect to non-U.S. securities, indices or sectors and other instruments generally will be OTC options. OTC options differ from exchange-listed options in several respects. They are transacted directly with the dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. OTC options are subject to heightened counterparty, credit, liquidity and valuation risks. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The hours of trading for options may not conform to the hours during which the underlying securities are traded. The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

The Fund may also purchase and write covered put options. A put option written by the Fund on a security is “covered” if the Fund segregates or earmarks assets determined to be liquid by the Sub-Adviser, in accordance with the procedures established by the Board, equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Sub-Adviser, as described above. As a seller of covered put options, the Fund bears the risk of loss if the value of the underlying security or instrument declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the security or instrument underlying the put option at a price greater than the market price of the security or instrument at the time of exercise plus the put premium the Fund received when it wrote the option. The Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option; however, the Fund risks a loss equal to the entire exercise price of the option minus the put premium. See “Risks—Risks Associated with the Fund’s Covered Call Option Strategy and Put Options.”

Risks of Real Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by Real Property Asset Companies.

Real Estate Risks. Because of the Fund’s ability to make indirect investments in real estate and in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate. These risks include:

• declines in the value of real estate;
• general and local economic conditions;
• unavailability of mortgage funds;
• overbuilding;
• extended vacancies of properties;
• increased competition;
• increases in property taxes and operating expenses;
• changes in zoning laws;
• losses due to costs of cleaning up environmental problems and contamination;
• limitations on, or unavailability of, insurance on economic terms;
• liability to third parties for damages resulting from environmental problems;
• casualty or condemnation losses;
• limitations on rents;
• changes in neighborhood values and the appeal of properties to tenants;
• changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy; and
• changes in interest rates.
Energy Companies Risk. Energy Companies are subject to certain risks, including, but not limited to, the following: catastrophic event risk, energy commodity pricing risk, energy sector regulatory risk, and industry-specific risk.  Energy companies are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life and could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders. Energy companies may be adversely affected by fluctuations in the prices of energy commodities and by the levels of supply and demand for energy commodities. Energy companies are also subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. For additional information, please see “Risks—Energy Companies Risk.”
Natural Resources and Commodities Risks. Because of the Fund’s ability to make indirect investments in natural resources and physical commodities, and in Real Property Asset Companies engaged in oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, forest products, chemicals, coal, alternative energy sources and environmental services, as well as related transportation companies and equipment manufacturers, the Fund is subject to risks associated with special risks, which include: supply and demand risk, depletion and exploration risk, operational and geological risk, regulatory risk, commodity pricing risk, and precious metals pricing metals risk.  For additional information, please see “Risks— Natural Resources and Commodities Risks.”

Risks of Personal Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by Personal Property Asset Companies. Personal (as opposed to real) property includes any tangible, movable property or asset. The Fund will typically seek to invest in Income Securities and Common Equity Securities of Personal Property Asset Companies that are associated with personal property assets with investment performance that is not highly correlated with traditional market indexes, such as special situation transportation assets (e.g., railcars, airplanes and ships) and collectibles (e.g., antiques, wine and fine art). For additional information, please see “Risks—Risks of Personal Property Asset Companies.”

Private Securities Risk. The Fund may invest in privately issued securities and Common Equity Securities of both public and private companies. Private Securities have additional risk considerations than investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Sub-Adviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain Private Securities may be illiquid. Because there is often no readily available trading market for Private Securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Private Securities are also more difficult to value. Valuation may require more research, and elements of judgment may play a greater role in the valuation of Private Securities as compared to public securities because there is less reliable objective data available. Private Securities that are debt securities generally are of below-investment grade quality, frequently are unrated and present many of the same risks as investing in below-investment grade public debt securities. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations. See “Risks—Private Securities Risk.”

Risks Associated with Private Company Investments. Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles and are not required to maintain effective internal controls over financial reporting. As a result, the Sub-Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.

These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Fund will be able to realize the value of private company investments in a timely manner, and these investments are subject to heightened valuation risks. See “Risks—Risks Associated with Private Company Investments.”

Late-Stage Private Companies Risk. Investments in late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. The Fund may not be able to sell such investments when the Sub-Adviser deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Fund from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company issues shares in an IPO, IPOs are risky and volatile and may cause the value of the Fund’s investment to decrease significantly. See “Risks—Late-Stage Private Companies Risk.”

Investment Funds Risk. The Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing up to 30% of its total assets in Investment Funds. These investments include open-end funds, closed-end funds, exchange-traded funds and business development companies as well as other pooled investment vehicles. Investments in Investment Funds present certain special considerations and risks not present in making direct investments in Income Securities and Common Equity Securities. Investments in Investment Funds subject the Fund to the risks affecting such Investment Funds and involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investment in another Investment Fund are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expenses and fees at both levels. Fees and expenses borne of other Investment Funds in which the Fund invests may be similar to the fees and expenses borne of the Fund and can include asset-based management fees and administrative fees payable to such entities’ advisers and managers, as well as other expenses borne by such entities, thus resulting in fees and expenses at both levels. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ Financial Leverage, thereby adding additional expense and increasing volatility and risk (including the Fund’s overall exposure to Financial Leverage risk). Fees payable to advisers and managers of Investment Funds may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation.

Investments in Investment Funds frequently expose the Fund to an additional layer of leverage. Investments in Investment Funds expose the Fund to additional management risk. The success of the Fund’s investments in Investment Funds will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities. While the Sub-Adviser will seek to evaluate managers of Investment Funds and where possible independently evaluate the underlying assets, a substantial degree of reliance on such entities’ managers is nevertheless present with such investments.

In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company (which, in certain instances, may also limit a fund’s ability to invest in certain types of structured finance vehicles). These changes and actions may adversely impact the Fund’s investment strategies and operations, as well as those of the underlying investment vehicles in which the Fund invests or other funds that invest in the Fund. See “Risks—Investment Funds Risk.”

Synthetic Investments Risk. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities through the use of customized derivative instruments (including swaps, options, forwards, notional principal contracts or other financial instruments) to replicate, modify or replace the economic attributes associated with an investment in Income Securities and Common Equity Securities (including interests in Investment Funds). The Fund may be exposed to certain additional risks to the extent the Sub-Adviser uses derivatives as a means to synthetically implement the Fund’s investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. Furthermore, certain derivative instruments contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses. See “Risks—Synthetic Investments Risk.”

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the purchasing power and value of money. As inflation increases, the real value of the Common Shares and distributions can decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and the Fund’s investments may not keep pace with inflation, which would adversely affect the Fund. This risk is significantly elevated compared to normal conditions because of recent monetary policy measures and the current low interest rate environment. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of Financial Leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio. See “Risks—Inflation/Deflation Risk.”

Market Discount Risk. The Fund cannot predict whether the Common Shares will trade at a premium or discount to the Fund’s NAV. If the Common Shares are trading at a premium to NAV at the time you purchase Common Shares, the NAV per share of the Common Shares purchased will be less than the purchase price paid. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. The risk of the Common Shares trading at a discount is a risk separate from the risk of a decline in the Fund’s NAV as a result of the Fund’s investment activities. A future increase in the number of Common Shares available may put downward pressure on the market price for Common Shares.

Whether a Common Shareholder will realize a gain or loss upon the sale of Common Shares depends upon whether the market value of the Common Shares at the time of sale is above or below the price the Common Shareholder paid, taking into account transaction costs for the Common Shares, and is not directly dependent upon the Fund’s NAV. Because the market value of the Common Shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors outside the Fund’s control, the Fund cannot predict whether the Common Shares will trade at, below or above NAV, or at, below or above the public offering price for the Common Shares. Common Shares of the Fund are designed primarily for long-term investors; investors in Common Shares should not view the Fund as a vehicle for trading purposes. See “Risks—Market Discount Risk.

Dilution Risk. The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund’s per Common Share distribution may decrease, and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below NAV pursuant to the consent of Common Shareholders, shareholders will experience a dilution of the aggregate NAV per Common Share because the sale price will be less than the Fund’s then-current NAV per Common Share. See “Risks—Dilution Risk.”

Financial Leverage and Leveraged Transactions Risk. Although the use of Financial Leverage and leveraged transactions by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage and leveraged transaction proceeds are greater than the cost of Financial Leverage and leveraged transactions, the Fund’s return will be greater than if Financial Leverage and leveraged transactions had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage and leveraged transactions, the return to the Fund will be less than if Financial Leverage and leveraged transactions had not been used. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

Financial Leverage and the use of leveraged transactions involve risks and special considerations for shareholders, including the likelihood of greater volatility of NAV and market price of and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on Borrowings or in the dividend rate on any Preferred Shares that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage and leveraged transactions in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.

Because the fees received by the Investment Adviser and Sub-Adviser are based on the Managed Assets of the Fund (including the proceeds of any Financial Leverage), the Investment Adviser and Sub-Adviser have a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Investment Adviser and the Sub-Adviser on the one hand and the Common Shareholders on the other. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee.

Borrowings may subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Borrowings by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such indebtedness. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

The Fund may enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements (as described below). Under a reverse repurchase agreement, the Fund would sell securities or other assets and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities or other assets sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In the event of the insolvency of the counterparty to a reverse repurchase agreement, recovery of the securities or other assets sold by the Fund may be delayed. The counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities or other assets transferred to another party or the securities or other assets in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the NAV of the Fund’s Common Shares.

The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security (but not the same security) for settlement at a later date. During the roll period, the Fund gives up the principal and interest payments on the sold security, but may invest the sale proceeds. When the Fund enters into a dollar roll transaction, any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of the Fund’s assets, and therefore, the Fund’s NAV. Successful use of dollar rolls may depend upon the Sub-Adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. Dollar roll transactions may sometimes be considered to be the practical equivalent of Borrowing and constitute leverage. Dollar roll transactions also involve the risk that the market value of the securities the Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, in the event that the Fund’s counterparty becomes insolvent or otherwise unable or unwilling to perform its obligations, the Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Fund’s obligation to purchase the substantially similar securities.

The Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. Under current regulatory requirements, to the extent the terms of any such transaction obligate the Fund to make payments, to mitigate leveraging risk and otherwise comply with regulatory requirements, the Fund must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk. Securities so segregated or designated as “cover” will be unavailable for sale by the Sub-Adviser (unless replaced by other securities qualifying for segregation or cover requirements), which may adversely affect the ability of the Fund to pursue its investment objective. See “Use of Financial Leverage—Reverse Repurchase Agreements and Dollar Roll Transactions” for additional information on certain regulatory changes regarding asset segregation and cover transactions.

The Fund may have Financial Leverage and leveraged transactions outstanding during a short-term period during which such Financial Leverage and leveraged transactions may not be beneficial to the Fund if the Adviser believes that the long-term benefits to Common Shareholders of such Financial Leverage and leveraged transactions would outweigh the costs and portfolio disruptions associated with redeeming and reissuing or closing out and reopening such Financial Leverage and leveraged transactions. However, there can be no assurance that the Adviser’s judgment in weighing such costs and benefits will be correct.

Recent economic and market events have contributed to severe market volatility at times and caused severe liquidity strains in the credit markets during some periods. If dislocations in the credit markets continue, the Fund’s leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions on Common Shares at historical levels and Common Shareholders will bear any costs associated with selling portfolio securities.

The Fund’s total Financial Leverage and leveraged transactions may vary significantly over time. To the extent the Fund increases its amount of Financial Leverage and leveraged transactions outstanding, it will be more exposed to these risks. The Fund may also be exposed to the risks associated with Financial Leverage and leveraged transactions through its investments in Investment Funds. See “Risks—Financial Leverage and Leveraged Transactions Risk.”

Derivatives Transactions Risk.

Derivatives Transactions Risk in General. In addition to the Covered Call Option Strategy and other options strategies described above, the Fund may, but is not required to, utilize other derivatives, including futures contracts, swaps transactions and other strategic transactions to seek to earn income, facilitate portfolio management and mitigate risks. Participation in derivatives markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call writing strategy). Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Derivatives transactions utilizing instruments denominated in foreign currencies will expose the Fund to foreign currency risk. Derivatives transactions involve risks of mispricing or improper valuation, and the documentation governing a derivative instrument or transaction may be unfavorable or ambiguous. Derivatives transactions may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, limit or restrict the ability of the Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective. In connection with certain derivatives transactions, under current regulatory requirements, to the extent the terms of any such transaction obligate the Fund to make payments, the Fund may be required to segregate liquid assets or otherwise cover such transactions. The Fund also may be required to deposit amounts as premiums or to be held in margin accounts. Such amounts may not otherwise be available to the Fund for investment purposes. The Fund may earn a lower return on its portfolio than it might otherwise earn if it did not have to segregate assets in respect of, or otherwise cover, its derivatives transactions positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions. Participation in derivatives market transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if the Sub-Adviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Additional risks inherent in the use of derivatives include:

• dependence on the Sub-Adviser’s ability to predict correctly movements in the direction of interest rates, securities prices or other underlying instruments;
• imperfect correlation between the value of such instruments and the underlying assets;
• the fact that skills needed to use these strategies are different from those needed to select portfolio securities;
• the possible absence of a liquid secondary market for any particular instrument at any time;
• the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;
• the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so; and
• the creditworthiness and possible default of counterparties.
Futures Transactions Risk. The Fund may invest in futures contracts and options on futures contracts. Futures and options on futures entail certain risks, including but not limited to the following:

• no assurance that futures contracts or options on futures can be offset at favorable prices;
• possible reduction of the return of the Fund due to their use for hedging;
• possible reduction in value of both the securities hedged and the hedging instrument;
• possible lack of liquidity, trading restrictions or limitations that may be imposed by an exchange, and the potential that government regulations may restrict trading;
• imperfect correlation between the contracts and the securities being hedged; and
• losses from investing in futures transactions that are potentially unlimited and losses resulting from the default or insolvency of intermediaries such as the Fund’s futures commission merchant.
Risks Associated with Swaps. The Fund may enter into swap transactions, including credit default swaps, total return swaps, index swaps, currency swaps, commodity swaps and interest rate swaps, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. The Fund may utilize swap agreements in an attempt to gain exposure to certain assets without purchasing those assets, to hedge other positions or for investment purposes.

Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, largely due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund may be less favorable than it would have been if these investment techniques were not used. Such transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Written credit default swaps also are subject to the risk of default on the instrument underlying the swap, which may result in the Fund being obligated to pay the counterparty to the swap the principal amount of the underlying instrument. Cash-settled swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to such swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments and margin that the Fund is contractually entitled to receive. Swaps are subject to valuation, liquidity and leveraging risks and could result in substantial losses to the Fund.

Swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. Swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder.

Certain standardized swaps are subject to mandatory exchange trading and central clearing. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, the Commodity Futures Trading Commission (“CFTC”) and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the SEC have defined as “swaps.” Mandatory exchange-trading and clearing are occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. In addition, the CFTC in October 2020 adopted amendments to its position limits rules that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts. Further regulatory developments in the swap market may adversely impact the swap market generally or the Fund’s ability to use swaps. See “Risks—Derivatives Transactions Risk.”

Counterparty Risk. The Fund will be subject to risk with respect to the counterparties to the derivative contracts entered into by the Fund. If a counterparty becomes bankrupt or defaults on or otherwise fails to perform its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions (such as the current conditions), increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties’ other trading partners or borrowers.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses. See “U.S. Federal Income Tax Considerations.” See “Risks—Portfolio Turnover Risk.”

U.S. Government Securities Risk. Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by:

(i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity (“GSE”); (iv) pools of assets (e.g., MBS); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government. Any downgrades of the U.S. credit rating could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all debt generally. The value of U.S. government obligations may be adversely affected by changes in interest rates. It is possible that the issuers of some U.S. government securities will not have the funds to timely meet their payment obligations in the future and there is a risk of default. For certain agency and GSE issued securities, there is no guarantee the U.S. government will support the agency or GSE if it is unable to meet its obligations. See “Risks—U.S. Government Securities Risk.”

UK Departure from EU (“Brexit”) Risk. On January 31, 2020, the United Kingdom officially withdrew from the European Union (“EU”) and the two sides entered into a transition period, during which period EU law continued to apply in the UK. The transition period ended on December 31, 2020. On December 30, 2020, the UK and the EU signed an agreement on the terms governing certain aspects of the EU’s and the United Kingdom’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”). Notwithstanding the TCA, there is likely to be considerable uncertainty as to the United Kingdom’s post-transition framework, and in particular as to the arrangements which will apply to the UK’s relationships with the EU and with other countries, which is likely to continue to develop and could result in increased volatility and illiquidity and potentially lower economic growth. The political divisions surrounding Brexit within the United Kingdom, as well as those between the UK and the EU, may also have a destabilizing impact on the economy and currency of the United Kingdom and the EU. Any further exits from member states of the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

In addition to the effects on the Fund’s investments in European issuers, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s other investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. In addition, Brexit could lead to further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Fund), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Brexit. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. See “Risks—UK Departure from EU (“Brexit”) Risk.”

Redenomination Risk. The result of Brexit, the progression of the European debt crisis and the possibility of one or more Eurozone countries exiting the European Monetary Union (“EMU”), or even the collapse of the euro as a common currency, has in recent years created significant volatility in currency and financial markets generally. The effects of the collapse of the euro, or of the exit of one or more countries from the EMU, on the U.S. and global economies and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities. See “Risks—Redenomination Risk.”

Legislation and Regulation Risk. At any time after the date hereof, U.S. and non-U.S. governmental agencies and other regulators may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws may impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed. See “Risks—Legislation and Regulation Risk.”

LIBOR Replacement Risk. The terms of many investments, financings or other transactions in the U.S. and globally have been historically tied to interbank reference rates (referred to collectively as the “London Interbank Offered Rate” or “LIBOR”), which function as a reference rate or benchmark for such investments, financings or other transactions. LIBOR may be a significant factor in determining payment obligations under derivatives transactions, the cost of financing of Fund investments or the value or return on certain other Fund investments. As a result, LIBOR may be relevant to, and directly affect, the Fund’s performance.

On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons.  On March 5, 2021, the FCA and the LIBOR administrator announced that most tenors and settings of LIBOR will be officially discontinued on December 31, 2021 and the most widely used U.S. dollar LIBOR tenors will be discontinued on June 30, 2023 and that such LIBOR rates will no longer be sufficiently robust to be representative of their underlying markets around that time. Various financial industry groups have begun planning for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The transition process might lead to increased volatility and illiquidity in markets for instruments with terms tied to LIBOR. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Although some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology or increased costs for certain LIBOR-related instruments or financing transactions, others may not have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Instruments that include robust fallback provisions to facilitate the transition from LIBOR to an alternative reference rate may also include adjustments that do not adequately compensate the holder for the different characteristics of the alternative reference rate.  The result may be that the fallback provision results in a value transfer from one party to the instrument to the counterparty.  Additionally, because such provisions may differ across instruments (e.g., hedges versus cash positions hedged), LIBOR’s cessation may give rise to basis risk and render hedges less effective. As the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects and related adverse conditions could occur prior to the end of some LIBOR tenors in 2021 or the remaining LIBOR tenors in mid-2023. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and the possible renegotiation of existing contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Fund investments may also be tied to other interbank offered rates and currencies, which also will face similar issues. In many cases, in the event that an instrument falls back to an alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”), the alternative reference rate will not perform the same as LIBOR because the alternative reference rates do not include a credit sensitive component in the calculation of the rate.  The alternative reference rates are generally secured by U.S. treasury securities and will reflect the performance of the market for U.S. treasury securities and not the inter-bank lending markets.  In the event of a credit crisis, floating rate instruments using alternative reference rates could therefore perform differently than those instruments using a rate indexed to the inter-bank lending market.

The state of New York recently adopted legislation that would require LIBOR-based contracts that do not include a fallback to a rate other than LIBOR or an inter-bank quotation poll to use a SOFR-based rate plus a spread adjustment.  Pending legislation in the U.S. Congress may also affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to an alternative reference rate selected by such agents.  The New York statute and the federal legislative proposal includes safe harbors from liability, which may limit the recourse the Fund may have if the alternative reference rate does not fully compensate the Fund for the transition of an instrument from LIBOR.  If enacted, the federal legislation may also preempt the New York statute, which may create uncertainty to the extent a party has sought to rely on the New York statute to select a replacement benchmark rate.

These developments could negatively affect financial markets in general and present heightened risks, including with respect to the Fund’s investments. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments may be adversely affected. See “Risks—LIBOR Replacement Risk.”

Recent Market Developments Risk. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social, economic and public health events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with certain securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic or public health crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. As with other serious economic disruptions, governmental authorities and regulators have in the past responded (and may in the future respond to similar crises) to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund. See “Risks—Recent Market Developments Risk.”

Increasing Government and other Public Debt Risk. Government and other public debt can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments. Extraordinary governmental and quasigovernmental responses to the current economic, market, labor and public health conditions are significantly increasing government and other public debt, which heighten these risks and the long-term consequences of these actions are not known. Unsustainable debt levels can decline the valuation of currencies and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns or can lead to increases in inflation or generate or contribute to an economic downturn. See “Risks—Increasing Government and other Public Debt Risk.”

When-Issued and Delayed Delivery Transactions Risk. Securities purchased on a when-issued or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund generally will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date.

Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself. See “Risks—When-Issued and Delayed Delivery Transactions Risk.”

Short Sales Risk. The Fund may make short sales of securities. Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited and is greater than a direct investment in the security itself because the price of the borrowed or reference security may rise. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced, which will be expenses of the Fund. Short sales also subject the Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. Government actions also may affect the Fund’s ability to engage in short selling. The use of physical short sales is typically more expensive than gaining short exposure through derivatives. See “Risks—Short Sales Risk.”

Repurchase Agreement Risk. In the event of the insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Fund may be delayed. Such an insolvency may result in a loss to the extent that the value of the purchased securities or other assets decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. The credit, liquidity and other risks associated with repurchase agreements are magnified to the extent a repurchase agreement is secured by collateral other than cash, government securities or liquid securities or instruments issued by an issuer that has an exceptionally strong credit quality. The Fund may accept a wide variety of underlying securities as collateral for repurchase agreements entered into by the Fund. See “Risks—Repurchase Agreement Risk.”

Securities Lending Risk. The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. See “Risks—Securities Lending Risk.”

Risk of Failure to Qualify as a RIC. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies (“RICs”), the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources, meet certain asset diversification tests and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. See “Risks—Risk of Failure to Qualify as a RIC.”

Conflicts of Interest Risk. Guggenheim Partners is a global asset management and investment advisory organization. Guggenheim Partners and its affiliates advise clients in various markets and transactions and purchase, sell, hold and recommend a broad array of investments for their own accounts and the accounts of clients and of their personnel and the relationships and products they sponsor, manage and advise. Accordingly, Guggenheim Partners and its affiliates may have direct and indirect interests in a variety of global markets and the securities of issuers in which the Fund may directly or indirectly invest. These interests may cause the Fund to be subject to regulatory limits, and in certain circumstances, these various activities may prevent the Fund from participating in an investment decision.

An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and its affiliates are engaged in a variety of business activities that are unrelated to managing the Fund, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Fund. As a result, activities and dealings of Guggenheim Partners and its affiliates may affect the Fund in ways that may disadvantage or restrict the Fund or be deemed to benefit Guggenheim Partners and its affiliates. From time to time, conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940 (the “Advisers Act”) and the requirements of the 1940 Act, the Sub-Adviser may have to allocate a limited investment opportunity among its clients. The other accounts might also have different investment objectives or strategies than the Fund. In addition, the Fund may be limited in its ability to invest in, or hold securities of, any companies that the Investment Adviser or its affiliates (or other accounts managed by the Investment Adviser or its affiliates) control, or companies in which the Investment Adviser or its affiliates have interests or with whom they do business. For example, affiliates of the Investment Adviser may act as underwriter, lead agent or administrative agent for loans or otherwise participate in the market for loans. Because of limitations imposed by applicable law, the presence of the Investment Adviser’s affiliates in the markets for loans may restrict the Fund’s ability to acquire some loans or affect the timing or price of such acquisitions. To address these conflicts, the Fund and Guggenheim Partners and its affiliates have established various policies and procedures that are reasonably designed to detect and prevent such conflicts and prevent the Fund from being disadvantaged.

There can be no guarantee that these policies and procedures will be successful in every instance. For additional information about potential conflicts of interest, and the way in which the Adviser and its affiliates address such conflicts, please see “Management of the Fund—Information Regarding Potential Conflicts of Interest” in the SAI. See “Risks—Conflicts of Interest Risk.”

Market Disruption and Geopolitical Risk. The Fund does not know and cannot predict how long securities markets may be affected by geopolitical events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested and the risks associated with financial, economic, public health, labor and other global market developments and disruptions. See “Risks—Market Disruption and Geopolitical Risk.”

Cyber Security, Market Disruptions and Operational Risk. As in other parts of the economy, the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and exchanges on which its shares trade and other infrastructures and services on which the Fund, the Investment Adviser, the Sub-Adviser or the Fund’s other service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions. Cyber incidents, which can be perpetrated by a variety of means, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Fund, the Investment Adviser, the Sub-Adviser or the Fund’s other service providers. A cyber incident or sudden market disruption could adversely impact the Fund, the Investment Adviser, the Sub-Adviser or the Fund’s other service providers or the Fund’s shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting the Fund’s ability to calculate its NAV or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting the Fund to fines, penalties or financial losses or otherwise adversely affecting the operations, systems and activities of the Fund, the Investment Adviser, the Sub-Adviser or the Fund’s other service providers and market intermediaries. These types of adverse consequences could also result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, the Fund’s ability to calculate its NAV correctly, in a timely manner or process trades or Fund transactions may be adversely affected, including over a potentially extended period. The Fund, the Investment Adviser, the Sub-Adviser or the Fund’s other service providers may directly bear these risks and related costs. The Fund, the Investment Adviser, the Sub-Adviser and the Fund’s other service providers are continuing to experience the impacts of quarantines and similar measures being enacted by governments in response to COVID-19, which have obstructed the regular functioning of business workforces (including requiring employees to work from external locations and their homes). Accordingly, the risks described above are heightened under current conditions. See “Risks—Cyber Security, Market Disruptions and Operational Risk.”

Special Purpose Acquisition Companies Risk. The Fund may invest in stock, warrants, rights and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities in a private placement transaction or as part of a public offering. As an alternative to obtaining a public listing through a traditional IPO, SPAC investments carry many of the same risks as investments in IPO securities. These may include, but are not limited to, erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. Investments in SPACs also have risks peculiar to the SPAC structure and investment process. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. To the extent a SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. Some

SPACs pursue acquisitions and mergers only within certain market sectors or regions, which can increase the volatility of their prices. Conversely, other SPACs may invest without such limitations, in which case management may have limited experience or knowledge of the market sector or region in which the transaction is contemplated. Moreover, interests in SPACs may be illiquid and/or be subject to restrictions on resale, which may remain for an extended time, and may only be traded in the over-the-counter market. If there is no market for interests in a SPAC, or only a thinly traded market for interests in a SPAC develops, the Fund may not be able to sell its interest in a SPAC, or may be able to sell its interest only at a price below what the Fund believes is the SPAC interest’s value. See “Risks—Special Purpose Acquisition Companies Risk.”

Anti-Takeover Provisions in the Fund’s Governing Documents
The Agreement and Declaration of Trust and By-Laws (collectively, the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents” and “Risks—Anti-Takeover Provisions Risk.”

Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent
The Bank of New York Mellon serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

Computershare Trust Company, N.A. serves as the Fund’s dividend disbursing agent, transfer agent and registrar with respect to the Common Shares, and Computershare Trust Company, N.A. serves as agent under the Fund’s Dividend Reinvestment Plan (the “Plan Agent”).

MUFG Investor Services (US) LLC (“MUFG”) serves as the Fund’s administrator. Pursuant to an administration agreement with the Fund, MUFG provides certain administrative, bookkeeping and accounting services to the Fund. MUFG also provides certain fund accounting services to the Fund pursuant to a fund accounting agreement.

SUMMARY OF FUND EXPENSES
The following table contains information about the costs and expenses that Common Shareholders will bear directly or indirectly. The expenses shown in the table under “Annual Expenses” are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues 12,500,000 Common Shares (representing an aggregate public offering price of $250,000,000) and incurs leverage representing approximately 25% of its Managed Assets.. The purpose of the table and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The following table should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than shown and, all other things being equal, will increase as a percentage of net assets attributable to Common Shares if the Fund issues fewer than 12,500,000 Common Shares.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)(1)	None
Offering expenses borne by the Fund (as a percentage of offering price)(2)	None
Dividend Reinvestment Plan fees(3)	None

Annual Expenses	Percentage of Average Net Assets Attributable to Common Shares(
Management fee(4)	1.67%
Interest expense(5)	0.22%
Other expenses(6)	0.32%
Acquired fund fees and expenses(7)	0.01%
Total annual expenses	2.22%
______________________
(1)
The Investment Adviser (and not the Fund) has agreed to pay, from its own assets, compensation of $[  ] per Common Share to the Underwriters in connection with this offering. The Fund is not obligated to repay such compensation paid by the Investment Adviser.

(2)
The Investment Adviser has agreed to pay all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Investment Adviser.

(3)	You will pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”
(4)
The Fund is expected to pay an investment advisory fee to the Investment Adviser in an annual amount equal to 1.25% of the Fund’s average daily Managed Assets. The fee shown above assumes the Fund’s use of Financial Leverage in an amount equal to 25% of the Fund’s Managed Assets.

(5)
Assumes the Fund uses Financial Leverage in an amount equal to 25% of the Fund’s Managed Assets at an annual interest rate cost to the Fund of 0.65%. The Fund is expected to enter into a committed facility agreement. The cost of Financial Leverage, including the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, is borne by Common Shareholders. The actual amount of interest payments on borrowed funds and interest expense on reverse repurchase agreements borne by the Fund will vary over time in accordance with the level of the Fund’s use of Borrowings and reverse repurchase agreements and variations in market interest rates.

(6)
Other Expenses are estimated for the current fiscal year. Assumes the use of Financial Leverage representing 25% of the Fund’s Managed Assets. The Fund intends to enter into a credit facility within twelve months after the completion of this offering.

(7)	Acquired fund fees and expenses are based on estimated amounts for the current fiscal year.

Example
As required by relevant SEC regulations, the following Example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” of 2.22% of net assets attributable to Common Shares and (2) a 5% annual return:*
	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$23	$69	$119	$255
______________________
*
The Example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Fund’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the Example. The Example assumes that all dividends and distributions are reinvested at NAV.

THE FUND
Guggenheim Active Allocation Fund (the “Fund”) is a newly-organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Delaware statutory trust on May 20, 2021, pursuant to a Certificate of Trust, and is governed by the laws of the State of Delaware. Its principal office is located at 227 West Monroe Street, Chicago, Illinois 60606, and its telephone number is (312) 827-0100.
Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the Fund’s investment adviser and is responsible for the management of the Fund. Guggenheim Partners Investment Management, LLC (the “Sub-Adviser”) is responsible for the management of the Fund’s portfolio of securities. Each of the Investment Adviser and the Sub-Adviser is a wholly-owned subsidiary of Guggenheim Partners, LLC (“Guggenheim Partners”).
Except as otherwise noted, all percentage limitations set forth in this Prospectus apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.
USE OF PROCEEDS
The net proceeds of the offering of common shares of beneficial interest (the “Common Shares”) will be approximately $              ($               if the Underwriters exercise the over-allotment option in full). The Investment Adviser has agreed to pay all of the Fund’s organizational expenses and all offering costs associated with this offering, which amount to a total of approximately $[  ]. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Investment Adviser.
The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below. We currently anticipate that we will be able to invest all of the net proceeds in accordance with our investment objective and policies within approximately three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market securities. The Fund may also use the proceeds for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intent to issue Common Shares primarily for this purpose.
INVESTMENT OBJECTIVE AND POLICIES
Investment Objective
The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund’s investment objective is considered non-fundamental and may be changed by the Board without the approval of Common Shareholders. The Fund will provide Common Shareholders with 60 days’ prior written notice of any change in its investment objective. The Fund cannot ensure investors that it will achieve its investment objective.
Investment Philosophy and Investment Process
The Fund will pursue both a tactical asset allocation strategy, dynamically allocating across asset classes, and a relative value-based investment strategy, utilizing quantitative and qualitative analysis to seek to identify securities with attractive relative value and risk/reward characteristics. The Sub-Adviser seeks to combine a credit-managed fixed-income portfolio with a diversified pool of alternative investments and equity strategies. The Fund’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform standard indexes on an absolute and/or risk adjusted basis.
The Sub-Adviser’s analysis of a fixed-income security’s relative value is comprised of multiple elements, including, but not limited to: (i) sector analysis, including regulatory developments and sector health, (ii) collateral, business, and counterparty risk, which includes payment history, collateral performance, and borrower credit profile, (iii) structural analysis, which includes securitization structure review and forms of credit enhancement, and (iv) stress analysis, including historical collateral performance during extreme market stress and identifying tail risks. This analysis is applied against the macroeconomic outlook, geopolitical issues, and considerations that more directly affect the company’s industry to determine the Sub-Adviser’s internal judgment as to the security’s credit quality. In addition to the process described above, the Sub-Adviser selects securities using a rigorous portfolio construction approach to tightly control independent risk exposures such as fixed income sector weights, sector specific yield curves, credit spreads, prepayment risks, and other risk exposures the Sub-Adviser deems relevant.

Within those risk constraints, the Sub-Adviser estimates the relative value of different securities to select individual securities that, in the Sub-Adviser’s judgment, may provide risk-adjusted outperformance.
The Sub-Adviser’s process for determining optimal asset allocation weightings between asset classes utilizes models developed by its Macroeconomic and Investment Research Team. The Sub-Adviser’s process for determining whether to buy or sell a security is a collaborative effort between various groups including: (i) economic research, which focus on key economic themes and trends, regional and country-specific analysis, and assessments of event-risk and policy impacts on asset prices; (ii) the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors; (iii) Sector Specialists, who are responsible for identifying investment opportunities in particular sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities; and (iv) portfolio managers, who determine which securities best fit the Fund based on the Fund’s investment objective and top-down sector allocations. In managing the Fund, the Sub-Adviser uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region and sector.
The Sub-Adviser generally decides which securities to sell for the Fund based on one or more of three factors:
•
In the Sub-Adviser’s judgment, the relative value measure of the instrument no longer indicates that the instrument is cheap relative to similar instruments and a substitution of the instrument with a similar but cheaper instrument enhances the risk-adjusted return potential of the portfolio.

•	The Sub-Adviser’s fundamental analysis suggests that the embedded credit risk in an instrument has increased and the instrument no longer properly compensates the holder for this increased risk.
•	The Sub-Adviser’s fundamental sector allocation decisions result in the rebalancing of existing positions to achieve the Sub-Adviser’s desired sector exposures.

Investment Policies
The Fund will seek to achieve its investment objective by investing in a wide range of both fixed-income and other debt instruments (“Income Securities”) selected from a variety of sectors and credit qualities, including, but not limited to, government and agency securities, corporate bonds, loans and loan participations, structured finance investments (including residential and commercial mortgage-related securities, asset-backed securities, collateralized debt obligations and risk-linked securities), mezzanine and preferred securities and convertible securities. The Fund may invest in non-U.S. dollar-denominated Income Securities issued by sovereign entities and corporations, including Income Securities of issuers in emerging market countries. The Fund may invest in Income Securities of any credit quality, including Income Securities rated below-investment grade (commonly referred to as “high-yield” or “junk” bonds), which are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The Fund will not invest more than 25% of its total assets in securities, including structured instruments, such MBS and CMBS, rated CCC or below (or, if unrated, determined to be of comparable credit quality by the Investment Adviser) at the time of investment. For this purpose, if a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.
The Fund may also invest in common stocks, limited liability company interests, trust certificates and other equity investments (“Common Equity Securities”) that the Sub-Adviser believes offer attractive yield and/or capital appreciation potential. The strategy may use options and other derivatives.  The Fund plans to use various valuation models to determine the appropriate allocation amongst asset classes.
The Fund will use tactical asset allocation models to determine the optimal allocation of its assets between Income Securities and Common Equity Securities, provided that, under normal market conditions, the Fund will not invest more than:
• 50% of its total assets in Common Equity Securities;
• 30% of its total assets in Investment Funds; and
• 30% of its total assets in issuers located outside the United States.

In addition, the Fund will not invest more than:
•
25% of its total assets in securities, including structured instruments, such as MBS and CMBS, rated CCC or below (or, if unrated, determined to be of comparable credit quality by the Sub-Adviser) at the time of investment;

•	15% of its total assets in securities issued by CLOs, including up to 5% of total assets in equity securities issued by CLOs; and
•	15% of its total assets in (i) direct investments in commodities and (ii) issuers engaged in energy and natural resource businesses.

The percentage of the Fund’s total assets allocated to any category of investment may at any given time be significantly less than the percentage permitted pursuant to the above referenced investment policies.
These policies may be changed by the Board, but no change is anticipated. If the Fund’s policies change, the Fund will provide shareholders at least 60 days’ prior written notice before implementation of the change.
Percentage limitations described in this Prospectus are as of the time of investment by the Fund and could thereafter be exceeded as a result of market value fluctuations of the Fund’s portfolio.
Credit Quality. The Fund may invest in below-investment grade securities (e.g., securities rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), below BBB- by any nationally recognized statistical rating organization) or, if unrated, determined by the Sub-Adviser to be of comparable quality. The Fund will not invest more than 25% of its total assets in securities rated CCC or below (or, if unrated, determined to be of comparable credit quality by the Sub-Adviser) at the time of investment. Below-investment grade securities are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse effect on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.
Credit rating or credit quality of an asset or counterparty is determined at the time the position is established. The Fund is not required to dispose of a security if an NRSRO or the Sub-Adviser downgrades its assessment of that security. In determining whether to retain or sell a security that an NRSRO or the Sub-Adviser has downgraded, the Sub-Adviser may consider such factors as its assessment of the credit quality of the security, the price at which the security could be sold, and the rating, if any, assigned to the security by other ratings agencies. In the event a security is downgraded, it is possible that the value of the securities rated CCC or below, or if unrated are deemed to be of equivalent credit quality by the Sub-Adviser, that are held by the Fund could exceed 25% of the Fund’s total assets for an indefinite period of time. When the Sub-Adviser believes it to be in the best interests of the Fund’s shareholders, the Fund will reduce its investment in lower grade securities and, in certain market conditions, the Fund may invest none of its assets in lower grade securities.
Rating agencies, such as Moody’s or S&P, are private services that provide ratings of the credit quality of debt obligations. Ratings assigned by an NRSRO are not absolute standards of credit quality but represent the opinion of the NRSRO as to the quality of the obligation. Ratings do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays an NRSRO for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Sub-Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in unrated lower grade securities, the Fund’s ability to achieve its investment objective will be more dependent on the Sub-Adviser’s credit analysis than would be the case when the Fund invests in rated securities.
Please refer to Appendix A to the SAI for more information regarding Moody’s and S&P’s ratings of fixed-income securities.

THE FUND’S INVESTMENTS
The Fund will seek to achieve its investment objective by investing in the following categories of securities:
Income Securities. The Fund may invest in a wide range of Income Securities selected from a variety of sectors, including, but not limited to, corporate bonds, loans and loan participations (including senior secured floating rate loans (“Senior Loans”), “second lien” secured floating rate loans (“Second Lien Loans”), and other types of secured and unsecured loans with fixed and variable interest rates) (collectively, “Loans”), structured finance investments (including residential and commercial mortgage-related securities, asset-backed securities, collateralized debt obligations and risk-linked securities), government and agency securities, mezzanine and preferred securities and convertible securities. The Fund may invest in non-U.S. dollar-denominated Income Securities issued by sovereign entities and corporations, including Income Securities of issuers in emerging market countries. The Fund may invest in Income Securities of any credit quality, including Income Securities rated below-investment grade (commonly referred to as “high-yield” or “junk” bonds), which are considered speculative with respect to the issuer’s capacity to pay interest and repay principal.
Common Equity Securities and Covered Call Option Strategy. The Fund may invest in Common Equity Securities that the Sub-Adviser believes offer attractive yield and/or capital appreciation potential. As part of its Common Equity Securities strategy, the Fund may also opportunistically employ a strategy of writing (selling) covered call options and may, from time to time, buy or sell put options on individual Common Equity Securities. In addition to its Covered Call Option Strategy, the Fund may, to a lesser extent, pursue a strategy that includes the sale (writing) of both covered call options and put options on indices of securities and sectors of securities. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Common Shareholders. The Fund may also use options and other derivatives across other asset classes. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. A substantial portion of the options written by the Fund may be over-the-counter options (“OTC options”). Under current market conditions, the Fund intends to implement its covered call writing strategy primarily by investing in exchange-traded funds (“ETFs”) which provide exposure to Common Equity Securities and writing covered call options on those ETFs. For additional information on the Fund’s Covered Call Option Strategy, please see “The Fund’s Investments – Options.”
Real Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by companies that own, produce, refine, process, transport and market “real property assets,” such as real estate and the natural resources upon or within real estate (“Real Property Asset Companies”). These Real Property Asset Companies include:
•
Companies engaged in the ownership, construction, financing, management and/or sale of commercial, industrial and/or residential real estate (or that have assets primarily invested in such real estate), including real estate investment trusts (“REITs”); and

•
Companies engaged in energy, natural resources and basic materials businesses and companies engaged in associated businesses. These companies include, but are not limited to, those engaged in businesses such as oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, forest products, chemicals, coal, alternative energy sources and environmental services, as well as related transportation companies and equipment manufacturers.

Personal Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by companies that seek to profit primarily from the ownership, rental, leasing, financing or disposition of “personal property assets” (“Personal Property Asset Companies”). Personal property assets include any tangible, movable property or asset. The Fund will typically seek to invest in Income Securities and Common Equity Securities of Personal Property Asset Companies with investment performance that is not highly correlated with traditional market indexes because the personal property asset held by such company is non-correlated with traditional debt or equity markets. Such personal property assets include special situation transportation assets (e.g., railcars, airplanes and ships) and collectibles (e.g., antiques, wine and fine art).
Private Securities. The Income Securities and Common Equity Securities in which the Fund may invest include privately issued securities of both public and private companies (“Private Securities”). Private Securities have additional risk considerations than comparable public securities, including availability of financial information about the issuer and valuation and liquidity issues.
Investment Funds. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing in other investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles (collectively, “Investment Funds”), which may be managed by the Investment Adviser or Sub-Adviser or their affiliates. The Fund may invest up to 30% of its total assets in Investment Funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly. The 1940 Act generally limits a registered investment company’s investments in other registered investment companies to 10% of its total assets. However, pursuant to exemptions set forth in rules and regulations promulgated under the 1940 Act, the Fund may invest in excess of this limitation provided that the conditions of such exemptions are met. In addition, the Fund may currently invest in certain ETFs in excess of the 1940 Act limitations in reliance upon and in accordance with exemptive relief obtained by such ETFs. The Fund will invest in private investment funds, commonly referred to as “hedge funds,” only to the extent permitted by applicable rules, regulations and interpretations of the U.S. Securities and Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”). The Fund has no current intention to invest in private investment funds. Investments in other Investment Funds involve operating expenses and fees at the Investment Fund level that are in addition to the expenses and fees borne by the Fund and are borne indirectly by holders of the Fund’s Common Shares. A new regulatory framework adopted by the SEC in October 2020 that applies to investments by registered investment companies in other registered investment companies may adversely impact the Fund’s investment strategies and operations, as well as those of the underlying investment vehicles in which the Fund invests or other funds that invest in the Fund (and, in turn, trading in the Common Shares).
The Fund may also invest in a wide range of alternative investments. In addition to engaging in options (as described below), alternative investments include, but are not limited to:
Synthetic Investments. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities through the use of customized derivative instruments (including swaps, options, forwards, notional principal contracts or other financial instruments) to replicate, modify or replace the economic attributes associated with an investment in Income Securities and Common Equity Securities (including interests in Investment Funds). The Fund may be exposed to certain additional risks should the Sub-Adviser use derivatives as a means to synthetically implement the Fund’s investment strategies, including a lack of liquidity in such derivative instruments, counterparty risk and additional expenses associated with using such derivative instruments.
Derivative Transactions. The Fund may transact in derivative instruments (which derive their value by reference to another instrument, asset or index) for investment purposes, such as obtaining investment exposure to an investment category; risk management purposes, such as hedging against fluctuations in asset prices or interest rates; diversification purposes; to change the duration of the Fund; or for leverage purposes. The Sub-Adviser seeks to limit exposure to any single counterparty when engaging in derivative transactions. The Fund has not adopted a maximum percentage limit with respect to derivative investments; however, the use of derivative investments is subject to the limits imposed by the 1940 Act. For additional information, please see “The Fund’s Investments—Portfolio Contents—Derivative Transactions.”
Portfolio Contents
The Fund’s investment portfolio consists of investments in the following types of securities:
Corporate Bonds. Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of increased credit risk.
Investment Grade Bonds. The Fund may invest in a wide variety of fixed-income securities rated or determined by the Sub-Adviser to be investment grade quality that are issued by corporations and other non-governmental entities and issuers (“Investment Grade Bonds”). Investment Grade Bonds are subject to market and credit risk. Market risk relates to changes in a security’s value. Investment Grade Bonds have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term and zero coupon bonds are generally more sensitive to interest rate changes. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of Investment Grade Bonds, like those of other fixed-income securities, may be affected by changes in the credit rating or financial condition of an issuer. Investment Grade Bonds are generally considered medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and changes in the financial condition of issuers. The market prices of Investment Grade Bonds in the lowest investment grade categories may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Investment Grade Bonds in the lowest investment grade categories may be thinly traded, making them difficult to sell promptly at an acceptable price. Investment Grade Bonds include certain investment grade quality mortgage-related securities, asset-backed securities, and other hybrid securities and instruments that are treated as debt obligations for U.S. federal income tax purposes.
Below-Investment Grade Bonds. The Fund may invest in a wide variety of fixed-income securities that are rated or determined by the Sub-Adviser to be below-investment grade quality (“Below-Investment Grade Bonds”). The Fund will not invest more than 25% of its total assets in securities rated CCC or below (or, if unrated, determined to be of comparable credit quality by the Sub-Adviser) at the time of investment. The credit quality of most Below-Investment Grade Bonds reflects a greater than average possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of Below-Investment Grade Bonds held by the Fund more volatile and could limit the Fund’s ability to sell such Bonds at favorable prices. In the absence of a liquid trading market for its Below-Investment Grade Bonds, the Fund may have difficulties determining the fair market value of such investments.
In addition to pre-existing outstanding debt obligations of below-investment grade issuers, the Fund may also invest in “debtor-in-possession” or “DIP” financings newly issued in connection with “special situation” restructuring and refinancing transactions. DIP financings are Loans to a debtor-in-possession in a proceeding under the U.S. Bankruptcy Code that have been approved by the bankruptcy court. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the Loan is fully secured based on the most recent current valuation or appraisal report of the debtor). The bankruptcy court can authorize the debtor to grant the DIP lender a claim with super-priority over administrative expenses incurred during bankruptcy and of other claims, thus a DIP financing may constitute senior debt even if not secured. DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. These financings allow the entity to continue its business operations while reorganizing under Chapter 11 of the U.S. Bankruptcy Code.
Distressed and Defaulted Securities. The Fund may invest in the securities of financially distressed and bankrupt issuers. Such debt obligations may be in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically, such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.
Structured Finance Investments. The Fund may invest in structured finance investments, which are Income Securities and Common Equity Securities typically issued by special purpose vehicles that hold income-producing securities (e.g., mortgage loans, consumer debt payment obligations and other receivables) and other financial assets. Structured finance investments are tailored, or packaged, to meet certain financial goals of investors. Typically, these investments provide investors with capital protection, income generation and/or the opportunity to generate capital growth. The Sub-Adviser believes that structured finance investments provide attractive risk-adjusted returns, frequent sector rotation opportunities and prospects for adding value through security selection. Structured finance investments include:
Mortgage-Related Securities. Mortgage-related securities are collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, REITs (including debt and preferred stock issued by REITs), and other real estate-related securities. The mortgage-related securities in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates, and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in residential and commercial mortgage-related securities issued by governmental entities and private issuers, including subordinated mortgage-related securities. The underlying assets of certain mortgage-related securities may be subject to prepayments, which shorten the weighted average maturity and may lower the return of such securities. See “Investment Objective and Policies – Additional Investment Policies – Mortgage Related Securities” in the Fund’s SAI for additional information regarding various types of mortgage-related securities.
Asset-Backed Securities. Asset-backed securities (“ABS”) are a form of structured debt obligation. ABS are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a special purpose vehicle). Collateral assets are brought into a pool according to specific diversification rules. A special purpose vehicle is founded for the purpose of securitizing these payment claims and the assets of the special purpose vehicle are the diversified pool of collateral assets. The special purpose vehicle issues marketable securities that are intended to represent a lower level of risk than an underlying collateral asset individually, due to the diversification in the pool. The redemption of the securities issued by the special purpose vehicle takes place out of the cash flow generated by the collected assets. A special purpose vehicle may issue multiple securities with different priorities to the cash flows generated and the collateral assets. The collateral for ABS may include, among other assets, home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of ABS that may be developed in the future. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available or may be insufficient to support payments on these securities.
Collateralized Debt Obligations. A collateralized debt obligation (“CDO”) is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CLOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CLO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. This prioritization of the cash flows from a pool of securities among the several tranches of the CLO is a key feature of the CLO structure. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO meets or exceeds required collateral coverage levels (or other similar covenants), the remaining funds may be paid to the subordinated (or residual) tranche (often referred to as the “equity” tranche). The contractual provisions setting out this order of payments are set out in detail in the relevant CLO’s indenture. These provisions are referred to as the “priority of payments” or the “waterfall” and determine the terms of payment of any other obligations that may be required to be paid ahead of payments of interest and principal on the securities issued by a CLO. In addition, for payments to be made to each tranche, after the most senior tranche of debt, there are various tests that must be complied with, which are different for each CLO. If a CLO breaches one of these tests excess cash flow that would otherwise be available for distribution to the subordinated tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the subordinated tranche investors (and potentially other investors in lower priority rated tranches) may experience a partial or total loss of their investment.
CLOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities. The value of CLOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.
The Fund may invest in senior, rated tranches as well as subordinated tranches of CLOs. Investment in the subordinated tranche is subject to special risks. The subordinated tranche does not receive ratings and is considered the riskiest portion of the capital structure of a CLO because it bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances.

Risk-Linked Securities. Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event. Insurance companies securitize this risk to transfer to the capital markets the truly catastrophic part of the risk exposure. A typical RLS provides for income and return of capital similar to other fixed-income investments, but would involve full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. RLS typically have relatively high yields compared with similarly rated fixed-income securities, and also have low correlation with the returns of traditional securities. The Sub-Adviser believes that inclusion of RLS in the Fund’s portfolio could lead to significant improvement in its overall risk-return profile. Investments in RLS may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks (such as hurricanes and earthquakes), weather risks (such as insurance based on a regional average temperature) and non-natural events (such as aerospace and shipping catastrophes). Although property-casualty RLS have been in existence for over a decade, significant developments have started to occur in securitizations done by life insurance companies. In general, life insurance industry securitizations could fall into a number of categories. Some are driven primarily by the desire to transfer risk to the capital markets, such as the transfer of extreme mortality risk (mortality bonds). Others, while also including the element of risk transfer, are driven by other considerations. For example, a securitization could be undertaken to relieve the capital strain on life insurance companies caused by the regulatory requirements of establishing very conservative reserves for some types of products. Another example is the securitization of the stream of future cash flows from a particular block of business, including the securitization of embedded values of life insurance business or securitization for the purpose of funding acquisition costs.
Senior Loans. Senior Loans are floating rate Loans made to corporations and other non-governmental entities and issuers. Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets of the borrower, including stock owned by the borrower in its subsidiaries, that is senior to that held by junior lien creditors, subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest that are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Base lending rates in common usage today are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
Second Lien Loans. Second Lien Loans are Loans made by public and private corporations and other non‑governmental entities and issuers for a variety of purposes. Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower. Second Lien Loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the Loan and typically have similar protections and rights as Senior Loans. Second Lien Loans are not (and by their terms cannot) become subordinate in right of payment to any obligation of the related borrower other than Senior Loans of such borrower. Second Lien Loans, like Senior Loans, typically have floating rate interest payments. Because Second Lien Loans are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below-investment grade quality. Other than their subordinated status, Second Lien Loans have many characteristics and risks similar to Senior Loans discussed above. In addition, Second Lien Loans and debt securities of below-investment grade quality share many of the risk characteristics of Non-Investment Grade Bonds.
Subordinated Secured Loans. Subordinated secured Loans are made by public and private corporations and other non‑governmental entities and issuers for a variety of purposes. Subordinated secured Loans may rank lower in right of payment to one or more Senior Loans and Second Lien Loans of the borrower. Subordinated secured Loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower’s obligation under the Loan, and typically have more subordinated protections and rights than Senior Loans and Second Lien Loans. Subordinated secured Loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Subordinated secured Loans may have fixed or floating rate interest payments. Because Subordinated secured Loans may rank lower as to right of payment than Senior Loans and Second Lien Loans of the borrower, they may present a greater degree of investment risk than Senior Loans and Second Lien Loans but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below-investment grade quality. Other than their more subordinated status, such investments have many characteristics and risks similar to Senior Loans and Second Lien Loans discussed above.
Unsecured Loans. Unsecured Loans are loans made by public and private corporations and other non‑governmental entities and issuers for a variety of purposes. Unsecured Loans generally have lower priority in right of payment compared to holders of secured debt of the borrower. Unsecured Loans are not secured by a security interest or lien to or on specified collateral securing the borrower’s obligation under the loan. Unsecured Loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including Senior Loans, Second Lien Loans and Subordinated Secured Loans. Unsecured Loans may have fixed or floating rate interest payments. Because unsecured Loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below-investment grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to Senior Loans, Second Lien Loans and Subordinated Secured Loans discussed above.
Mezzanine Investments. The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments may be issued with or without registration rights. Similar to other lower grade securities, maturities of Mezzanine Investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine Investments are usually unsecured and subordinated to other obligations of the issuer.
Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.
Preferred Stocks. Preferred stocks represent the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and loans of the issuer, but less risky than its common stock. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers’ call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. Preferred stock in some instances is convertible into common stock.
Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate bonds and common stock.
U.S. Government Securities. The Fund may invest in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities including: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, such as U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the separate trading of registered interest and principal securities program (i.e., “STRIPS”), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government, and some of which are backed only by the credit of the issuer itself.
Foreign Securities. While the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 30% of its total assets in issuers located outside the United States, including in emerging markets. Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter capital markets. The value of foreign securities and obligations is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.
Since the Fund may invest in securities and obligations that are denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments in U.S. dollars. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. The Fund may seek to fully hedge its exposures to foreign currencies but may, at the discretion of the Sub-Adviser, at any time limit or eliminate foreign currency hedging activity. See “The Fund’s Investments—Derivative Transactions—Foreign Currency Transactions.”
Sovereign and Supranational Obligations. The Fund may invest in sovereign debt securities, which are debt securities issued or guaranteed by foreign governmental entities, such as foreign government debt or foreign treasury bills. Investments in sovereign debt securities involve special risks in addition to those risks usually associated with investments in debt securities, including risks associated with economic or political uncertainty and the risk that the governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due. The Fund may also invest in securities or other obligations issued or backed by supranational organizations, which are international organizations that are designated or supported by government entities or banking institutions typically to promote economic reconstruction or development. These obligations are subject to the risk that the government(s) on whose support the organization depends may be unable or unwilling to provide the necessary support. With respect to both sovereign and supranational obligations, the Fund may have little recourse against the foreign government or supranational organization that issues or backs the obligation in the event of default. These obligations may be denominated in foreign currencies and the prices of these obligations may be more volatile than corporate debt obligations.

Sovereign debt instruments in which the Fund may invest may involve great risk and may be deemed to be the equivalent in terms of credit quality to securities rated below-investment grade by Moody’s and S&P. Governmental entities may depend on expected disbursements from foreign governments, multilateral agencies and international organizations to reduce principal and interest arrearages on their debt obligations. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic or other reforms and/or economic performance and the timely service of the governmental entity’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of the commitments to lend funds or other aid to the governmental entity, which may further impair the governmental entity’s ability or willingness to service its debts in a timely manner. Some of the countries in which the Fund may invest have encountered difficulties in servicing their sovereign debt obligations and have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations, which may result in costs to the holders of the sovereign debt. Consequently, a government obligor may default on its obligations and/or the values of its obligations may decline significantly.
Common Stocks and Other Common Equity Securities. The Fund may also invest in common stocks and other Common Equity Securities that the Sub-Adviser believes offer attractive yield and/or capital appreciation potential. Common stock represents the residual ownership interest in the issuer. Holders of common stocks and other Common Equity Securities are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. The Fund may invest in companies of any market capitalization.
Options. As part of its Common Equity Securities strategy, the Fund may also opportunistically employ a strategy of writing (selling) call options on securities held in the Fund’s portfolio (the “Covered Call Strategy”) and may, from time to time, buy or sell put options on individual Common Equity Securities. In addition to its covered call option strategy, the Fund may, to a lesser extent, pursue a strategy that includes the sale (writing) of both covered call options and put options on indices of securities and sectors of securities. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s Common Shareholders. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as “American style” options may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option.
If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. Net gains from the Fund’s option strategy will be short-term capital gains which, for U.S. federal income tax purposes, will constitute net investment company taxable income.
The Covered Call Strategy will seek to follow a dynamic rules-based methodology to write call options that broadly diversified exposure to the equity markets, either through options on instruments that replicate the economic characteristics of broadly diversified exposure to the equity markets, including exchange-traded funds or other investment funds that track equity market indices, or through options on individual common stocks along with other securities and instruments.

The Covered Call Strategy typically utilizes at- or out-of-the money one-month options, although options of any strike price or maturity may be utilized. The extent of the Covered Call Strategy’s use of written call options is expected to vary over time based on the Fund’s assessment of market conditions and other factors (such that the value of the underlying instruments may range from 0% to 100% of net equity assets). To the extent used, the Covered Call Strategy is designed to generate gains from option premiums in an attempt to enhance distributions payable to the Fund’s shareholders and to limit overall portfolio risk. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.
As part of its strategy, the Fund may not sell “naked” call options on individual securities (i.e., options representing more shares of the stock than are held in the portfolio). A call option written by the Fund on a security is “covered” if the Fund owns the security or instrument underlying the call or has an absolute and immediate right to acquire that security or instrument without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the board of trustees) in such amount are segregated by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser as described above.
Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at a specified time or times during the term of the option. Investing in put options may produce a considerably higher return than the Fund’s primary strategy of covered call writing but involve a higher degree of risk and potential volatility.
The Fund will write (sell) put options on individual securities only if the put option is “covered.” A put option written by the Fund on a security is “covered” if the Fund segregates or earmarks assets determined to be liquid by the Sub-Adviser, and in accordance with the procedures established by the Board, equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Sub-Adviser, as described above.
The Fund may sell put and call options on indices of securities. Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.
Restricted and Illiquid Securities. The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(a)(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.
It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Government Sponsored Investment Programs
From time to time, the Fund may seek to invest in credit securities through one or more programs that may from time to time be sponsored, established or operated by the U.S. Department of the Treasury, the Board of Governors of the Federal Reserve System and other governmental agencies.
Derivative Transactions
The Fund may, but is not required to, use various strategic transactions in swaps, futures, options and other derivative contracts in order to earn income, facilitate portfolio management and mitigate risks. These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars. In addition, derivative transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. The Sub-Adviser seeks to allocate derivative transactions to limit exposure to any single counterparty. The Fund has not adopted a maximum percentage limit with respect to derivative investments; however, the use of derivative investments is subject to the limits imposed by the 1940 Act
Credit Derivatives. The Fund may engage in credit derivatives transactions, which generally take one of three forms: swaps (specifically, credit default swaps), options and structured instruments. The Fund may use credit default swaps, among other things, to transfer credit exposure. The Fund may be either the buyer or seller in a credit default swap transaction and generally will be a net buyer of protection. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no specified credit event with respect to a reference issuer has occurred. The Fund may enter into cleared credit default swaps (including index credit default swaps) and bilaterally-traded, OTC credit default swaps. In a physically-settled credit default swap, if a credit event occurs, the seller must pay the buyer the full notional value, or “par value”, of the reference obligation in exchange for a deliverable reference obligation. Many credit default swaps are not physically-settled but rather auction-settled. In an auction-settled credit default swap, if a credit event occurs, the seller must pay the difference between the full notional value, or “par value”, and the auction-recognized settlement price.
Where the Fund is a buyer, if no credit event occurs, the Fund would have spent the stream of payments and received no benefit from the contract. However, if a credit event occurs, the Fund (if the buyer) will either receive the full notional value of the reference obligation, less the value, if any, of the delivery reference obligation, that may have little or no value or the difference between the full notional value and the auction-recognized settlement price. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no credit event during the pendency of the trade. If a credit event occurs, the Fund as seller generally must pay the buyer the full notional value, or “par value” of the swap in exchange for an equal face amount of the reference obligations of the entity described in the swap, or the Fund may be required to deliver the related net cash amount, depending on the settlement methodology of the swap. Unless and until the Fund actually receives the defaulted reference obligation, it will not be a holder of record of such obligation and will not have any rights as a creditor against the relevant issuer.
The Fund would earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap. In cases where the Fund is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Fund would be required to earmark and reserve the full notional amount of the credit default swap. Where the Fund sells protection, it effectively adds the equivalent of leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.
Foreign Currency Transactions. The Fund may (but is not required to) hedge some or all of its exposure to non-U.S. currencies through the use of forward foreign currency exchange contracts, options on foreign currencies, foreign currency futures contracts and swaps and other derivatives transactions. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial. Although the Fund has the flexibility to engage in such transactions, the Investment Adviser or Sub-Adviser may determine not to do so or to do so only in unusual circumstances or market conditions. These transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The Fund may also use derivatives transactions for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.  The Fund may also use foreign currency transactions to facilitate portfolio management and to earn income or enhance total return.
For a more complete discussion of the Fund’s investment practices involving transactions in derivatives and certain other investment techniques, see “Investment Objective and Policies—Derivative Instruments” in the Fund’s SAI.
Temporary Investments
At any time when a temporary posture is believed by the Investment Adviser to be warranted (a “temporary period”), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During a temporary period, the Fund may also invest in shares of money market mutual funds. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to the 1940 Act’s limitations on investments in other investment companies. See “Investment Restrictions” in the Fund’s SAI. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested. See “Management of the Fund.” The Fund may not achieve its investment objective during a temporary period or be able to sustain its historical distribution levels.
Certain Other Investment Practices
When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. Under current regulatory requirements, the Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments. There is a risk that the securities may not be delivered and that the Fund may incur a loss. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. In addition, recently finalized FINRA rules include mandatory margin requirements that will require the Fund to post collateral in connection with certain of these transactions. There is no similar requirement applicable to the Fund’s counterparties. The required collateralization of these transactions could increase the cost of such transactions to the Fund and impose added operational complexity.
Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 331/3 % of the value of the Fund’s total assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. See “Investment Objective and Policies—Loans of Portfolio Securities” in the Fund’s SAI.

Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation or other security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. In the event of the insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Fund may be delayed. Such an insolvency may result in a loss to the extent that the value of the purchased securities or other assets decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. The Sub-Adviser reviews the creditworthiness of the counterparties with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser, the Sub-Adviser or their affiliates.
Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities or other assets sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In the event of the insolvency of the counterparty to a reverse repurchase agreement, recovery of the securities or other assets sold by the Fund may be delayed. The counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value (“NAV”) of the Fund’s Common Shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding “borrowings.” If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s cash available for distribution.
Special Purpose Acquisition Companies. The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring an existing company. Until an acquisition is completed, a SPAC generally invests its assets in U.S. government securities, money market securities and cash. If an acquisition that meets the requirements of the SPAC is not completed within a pre-established period of time, the funds invested in the SPAC are returned to its shareholders. Because SPACs and similar entities do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. Some SPACs pursue acquisitions only within certain industries or regions, which can increase the volatility of their prices. Interests in SPACs are typically traded in the OTC market and may be illiquid and/or be subject to restrictions on resale.
Portfolio Turnover
The Fund will buy and sell securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). The Fund’s portfolio turnover rate may vary greatly from year to year. Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders.

Investment Restrictions
The Fund has adopted certain other investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as defined in the 1940 Act (and Preferred Shares, if any, voting together as a single class). See “Investment Restrictions” in the SAI for a complete list of the fundamental investment policies of the Fund.
USE OF FINANCIAL LEVERAGE
The Fund may seek to enhance the level of its current distributions by utilizing financial leverage through the issuance of preferred shares (“Preferred Shares”) and through borrowings from certain financial institutions or the issuance of commercial paper or other forms of debt (“Borrowings”), or through a combination of the foregoing (collectively “Financial Leverage”). The Fund currently intends to use Financial Leverage through Borrowings from certain financial institutions. The Fund intends to enter into a credit facility within twelve months after the completion of this offering. The Fund has no present intention to issue Preferred Shares.
The Fund currently anticipates utilizing Financial Leverage for investment purposes in an amount equal to approximately 25% of its Managed Assets. The Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act. So long as the net rate of return on the Fund’s investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of the Fund’s Common Shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.
The Fund also is permitted to enter into reverse repurchase agreements, dollar rolls or similar transactions, and derivative transactions with leverage embedded in them (collectively “leveraged transactions”), to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. The Fund’s total Financial Leverage and leveraged transactions may vary significantly over time based on the Sub-Adviser’s assessment of market and economic conditions, available investment opportunities and cost of leverage.
Borrowings
The Fund is authorized to borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as the settlement of transactions. The Fund may utilize indebtedness to the maximum extent permitted under the 1940 Act. Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or engage in other Borrowings, other than temporary borrowings as defined under the 1940 Act, unless, immediately after such Borrowings, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. In addition, other than with respect to privately arranged Borrowings, the Fund generally is not permitted to declare any cash dividend or other distribution on any class of the Fund’s capital stock, including the Common Shares, or purchase any such capital stock, unless, at the time of such declaration, the Fund would have asset coverage (as described above) of at least 300% after deducting the amount of such dividend or other distribution. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or other Borrowings to the extent necessary to maintain the required asset coverage.
The terms of any such Borrowings may require the Fund to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender. Any such requirements would increase the cost of such Borrowings over the stated interest rate. Such lenders would have the right to receive interest on and repayment of principal of any such Borrowings, which right will be senior to those of the Common Shareholders. Any such Borrowings may contain provisions limiting certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Any Borrowings will likely be ranked senior or equal to all other existing and future Borrowings of the Fund.
Certain types of Borrowings subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Borrowings issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.
The 1940 Act grants to the holders of senior securities representing indebtedness issued by the Fund, other than with respect to privately arranged Borrowings, certain voting rights in the event of default in the payment of interest on or repayment of principal. Failure to maintain certain asset coverage requirements under the 1940 Act could result in an event of default and entitle the debt holders to elect a majority of the Board.
The Fund intends to enter into a credit facility within twelve months after the completion of this offering.
Reverse Repurchase Agreements and Dollar Roll Transactions
Borrowings may be made by the Fund through reverse repurchase agreements under which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements are considered to be borrowings under the 1940 Act. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.
Borrowings may be made by the Fund through dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other fixed-income security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.
With respect to any reverse repurchase agreement, dollar roll or similar transaction, the Fund’s Managed Assets shall include any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.
With respect to Financial Leverage incurred through investments in reverse repurchase agreements, dollar rolls and economically similar transactions, the Fund intends to earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the SEC. As a result of such segregation, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act and the Fund’s use of leverage through reverse repurchase agreements, dollar rolls and economically similar transactions will not be limited by the 1940 Act.
As described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed herein. Under the final rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Fund is a limited derivatives user, but if the Fund is subject to the value-at-risk (“VaR”) testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not.
Preferred Shares
The Fund’s Governing Documents provide that the Board of Trustees may authorize and issue preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the holders of the Common Shares. Common Shareholders have no preemptive right to purchase any preferred shares that might be issued. Under the 1940 Act, the Fund may not issue Preferred Shares if, immediately after issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than 200%, calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. In addition, the Fund generally is not permitted to declare any cash dividend or other distribution on the Fund’s Common Shares, or purchase any such Common Shares, unless, at the time of such declaration, the Fund would have asset coverage (as described above) of at least 200% after deducting the amount of such dividend or other distribution. The 1940 Act grants to the holders of senior securities representing stock issued by the Fund certain voting rights. Failure to maintain certain asset coverage requirements under the 1940 Act could entitle the holders of Preferred Shares to elect a majority of the Board. If the Fund issues and has preferred shares outstanding, the Common Shareholders will generally not be entitled to receive any distributions from the Fund unless all accrued dividends on preferred shares have been paid. Issuance of preferred shares would constitute financial leverage and would entail special risks to the Common Shareholders. The Fund has no present intention to issue preferred shares. See “Description of Capital Structure—Preferred Shares.”
Certain Portfolio Transactions
In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. To the extent the terms of such transactions obligate the Fund to make payments, under current regulatory requirements, the Fund intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. To the extent the terms of such transactions obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions the Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated cash or liquid securities). Such segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act or included in calculating the aggregate amount of the Fund’s Financial Leverage. To the extent that the Fund’s obligations under such transactions are not so segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement, as described above.
In October 2020, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the Fund’s asset segregation and cover practices discussed herein. The final rule requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to VaR leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the final rule. Under the final rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period. Following the compliance date, these requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
Effects of Financial Leverage
Assuming that leverage will represent approximately 25% of the Fund’s Managed Assets and that the Fund will bear expenses relating to that leverage at an average annual rate of 0.65%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed 0.16% of the Fund’s average daily net assets in order to cover the expenses specifically related to the Fund’s use of leverage.  These numbers are merely estimates used for illustration. The amount of Financial Leverage used by the Fund as well as actual interest expenses on such Financial Leverage will vary and may be significantly higher or lower than the rate estimated above.
The following table is furnished pursuant to requirements of the SEC. It is designed to illustrate the effect of Financial Leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. The table further assumes Financial Leverage representing approximately 25% of the Fund’s Managed Assets and interest costs to the Fund at a combined average annual rate of 0.65% with respect to such Financial Leverage.
Assumed portfolio total return (net of expenses)	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share total return	-13.55%	-6.88%	-0.22%	6.45%	13.12%
Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s Common Shares, the value of which will be determined by market and other factors.
During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Investment Adviser and the Sub-Adviser for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which may create a conflict of interest between the Investment Adviser and the Sub-Adviser and the Common Shareholders. Because the Financial Leverage costs will be borne by the Fund at a specified rate, only the Fund’s Common Shareholders will bear the cost of the Fund’s fees and expenses.
Interest Rate Transactions
In connection with the Fund’s use of Financial Leverage, the Fund may enter into interest rate swap or cap transactions to hedge against possible increases in the variable interest or dividend rate that it will be obligated to pay on its Financial Leverage. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligation on the Fund’s Financial Leverage. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund’s Financial Leverage.
The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of Financial Leverage.
The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund’s receiving or paying, as the case may be, only the net amount of the two payments. Under current regulatory requirements, the Fund intends to segregate cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily. The Fund will treat such amounts as illiquid.
The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate instruments could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and could thus result in a decline in the NAV of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Shares by limiting the Fund’s maximum leverage expense.
Buying interest rate caps could also decrease the net earnings of the Common Shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the Financial Leverage that the Fund would have been required to pay had it not entered into the cap agreement.
Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the costs of the Financial Leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.
Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Sub-Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. The Sub-Adviser will regularly monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.
In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.
The Fund may choose or be required to redeem some or all Fund Preferred Shares, if any, or prepay any Borrowings. Such a redemption or prepayment would likely result in the Fund’s seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.
RISKS
Investors should consider the following risk factors and special considerations associated with investing in the Fund. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets and labor and public health conditions over the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to elevated investment risk, including the possible loss of the entire principal amount invested. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.
No Operating History
The Fund is a newly-organized, diversified, closed-end management investment company with no operating history. The Fund does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance.
Limited Term Risk
Unless the limited term provision of the Agreement and Declaration of Trust is amended by shareholders in accordance with the Agreement and Declaration of Trust, or unless the Fund completes an Eligible Tender Offer and converts to perpetual existence, the Fund will dissolve on or about the Dissolution Date. The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund and thus does not seek to return its initial public offering price per Common Share upon dissolution. As the assets of the Fund will be liquidated in connection with its dissolution, the Fund may be required to sell portfolio securities or liquidate positions when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In addition, as the Fund approaches the Dissolution Date, the Fund may invest the liquidation proceeds of sold, matured or called securities or liquidated positions in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Fund’s investment performance.
Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities and positions, the Fund may distribute such proceeds in one or more liquidating distributions prior to the final dissolution, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to Common Shares, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund. The final distribution of net assets upon dissolution may be more than, equal to or less than $20.00 per Common Share. Because the Fund may adopt a plan of liquidation and make liquidating distributions in advance of the Dissolution Date, the total value of the Fund’s assets returned to Common Shareholders upon dissolution will be impacted by decisions of the Board and the Investment Adviser regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in Common Shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the Fund had liquidated all of its assets on the Dissolution Date, or any other potential date for liquidation referenced in this prospectus, and distributed the proceeds thereof to shareholders.
If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. The risks related to the disposition of investments in connection with the Fund’s dissolution also would be present in connection with the disposition of investments in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objective and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Fund in the investments.
Any capital gains recognized on such dispositions, as reduced by any capital losses the Fund realizes in the year of such dispositions and by any available capital loss carryforwards, will generally be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to an Eligible Tender Offer will generally have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. See “U.S. Federal Income Tax Considerations” below.
The purchase of Common Shares by the Fund pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Common Shareholders. All Common Shareholders remaining after an Eligible Tender Offer will be subject to any increased risks associated with the reduction in the Fund’s assets resulting from payment for any tendered Common Shares, such as greater volatility due to decreased diversification and proportionately higher expenses. The reduced assets of the Fund as a result of an Eligible Tender Offer may result in less investment flexibility for the Fund and may have an adverse effect on the Fund’s investment performance. Such reduction in the Fund’s assets may also cause Common Shares of the Fund to become thinly traded or otherwise negatively impact secondary trading of Common Shares. A reduction in assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Common Shares to trade at a wider discount to NAV than they otherwise would. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, Common Shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Fund following an Eligible Tender Offer.
The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the payment for tendered Common Shares would not result in the Fund having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no Common

Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will liquidate on the Dissolution Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the payment for tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Fund’s perpetual existence. Thereafter, the Fund will have a perpetual existence. There is no guarantee that the Board will eliminate the Dissolution Date following the completion of an Eligible Tender Offer so that the Fund will have a perpetual existence. The Investment Adviser may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining Common Shareholders may only be able to sell their shares at a discount to NAV.
Although it is anticipated that the Fund will have distributed substantially all of its net assets to shareholders as soon as practicable after the Dissolution Date, assets for which no market exists or assets trading at depressed prices, if any, may be placed in a liquidating trust. Assets placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with the Fund and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets.
Additionally, the tax treatment of the liquidating trust will generally differ from the tax treatment of the Fund. To the extent the costs associated with a liquidating trust exceed the value of the remaining assets, the liquidating trust trustees may determine to dispose of the remaining assets in a manner of their choosing. The Fund cannot predict the amount, if any, of assets that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such assets.
Not a Complete Investment Program
An investment in the Common Shares of the Fund should not be considered a complete investment program. The Fund is intended for long-term investors seeking current income and capital appreciation.  An investment in the Fund is not meant to provide a vehicle for those who wish to play short-term swings in the market. Each Common Shareholder should take into account the Fund’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Fund. Before making an investment decision, a prospective investor should consider (i) the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs.
Investment and Market Risk
An investment in the Common Shares of the Fund is subject to investment risk, particularly under current economic, financial, labor and public health conditions, including the possible loss of the entire principal amount that you invest. The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries and exchanges are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks. It is unknown how long current circumstances will persist, whether they will reoccur in the future and whether efforts to support the economy and financial markets will be successful.
An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions, natural/environmental disasters, , cyber-attacks, terrorism, governmental or quasi-governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, each of which may be temporary or last for extended periods. For example, the risks of a borrower’s default or bankruptcy or non-payment of scheduled interest or principal payments from senior floating rate interests held by the Fund are especially acute under these conditions. Furthermore, interest rates and bond yields may fall as a result of types of events, including responses by governmental entities to such events, which would magnify the Fund’s fixed-income instruments’ susceptibility to interest rate risk and diminish their yield and performance. Moreover, the Fund’s investments in ABS are subject to many of the same risks that are applicable to investments in securities generally, including interest rate risk, credit risk, foreign currency risk, below-investment grade securities risk, Financial Leverage and leveraged transactions risk, prepayment and regulatory risk, which would be elevated under the foregoing circumstances.
Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets.  Volatility of financial markets, including potentially extreme volatility caused by the events described above or other events, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets. The Adviser potentially could be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, such as the current conditions, which have also resulted in impediments to the normal functioning of workforces, including personnel and systems of the Fund’s service providers and market intermediaries. The value of the securities owned by the Fund may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived economic conditions, changes in interest or currency rates or changes in investor sentiment or market outlook generally.
At any point in time, your Common Shares may be worth less than your original investment, even after including the reinvestment of Fund dividends and distributions.
Management Risk
The Fund is subject to management risk because it has an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund’s allocation of its investments across various asset classes and sectors may vary significantly over time based on the Sub-Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Sub-Adviser to allocate effectively the Fund’s assets among multiple investment strategies, underlying funds and investments and asset classes. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or that an investment strategy or underlying fund or investment will achieve its particular investment objective.
Income Risk
The income investors receive from the Fund is based primarily on the interest it earns from its investments in Income Securities, which can vary widely over the short- and long-term. If prevailing market interest rates drop, investors’ income from the Fund could drop as well. The Fund’s income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage, although this risk is mitigated to the extent the Fund invests in floating-rate obligations.
Dividend Risk
Dividends on common stock and other Common Equity Securities which the Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the Common Equity Securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. Changes in the dividend policies of companies and capital resources available for these companies’ dividend payments may adversely affect the Fund. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. These circumstances may result from issuer-specific events, adverse economic or market developments, or legislative or regulatory changes or other developments that limit an issuer’s ability to declare and pay dividends, which would affect the Fund’s performance and ability to generate income. The dividend income from the Fund’s investment in Common Equity Securities will be influenced by both general economic activity and issuer-specific factors. In the event of adverse changes in economic conditions or adverse events effecting a specific industry or issuer, the issuers of the Common Equity Securities held by the Fund may reduce the dividends paid on such securities (or not declare or pay dividends on such securities).
Income Securities Risk
In addition to the risks discussed above, Income Securities, including high-yield bonds, are subject to certain risks, including:
Issuer Risk. The value of Income Securities may decline for a number of reasons which directly relate to the issuer, such as management performance, the issuer’s overall level of debt, reduced demand for the issuer’s goods and services, historical and projected earnings and the value of its assets.
Spread Risk. Spread risk is the risk that the market price can change due to broad based movements in spreads, which is particularly relevant in the current low spread environment. The difference (or “spread”) between the yield of a security and the yield of a benchmark measures the additional interest paid. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns, or general reductions in risk tolerance.
Credit Risk. The Fund could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities or other instruments) is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. If an issuer fails to pay interest, the Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument likely would fall and the Fund could lose money. This risk is especially acute with respect to high yield, below-investment grade and unrated high risk debt instruments (which also may be known as “junk bonds”), whose issuers are particularly susceptible to fail to meet principal or interest obligations. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of the Fund. Although credit quality rating may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened under adverse economic conditions.
The degree of credit risk depends on the particular instrument and the financial condition of the issuer, guarantor or counterparty, which are often reflected in its credit quality. A credit quality rating is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer’s actual financial condition or the volatility or liquidity of the security. Although higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk.
In addition, during recent conditions, many issuers have been unprofitable, have had little cash on hand and/or unable to pay the interest owed on their debt obligations and the number of such issuers may increase if demand for their goods and services falls, borrowing costs rise due to governmental action or inaction or for other reasons. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or reduced demand for its goods and services or be adversely affected by economic, political, public health or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of the Fund.
If an issuer, guarantor or counterparty declares bankruptcy or is declared bankrupt, the Fund would likely be adversely affected in its ability to receive principal or interest owed or otherwise to enforce the financial obligations of the other party. The Fund may be subject to increased costs associated with the bankruptcy process and experience losses as a result of the deterioration of the financial condition of the issuer, guarantor or counterparty. The risks to the Fund related to such bankruptcies are elevated given the currently distressed economic, market, labor and public health conditions and would likely be elevated under similar circumstances in the future.
Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or be expected to change). Changes in interest rates, including changes in reference rates used in fixed-income and other debt instruments (such as LIBOR), may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. In addition, changes in interest rates, including rates that fall below zero, can have unpredictable effects on markets and can adversely affect the Fund’s yield, income and performance.
The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration. Similarly, the longer the average duration (whether positive or negative) of these instruments held by the Fund or to which the Fund is exposed (i.e., the longer the average portfolio duration of the Fund), the more the Fund’s NAV will likely fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, the NAV per share of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point.
However, measures such as duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, in turn, the Fund’s susceptibility to changes in interest rates. Certain fixed-income and debt instruments are subject to the risk that the issuer may exercise its right to redeem (or call) the instrument earlier than anticipated. Although an issuer may call an instrument for a variety of reasons, if an issuer does so during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield or other less favorable features, and therefore might not benefit from any increase in value as a result of declining interest rates. Interest only or principal only securities and inverse floaters are particularly sensitive to changes in interest rates, which may impact the income generated by the security and other features of the security.
Instruments with variable or floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Conversely, in a decreasing interest rate environment, these instruments will generally not increase in value and the Fund’s investment in instruments with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. In addition, the income received from such instruments will likely be adversely affected by a decrease in interest rates.
Adjustable-rate securities also react to interest rate changes in a similar manner as fixed-rate securities but generally to a lesser degree depending on the characteristics of the security, in particular its reset terms (i.e., the index chosen, frequency of reset and reset caps or floors). During periods of rising interest rates, because changes in interest rates on adjustable-rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. These securities also may be subject to limits on the maximum increase in interest rates. During periods of declining interest rates, because the interest rates on adjustable-rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. These securities may not be subject to limits on downward adjustments of interest rates.
During periods of rising interest rates, issuers of debt securities or asset-backed securities may pay principal later or more slowly than expected, which may reduce the value of the Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested in other instruments. During periods of falling interest rates, issuers of debt securities or asset-backed securities may pay off debts more quickly or earlier than expected, which could cause the Fund to be unable to recoup the full amount of its initial investment and/or cause the Fund to reinvest in lower-yielding securities, thereby reducing the Fund’s yield or otherwise adversely impacting the Fund.
Certain debt instruments, such as instruments with a negative duration or inverse instruments, are also subject to interest rate risk, although such instruments generally react differently to changes in interest rates than instruments with positive durations. The Fund’s investments in these instruments also may be adversely affected by changes in interest rates. For example, the value of instruments with negative durations, such as inverse floaters, generally decrease if interest rates decline.
The Fund’s use of leverage will tend to increase Common Share interest rate risk. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of credit securities held by the Fund or any leverage being employed by the Fund and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates.
Current Fixed-Income and Debt Market Conditions. Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators have enacted or are enacting significant fiscal and monetary policy changes, including direct capital infusions into companies, new monetary programs and considerable interest rate changes. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are or have been negative. The current very low or negative interest rates are magnifying the Fund’s susceptibility to interest rate risk and diminishing yield and performance. In addition, the current environment is exposing fixed-income and debt markets to significant volatility and reduced liquidity for the Fund’s investments. These or similar conditions may also occur in the future.
Corporate Bond Risk. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument or at all. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific and other developments.

                Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called Income Securities at market interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or the overall return of the Fund.
Extension Risk.  Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen as short or intermediate-term instruments become longer-term instruments, which would make the investment more sensitive to changes in interest rates. The likelihood that payments on principal will occur at a slower rate or later than expected is heightened under the current conditions. In addition, the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund to the extent its investments are in lower interest rate debt instruments.  Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.
Prepayment Risk. Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected (or an investment is converted or redeemed prior to maturity). For example, an issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a “call”) or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality).If an issuer calls or “prepays” a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms than the security in which the Fund initially invested, thus potentially reducing the Fund’s yield. Income Securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. Loans and mortgage- and other asset-backed securities are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates (or narrower spreads) as issuers of higher interest rate debt instruments pay off debts earlier than expected.  In addition, the Fund may lose any premiums paid to acquire the investment. Other factors, such as excess cash flows, may also contribute to prepayment risk. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.

Variable or floating rate investments may be less vulnerable to prepayment risk. Most floating rate loans and fixed-income securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or fixed-income securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan or security.
Liquidity Risk. The Fund may invest without limitation in Income Securities for which there is no readily available trading market or which are unregistered, restricted or otherwise illiquid, including certain high-yield securities. The Fund may invest in privately issued securities of both public and private companies, which may be illiquid. Securities of below investment grade quality tend to be less liquid than investment grade debt securities, and securities of financial distressed or bankrupt issuers may be particularly illiquid. Loans typically are not registered with the SEC and are not listed on any securities exchange and may at times be illiquid. Loan investments through participations and assignments are typically illiquid. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances. The securities and obligations of foreign issuers, particular issuers in emerging markets, may be more likely to experience periods of illiquidity. Derivative instruments, particularly privately-negotiated or OTC derivatives, may be illiquid, although can be no assurance that a liquid market will exist when the Fund seeks to close out an exchange-traded derivative position.
The Fund may not be able to readily dispose of illiquid securities and obligations at prices that approximate those at which the Fund could sell such securities and obligations if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. As a result, the Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The capacity of market makers of fixed-income and other debt instruments has not kept pace with the consistent growth in these markets over the past three decades, which has led to reduced levels in the capacity of these market makers to engage in trading and, as a result, dealer inventories of corporate fixed-income, floating rate and certain other debt instruments are at or near historic lows relative to market size. In addition, limited liquidity could affect the market price of Income Securities, thereby adversely affecting the Fund’s NAV and ability to make distributions. Dislocations in certain parts of markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve. Liquidity of financial markets may also be affected by government intervention.
Valuation of Certain Income Securities Risk. The Sub-Adviser may use the fair value method to value investments if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect NAV. Because the secondary markets for certain investments may be limited, they may be difficult to value. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. A security that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Fund upon the sale of such securities may not equal the value at which the Fund carried the investment on its books, which would adversely affect the NAV of the Fund.
Duration and Maturity Risk. The Fund has no set policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain magnified risks. These risks include interest rate risk, credit risk and liquidity risks as discussed above. Generally speaking, the longer the duration of the Fund’s portfolio, the more exposure the Fund will have to interest rate risk described above.
Below-Investment Grade Securities Risk
The Fund may invest in Income Securities rated below-investment grade or, if unrated, determined by the Sub-Adviser to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. The Fund will not invest more than 25% of its total assets in securities rated CCC or below (or, if unrated, determined to be of comparable credit quality by the Sub-Adviser) at the time of investment. Investment in securities of below-investment grade quality involves substantial risk of loss, the risk of which is particularly acute under adverse economic conditions. Income Securities of below-investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments.

Securities of below investment grade quality may involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions.  Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates (particularly for issuers that are highly leveraged) and are therefore heightened under current conditions.  If the Fund is unable to sell an investment at its desired time, the Fund may miss other investment opportunities while it holds investments it would prefer to sell, which could adversely affect the Fund’s performance. In addition, the liquidity of any Fund investment may change significantly over time as a result of market, economic, trading, issuer-specific and other factors. Accordingly, the performance of the Fund and a shareholder’s investment in the Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recessions or other adverse economic developments than more creditworthy issuers, which may impair their ability to make interest and principal payments. Income Securities of below-investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values, total return and yield for securities of below investment grade quality tend to be more volatile than the market values, total return and yield for higher quality bonds. Securities of below investment grade quality tend to be less liquid than investment grade debt securities and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because of the substantial risks associated with investments in below investment grade securities, you could have an increased risk of losing money on your investment in Common Shares, both in the short-term and the long-term. To the extent that the Fund invests in securities that have not been rated by an NRSRO, the Fund’s ability to achieve its investment objectives will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.
Successful investment in lower-medium and lower-rated debt securities may involve greater investment risk and is highly dependent on the Adviser’s credit analysis. The value of securities of below investment grade quality is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in prices of such securities by lessening the ability of issuers to make principal and interest payments. These securities are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality securities because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire below investment grade market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s psychology. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV.
Structured Finance Investments Risk
The Fund’s structured finance investments may include residential and commercial mortgage-related and other ABS issued by governmental entities and private issuers. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured finance investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance investments generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to accurately predict whether the prices of indices and securities underlying structured finance investments will rise or fall, these prices (and, therefore, the prices of structured finance investments) will be influenced by the same types of political, economic and other events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance investment owned by the Fund.
The Fund may invest in structured finance products collateralized by low grade or defaulted loans or securities. Investments in such structured finance products are subject to the risks associated with below-investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.
The Fund may invest in senior and subordinated classes issued by structured finance vehicles. The payment of cash flows from the underlying assets to senior classes take precedence over those of subordinated classes, and therefore subordinated classes are subject to greater risk. Furthermore, the leveraged nature of subordinated classes may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets.
Structured finance securities may be thinly traded or have a limited trading market. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.
Mortgage-Backed Securities Risk
Mortgage-backed securities (“MBS”) represent an interest in a pool of mortgages. MBS are subject to certain risks, such as: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. The value of MBS may be substantially dependent on the servicing of the underlying pool of mortgages. In addition, the Fund’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Fund to additional risk.
When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities. In addition, due to increased instability in the credit markets, the market for some MBS has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities. The Fund may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages or defaulted or nonperforming loans.
Additional risks relating to investments in MBS may arise because of the type of MBS in which the Fund invests, defined by the assets collateralizing the MBS. For example, CMOs may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other MBS, and may be more volatile or less liquid than other MBS. These risks are heightened under the currently distressed economic, market, labor and public health conditions.
Moreover, the relationship between prepayments and interest rates may give some high-yielding MBS less potential for growth in value than conventional bonds with comparable maturities. In addition, during periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, MBS’s total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases MBS at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.
MBS generally are classified as either commercial mortgage-backed securities (“CMBS”) or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks.

Commercial Mortgage-Backed Securities Risk. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for MBS. CMBS are subject to particular risks, such as those associated with lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.
Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. Economic downturns, rises in unemployment and other events, such as public health emergencies, that limit the activities of and demand for commercial retail and office spaces (such as the current COVID-19 crisis) adversely impact the value of such securities. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.
Residential Mortgage-Backed Securities Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process. These risks are elevated given the current distressed economic, market, public health and labor conditions, notably, increased levels of unemployment relative to recent years, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.
Sub-Prime Mortgage Market Risk. The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain mortgages and MBS. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-lien mortgage loans) generally have increased at times and may again increase, and a decline in or flattening of housing values (as has been experienced at times and may again be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Largely due to the foregoing, reduced investor demand for mortgage loans and MBS and increased investor yield requirements caused limited liquidity in the secondary market for certain MBS, which can adversely affect the market value of MBS. It is possible that such limited liquidity in such secondary markets could continue or worsen. If the economy of the United States deteriorates further, the incidence of mortgage foreclosures, especially sub-prime mortgages, may increase, which may adversely affect the value of any MBS owned by the Fund.
Any increase in prevailing market interest rates, which are currently near historical lows, may result in increased payments for borrowers who have adjustable rate mortgages. Moreover, with respect to hybrid mortgage loans after their initial fixed rate period, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the RMBS.
The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment of numerous pieces of legislation relating to the mortgage and housing markets. These actions, along with future legislation or regulation, may have significant impacts on the mortgage market generally and may result in a reduction of available transactional opportunities for the Fund or an increase in the cost associated with such transactions and may adversely impact the value of RMBS.
During the mortgage crisis, a number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, experienced serious financial difficulties. Such difficulties may affect the performance of non-agency RMBS and CMBS. There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans.
Asset-Backed Securities Risk
ABS are a form of structured debt obligation. In addition to the general risks associated with credit securities discussed herein, ABS are subject to additional risks. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets, such as automobile loans, credit card receivables, unsecured consumer loans or student loans, that has been securitized and provides for monthly payments of interest, at a fixed or floating rate, and principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets. The recoveries on the underlying collateral may not, in some cases, be sufficient to support payments on these securities, which may result in losses to investors in an ABS.
Generally, obligors may prepay the underlying assets in full or in part at any time, subjecting the Fund to prepayment risk related to the ABS it holds. While the expected repayment streams on ABS are determined by the contractual amortization schedules for the underlying assets, an investor’s yield to maturity on an ABS is uncertain and may be reduced by the rate and speed of prepayments of the underlying assets, which may be influenced by a variety of economic, social and other factors. Any prepayments, repurchases, purchases or liquidations of the underlying assets could shorten the average life of the ABS to an extent that cannot be fully predicted. Some ABS may be structured to include a period of rapid amortization triggered by events such as a significant rise in the default rate of the underlying collateral, a sharp drop in the credit enhancement level because of credit losses on the underlying assets, a specified regulatory event or the bankruptcy of the originator. A rapid amortization event will cause any revolving period to end earlier than expected and all collections on the underlying assets will be used to pay principal to investors earlier than expected. In general, the senior most securities will be paid prior to any payments being made on the subordinated securities, and if such payments are made earlier than expected, the Fund’s yield on such ABS may be negatively affected.
CLO, CDO and CBO Risk
In addition to the general risks associated with credit securities discussed herein, CLOs, CDOs and CBOs are subject to additional risks. CLOs, CDOs and CBOs are subject to risks because of the involvement of multiple transaction parties related to the underlying collateral and disruptions that may occur as a result of the restructuring or insolvency of the underlying obligors, which are generally corporate obligors. Unlike a consumer obligor that is generally obligated to make payments on the collateral backing an ABS, the obligor on the collateral backing a CLO, a CDO or a CBO may have more effective defenses or resources to cause a delay in payment or restructure the underlying obligation. If an obligor is permitted to restructure its obligations, distributions from collateral securities may not be adequate to make interest or other payments.
The performance of CLOs, CDOs and CBOs depends primarily upon the quality of the underlying assets and the level of credit support or enhancement in the structure and the relative priority of the interest in the issuer of the CLO, CDO or CBO purchased by the Fund. In general, CLOs, CDOs and CBOs are actively managed by an asset manager that is responsible for evaluating and acquiring the assets that will collateralize the CLO, CDO or CBO. The asset manager may have difficulty in identifying assets that satisfy the eligibility criteria for the assets and may be restricted from trading the collateral. These criteria, restrictions and requirements, while reducing the overall risk to the Fund, may limit the ability of the Adviser to maximize returns on the CLOs, CDOs and CBOs if an opportunity is identified by the collateral manager. In addition, other parties involved in CLOs, CDOs and CBOs, such as credit enhancement providers and investors in senior obligations of the CLO, CDO or CBO may have the right to control the activities and discretion of the Adviser in a manner that is adverse to the interests of the Fund. A CLO, CDO or CBO generally includes provisions that alter the priority of payments if performance metrics related to the underlying collateral, such as interest coverage and minimum overcollateralization, are not met.
These provisions may cause delays in payments on the securities or an increase in prepayments depending on the relative priority of the securities owned by the Fund. The failure of a CLO, CDO or CBO to make timely payments on a particular tranche may have an adverse effect on the liquidity and market value of such tranche.
Payments to holders of CLOs, CDOs and CBOs may be subject to deferral. If cashflows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on the CLOs, CDOs and CBOs, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer to pay such deficiency will be extinguished.
The value of securities issued by CLOs, CDOs and CBOs also may change because of, among other things, changes in market value; changes in the market’s perception of the creditworthiness of the servicer of the assets, the originator of an asset in the pool, or the financial institution or fund providing credit support or enhancement; loan performance and prices; broader market sentiment, including expectations regarding future loan defaults, liquidity conditions and supply and demand for structured products.
Section 13 of the Bank Holding Company Act of 1956, often referred to as the “Volcker Rule,” imposes restrictions on banking entities’ ability to sponsor or invest in certain CLOs, CDOs and CBOs. These restrictions may have an adverse effect on the CLO, CDO and CBO market generally, including the availability, liquidity and value of certain CLOs, CDOs and CBOs.
The Fund may invest in any portion of the capital structure of CLOs (including the subordinated, residual and deep mezzanine debt tranches). As a result, the CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.
CLO Subordinated Notes Risk. The Fund may invest in any portion of the capital structure of CLOs (including the subordinated, residual and deep mezzanine debt tranches). Investment in the subordinated tranche is subject to special risks. The subordinated tranche does not receive ratings and is considered the riskiest portion of the capital structure of a CLO. The subordinated tranche is junior in priority of payment to the more senior tranches of the CLO and is subject to certain payment restrictions. As a result, the subordinated tranche bears the bulk of defaults from the loans in the CLO. In addition, the subordinated tranche generally has only limited voting rights and generally does not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the CLO notes. Certain mezzanine tranches in which the Fund may invest may also be subject to certain risks similar to risks associated with investment in the subordinated tranche.
The subordinated tranche is unsecured and ranks behind all of the secured creditors, known or unknown, of the CLO issuer, including the holders of the secured notes it has issued. Consequently, to the extent that the value of the issuer’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayment or changes in interest rates, the value of the subordinated tranche realized at redemption could be reduced. If a CLO breaches certain tests set forth in the CLO’s indenture, excess cash flow that would otherwise be available for distribution to the subordinated tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the subordinated tranche investors (and potentially other investors in lower priority rated tranches) may experience a partial or total loss of their investment. Accordingly, the subordinated tranche may not be paid in full and may be subject to up to 100% loss. At the time of issuance, the subordinated tranche of a CLO is typically under-collateralized in that the liabilities of a CLO at inception exceed its total assets.
The leveraged nature of subordinated notes may magnify the adverse impact on the subordinated notes of changes in the market value of the investments held by the issuer, changes in the distributions on those investments, defaults and recoveries on those investments, capital gains and losses on those investments, prepayments on those investments and availability, prices and interest rates of those investments.
Subordinated notes are not guaranteed by another party. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated notes will meet the Fund’s expectations. Investments in the subordinated tranche of a CLO are generally less liquid than CLO debt tranches and subject to extensive transfer restrictions, and there may be no market for subordinated notes. Therefore Fund may be required to hold subordinated notes for an indefinite period of time or until their stated maturity. Certain mezzanine tranches in which the Fund may invest may also be subject to certain risks similar to risks associated with investment in the subordinated tranche.
Risks Associated with Risk-Linked Securities
RLS are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. Unlike other insurable low-severity, high-probability events (such as auto collision coverage), the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical RLS are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes. RLS represent a method of reinsurance, by which insurance companies transfer their own portfolio risk to other reinsurance companies and, in the case of RLS, to the capital markets. A typical RLS provides for income and return of capital similar to other fixed-income investments, but involves full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. In essence, investors invest funds in RLS and if a catastrophe occurs that “triggers” the RLS, investors may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor — an insurer, reinsurer or corporation — to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. RLS can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indices, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of RLS may be difficult to assess. Catastrophe-related RLS have been in use since the 1990s, and the securitization and risk-transfer aspects of such RLS are beginning to be employed in other insurance and risk-related areas. No active trading market may exist for certain RLS, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.
Risks Associated with Structured Notes
Investments in structured notes involve risks associated with the issuer of the note and the reference instrument. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.
Senior Loans Risk
The Fund may invest in senior secured floating rate Loans made to corporations and other non-governmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets of the borrower, including stock owned by the borrower in its subsidiaries, that is senior to that held by junior lien creditors, subordinated debt holders and stockholders of the borrower. The Fund’s investments in Senior Loans are typically below-investment grade and are considered speculative because of the credit risk of the applicable issuer
There is less readily-available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is rarely a minimum rating or other independent evaluation of a borrower or its securities, and the Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser with respect to investments in Senior Loans. The Adviser’s judgment about the credit quality of a borrower may be wrong.
The risks associated with Senior Loans of below-investment grade quality are similar to the risks of other lower grade Income Securities, although Senior Loans are typically senior in payment priority and secured on a senior priority basis, in contrast to subordinated and unsecured Income Securities. Senior Loans’ higher priority has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans have less interest rate risk than certain other lower grade Income Securities, which may have fixed interest rates. The Fund’s investments in Senior Loans are typically below-investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.
Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s NAV per share to fall. The frequency and magnitude of such changes cannot be predicted.
Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are substantially less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans, meaning that the Fund may not be able to sell them quickly at a desirable price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Illiquid Senior Loans may also be difficult to value.
Although the Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Such Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate or otherwise adversely affect the priority of the Senior Loans to presently existing or future indebtedness of the borrower or could take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.
Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This could increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements in order to make or hold certain debt investments, this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Investment Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.
The Fund’s investments in Senior Loans may be subject to lender liability risk. Lender liability refers to a variety of legal theories generally founded on the premise that a lender has violated a duty of good faith, commercial reasonableness and fair dealing or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability. In addition, under common law principles that in some cases form the basis for lender liability claims, a court may elect to subordinate the claim of an offending lender or bondholder (or group of offending lenders or bondholders) to the claims of a disadvantaged creditor (or group of creditors).
Economic exposure to Senior Loans through the use of derivatives transactions may involve greater risks than if the Fund had invested in the Senior Loan interest directly during a primary distribution or through assignments or participations in a loan acquired in secondary markets since, in addition to the risks described above, derivatives transactions to gain exposure to Senior Loans may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks associated with derivatives discussed herein.
Second Lien Loans Risk
The Fund may invest in “second lien” secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes (“Second Lien Loans”). Second Lien Loans are typically second in right of payment and/or second in right of priority with respect to collateral remedies to one or more Senior Loans of the related borrower. Second Lien Loans are subject to the same risks associated with investment in Senior Loans and other lower grade Income Securities. However, Second Lien Loans are second in right of payment and/or second in right of priority with respect to collateral remedies to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and/or the value of any property securing the Loan may be insufficient to meet scheduled payments or otherwise be available to repay the Loan after giving effect to payments in respect of a Senior Loan, including payments made with the proceeds of any property securing the Loan and any senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure.
Subordinated Secured Loans Risk
Subordinated secured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below-investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher-ranking secured obligations of the borrower. Subordinated secured Loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.
Unsecured Loans Risk
Unsecured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, subordinated secured Loans and below-investment grade securities. However, because unsecured Loans have lower priority in right of payment to any higher-ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher-ranking obligations of the borrower. Unsecured Loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and subordinated secured Loans and may be less liquid.
Loans and Loan Participations and Assignments Risk
The Fund may invest in loans directly or through participations or assignments. The Fund may purchase Loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Fund may also purchase, without limitation, participations in Loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund may not be able to conduct the same due diligence on the borrower with respect to a Senior Loan that the Fund would otherwise conduct. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the Senior Loan. Lenders selling a participation and other persons interpositioned between the lender and the Fund with respect to a participation will likely conduct their principal business activities in the banking, finance and financial services industries. Because the Fund may invest in participations, the Fund may be more susceptible to economic, political or regulatory occurrences affecting such industries.
Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of the Fund to sell its interest in a loan at an advantageous time or price. The resale, or secondary, market for loans is currently growing, but may become more limited or more difficult to access, and such changes may be sudden and unpredictable.  Transactions in loans are often subject to long settlement periods (in excess of the standard T+2 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to the Fund to make additional investments or to use proceeds to meet its current obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its obligations such as borrowing from a bank or holding additional cash, particularly during periods of unusual market or economic conditions or financial stress.
The Fund invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The Fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant-lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations.
In certain circumstances, the Adviser or its affiliates (including on behalf of clients other than the Fund) or the Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Fund might be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Adviser or the Fund determines to avoid or to not receive non-public information about a borrower for loan investments being considered for acquisition by the Fund or held by the Fund, the Fund may be disadvantaged relative to other investors that do receive such information, and the Fund may not be able to take advantage of other investment opportunities that it may otherwise have. The Adviser or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, the Fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument. Further, if the Fund, in combination with other accounts managed by the Adviser or its affiliates, acquires a large portion of a loan, the Fund’s valuation of its interests in the loan and the Fund’s ability to dispose of the loan at favorable times or prices may be adversely affected.
The Fund is subject to other risks associated with investments in (or exposure to) loans and other similar obligations, including that such loans or obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.
Unfunded Commitments Risk. Certain of the loan participations or assignments acquired by the Fund may involve unfunded commitments of the lenders, revolving credit facilities, delayed draw credit facilities or other investments under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). These commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loans and related investments in the Fund’s portfolio.
Mezzanine Investments Risk
The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and other lower grade Income Securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral) and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher-ranking obligations of the borrower. Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than Senior Loans and Second Lien Loans and may be less liquid.
Distressed and Defaulted Securities Risk
Investments in the securities of financially distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.
Convertible Securities Risk
Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

“Synthetic” convertible securities have economic characteristics similar to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments.
The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.
Preferred Securities/Preferred Stock Risk
The Fund may invest in preferred stock, which represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but less risky than its common stock. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of “non-cumulative” preferred stocks) or defer (in the case of “cumulative” preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock. Preferred stock has properties of both an equity and a debt instrument and is generally considered a hybrid instrument.
Foreign Securities Risk
The Fund may invest up to 30% of its total assets in issuers located outside the United States. Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. In addition, such investments are subject to other adverse diplomatic investments, which may include the imposition of economic or trade sanctions or other measures by the U.S. or other governments and supranational organizations or changes in trade policies.  These developments may, among other things, limit the ability of the Fund to invest in certain securities or require the disposition of an investment. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets.
Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. In addition, fluctuations in currency exchange fees and restrictions on costs associated with the exchange of currencies may adversely affect the value of the Fund’s investments. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation that exists in the United States.

Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. In addition, it may be difficult to effect repatriation of capital invested in certain countries. With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.
There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets may be more volatile than U.S. markets and offer less protection to investors. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities. Similar foreign investment risks may apply to futures contracts and other derivative instruments in which the Fund invests that trade on foreign exchanges. The value of derivative and other instruments denominated in or that pay revenues in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such instruments held by the Fund. Foreign settlement procedures also may involve additional risks.
American depositary receipts (“ADRs”) are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. These risks are heightened under the current conditions.
Emerging Markets Risk
As noted above, the Fund may invest up to 30% of its total assets in issuers located outside the United States, which may include issuers which are located in countries considered to be emerging markets, and investments in such securities are considered speculative. Investing in securities in emerging markets generally entails greater risks of loss or deviation from the Fund’s investment objective than investing in securities in developed countries. Securities issued by governments or issuers in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities. These risks are elevated under current conditions and include: (i) less social, political and economic stability and potentially more volatile currency exchange rates; (ii) the small current size of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays), and the currently low or nonexistent volume of trading, which result in a lack of liquidity, in greater price volatility, and/or a higher risk of failed trades or other trading issues; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, and trade barriers; (iv) foreign taxation; (v) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to the Fund) for investment losses and injury to private property; (vi) lower levels of government regulation, which could lead to market manipulation, and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements which limit the quality and availability of financial information; (vii) high rates of inflation for prolonged periods and rapid interest rate changes; (viii) dependence on a few key trading partners and sensitivity to adverse political or social events affecting the region where an emerging market is located compared to developed market securities; and (ix) particular sensitivity to global economic conditions, including adverse effects stemming from recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Sovereign debt of emerging countries may be in default or present a greater risk of default, the risk of which is heightened given the current conditions. These risks are heightened for investments in frontier markets.
The Sub-Adviser has broad discretion to identify countries that it considers to qualify as “emerging markets.”  In determining whether a country is an emerging market, the Sub-Adviser may take into account specific or general factors that the Sub-Adviser deems to be relevant, including interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and/or legal, social and political developments, as well as whether the country is considered to be emerging or developing by supranational organizations such as the World Bank, the United Nations or other similar entities.  Emerging market countries generally will include countries with low gross national product per capita and the potential for rapid economic growth and are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. In addition, the impact of the economic and public health crisis in emerging market countries may be greater due to their generally less established healthcare systems and capabilities with respect to fiscal and monetary policies, which may exacerbate other pre-existing political, social and economic risks.
Foreign Currency Risk
The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Finally, the Fund’s distributions are paid in U.S. dollars, and to the extent the Fund’s assets are denominated in currencies other than the U.S. dollar, there is a risk that the value of any distribution from such assets may decrease if the currency in which such assets or distributions are denominated falls in relation to the value of the U.S. dollar. The Fund currently intends to seek to hedge its exposures to foreign currencies but may, at the discretion of the Sub-Adviser, at any time limit or eliminate foreign currency hedging activity. To the extent the Fund does not hedge (or is unsuccessful in seeking to hedge) its foreign currency risk, the value of the Fund’s assets and income could be adversely affected by currency exchange rate movements. The Fund may also use foreign currency transactions to facilitate portfolio management and to earn income or enhance total return.
Sovereign Debt Risk
Investments in sovereign debt securities, such as foreign government debt or foreign treasury bills, involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund or international lenders, the political constraints to which the debtor may be subject and other political considerations. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by the Fund. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited or no legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. There can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.
Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the debtor, which may impair the debtor’s ability to service its debts on a timely basis. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors.

These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Fund.
As a holder of sovereign debt, the Fund may be requested to participate in the restructuring of such sovereign indebtedness, including the rescheduling of payments and the extension of further loans to debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Sovereign debt risk is increased for emerging market issuers and certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.
Common Equity Securities Risk
The Fund may invest up to 50% of its total assets in Common Equity Securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Common Equity Securities’ prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market, and broader domestic and international political and economic events. The prices of Common Equity Securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The prices of Common Equity Securities are also sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of Common Equity Securities to which the Fund has exposure. At times, stock markets can be volatile and stock prices can change substantially and suddenly. While broad market measures of Common Equity Securities have historically generated higher average returns than Income Securities, Common Equity Securities have also experienced significantly more volatility in those returns. Common Equity Securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers. Dividends on Common Equity Securities which the Fund may hold are not fixed but are declared at the discretion of the issuer’s board of directors. There is no guarantee that the issuers of the Common Equity Securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Equity securities have experienced heightened volatility over recent periods and, therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility during the current environment and would likely also be subject to such risks in similar market, economic and public health conditions in the future.
New Issues Risk
“New Issues” are initial public offerings (“IPOs”) of U.S. equity securities. There is no assurance that the Fund will have access to profitable IPOs, and therefore investors should not rely on any potential gains from IPOs as an indication of future performance of the Fund. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, some companies in IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them. Further, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO. When an IPO is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares.

Risks Associated with the Fund’s Covered Call Option Strategy and Put Options
The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its Covered Call Option Strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
The Fund may write call options on individual securities, securities indices, ETFs and baskets of securities. The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument upon exercise of the option. A call option is “covered” if the Fund owns the security or instrument underlying the call or has an absolute right to acquire the security or instrument without additional cash consideration (or, if additional cash consideration is required under current regulatory requirements, cash or cash equivalents in such amount are segregated by the Fund’s custodian or earmarked on the Fund’s books and records). A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser as described above. As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security or instrument covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. For certain types of options, the writer of the option will have no control over the time when it may be required to fulfill its obligation under the option.
There can be no assurance that a liquid market will exist if and when the Fund seeks to close out an option position. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security or instrument at the exercise price.
The Fund may purchase and write exchange-listed and OTC options. Options written by the Fund with respect to non-U.S. securities, indices or sectors and other instruments generally will be OTC options. OTC options differ from exchange-listed options in several respects. They are transacted directly with the dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. OTC options are subject to heightened counterparty, credit, liquidity and valuation risks. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The hours of trading for options may not conform to the hours during which the underlying securities are traded. The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.
The Fund may also purchase put options and write covered put options. A put option written by the Fund on a security is “covered” if the Fund segregates or earmarks assets determined to be liquid by the Sub-Adviser, in accordance with the procedures established by the Board, equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Sub-Adviser, as described above. As a seller of covered put options, the Fund bears the risk of loss if the value of the underlying security or instrument declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the security or instrument underlying the put option at a price greater than the market price of the security or instrument at the time of exercise plus the put premium the Fund received when it wrote the option. The Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option; however, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.
Risks of Real Property Asset Companies
The Fund may invest in Income Securities and Common Equity Securities issued by Real Property Asset Companies.
Real Estate Risks. Because of the Fund’s ability to make indirect investments in real estate and in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;
•	general and local economic conditions;
•	unavailability of mortgage funds;
•	overbuilding;
•	extended vacancies of properties;
•	increased competition;
•	increases in property taxes and operating expenses;
•	changes in zoning laws;
•	losses due to costs of cleaning up environmental problems and contamination;
•	limitations on, or unavailability of, insurance on economic terms;
•	liability to third parties for damages resulting from environmental problems;
•	casualty or condemnation losses;
•	limitations on rents;
•	changes in neighborhood values and the appeal of properties to tenants;
•	changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy; and
•	changes in interest rates.

Energy Companies Risk

Energy Companies are subject to certain risks, including, but not limited to, the following:

Catastrophic Event Risk. Energy companies are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment, cyber-attacks and terrorist acts. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life and could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.

Energy Commodity Price Risk. Energy companies may be adversely affected by fluctuations in the prices of energy commodities and by the levels of supply and demand for energy commodities.

Energy Sector Regulatory Risk. Energy companies are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of energy companies.

Industry-Specific Risk. The energy sector involves a number of industry-specific risks including cyclical industry risk, fracturing risk, independent contractor risk, and oil price volatility risk. The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. Independent contractors are typically used in operations in the energy industry and there is a risk that such contractors will not operate in accordance with its own safety standards or other policies. In addition, pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale.
Natural Resources and Commodities Risks
 Because of the Fund’s ability to make indirect investments in natural resources and physical commodities, and in Real Property Asset Companies engaged in oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, forest products, chemicals, coal, alternative energy sources and environmental services, as well as related transportation companies and equipment manufacturers, the Fund is subject to risks associated with special risks, which include:
Supply and Demand Risk. A decrease in the production of a physical commodity or a decrease in the volume of such commodity available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of an energy, natural resources, basic materials or an associated company that devotes a portion of its business to that commodity. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, governmental expropriation, political upheaval or conflicts or increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of energy, natural resources, basic materials or associated companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher taxes on commodities or increased governmental regulations, increases in fuel economy, consumer shifts to the use of alternative commodities or fuel sources, changes in commodity prices, or weather.
Depletion and Exploration Risk. Many energy, natural resources, basic materials and associated companies are engaged in the production of one or more physical commodities or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions or through long-term contracts to acquire reserves. The financial performance of energy, natural resources, basic materials and associated companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Operational and Geological Risk. Energy, natural resources, basic materials companies and associated companies are subject to specific operational and geological risks in addition to normal business and management risks. Some examples of operational risks include mine rock falls, underground explosions and pit wall failures. Geological risk would include faulting of the ore body and misinterpretation of geotechnical data.
Regulatory Risk. Energy, natural resources, basic materials and associated companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of energy, natural resources and basic materials companies.
Commodity Pricing Risk. The operations and financial performance of energy, natural resources and basic materials companies may be directly affected by commodity prices, especially those energy, natural resources, basic materials and associated companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation, the availability of local, intrastate and interstate transportation systems, governmental expropriation and political upheaval and conflicts. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy, natural resources, basic materials and associated companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for energy, natural resources, basic materials and associated companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
Precious Metals Pricing Risk. The Fund may invest in companies that have a material exposure to precious metals, such as gold, silver and platinum and precious metals related instruments and securities. The price of precious metals can fluctuate widely and is affected by numerous factors beyond the Fund’s control including: global or regional political, economic or financial events and situations; investors’ expectations with respect to the future rates of inflation and movements in world equity, financial and property markets; global supply and demand for specific precious metals, which is influenced by such factors as mine production and net forward selling activities by precious metals producers, central bank purchases and sales, jewelry demand and the supply of recycled jewelry, net investment demand and industrial demand, net of recycling; interest rates and currency exchange rates, particularly the strength of and confidence in the U.S. dollar; and investment and trading activities of hedge funds, commodity funds and other speculators. The Fund does not intend to hold physical precious metals. See “Risks—Risks of Real Property Asset Companies.”
Risks of Personal Property Asset Companies
The Fund may invest in Income Securities and Common Equity Securities issued by Personal Property Asset Companies. Personal (as opposed to real) property includes any tangible, movable property or asset. The Fund will typically seek to invest in Income Securities and Common Equity Securities of Personal Property Asset Companies that are associated with personal property assets with investment performance that is not highly correlated with traditional market indexes, such as special situation transportation assets (e.g., railcars, airplanes and ships) and collectibles (e.g., antiques, wine and fine art).
Special Situation Transportation Assets Risks. The risks of special situation transportation assets include:
Cyclicality of Supply and Demand for Transportation Assets Risk. The transportation asset leasing and sales industry has periodically experienced cycles of oversupply and undersupply of railcars, aircraft and ships. The oversupply of a specific type of transportation asset in the market is likely to depress the values of that type of transportation asset. The supply and demand of transportation assets is affected by various cyclical factors that are not under the Fund’s control, including: (i) passenger and cargo demand; (ii)

commercial demand for certain types of transportation assets, (iii) fuel costs and general economic conditions affecting lessees’ operations; (iv) government regulation, including operating restrictions; (v) interest rates; (vi) the availability of credit; (vii) manufacturer production level; (viii) retirement and obsolescence of certain classes of transportation assets; (ix) re-introduction into service of transportation assets previously in storage; and (x) traffic control infrastructure constraints.
Risk of Decline in Value of Transportation Assets and Rental Values. In addition to factors linked to the railway, aviation and shipping industries, other factors that may affect the value of transportation assets, and thus of the Personal Property Asset Companies in which the Fund invests, include: (i) manufacturers merging or exiting the industry or ceasing to produce specific types of transportation asset; (ii) the particular maintenance and operating history of the transportation assets; (iii) the number of operators using that type of transportation asset; (iv) whether the railcar, aircraft or ship is subject to a lease; (v) any regulatory and legal requirements that must be satisfied before the transportation asset can be operated, sold or re-leased, (vi) compatibility of parts and layout of the transportation asset among operators of particular asset; and (vii) any renegotiation of a lease on less favorable terms.
Technological Risks. The availability for sale or lease of new, technologically advanced transportation assets and the imposition of stringent noise, emissions or environmental regulations may make certain types of transportation assets less desirable in the marketplace and therefore may adversely affect the owners’ ability to lease or sell such transportation assets. Consequently, the owner will have to lease or sell many of the transportation assets close to the end of their useful economic life. The owners’ ability to manage these technological risks by modifying or selling transportation assets will likely be limited.
Risks Relating to Leases of Transportation Assets. Owner/lessors of transportation assets will typically require lessees of assets to maintain customary and appropriate insurance. There can be no assurance that the lessees’ insurance will cover all types of claims that may be asserted against the owner, which could adversely affect the value of the Fund’s investment in the Personal Property Asset Company owning such transportation asset. Personal Property Asset Companies will be subject to credit risk of the lessees’ ability to the provisions of the lease of the transportation asset. The Personal Property Asset Company will need to release or sell transportation assets as the current leases expire in order to continue to generate revenues. The ability to re-lease or sell transportation assets will depend on general market and competitive conditions. Some of the competitors of the Personal Property Asset Company may have greater access to financial resources and may have greater operational flexibility. If the Personal Property Asset Company is not able to re-lease a transportation asset, it may need to attempt to sell the aircraft to provide funds for its investors, including the Fund.
Collectible Assets Risks. The risks of collectible assets include:
Valuation of Collectible Assets Risk. The market for collectible assets as a financial investment is in the early stages of development. Collectible assets are typically bought and sold through auction houses, and estimates of prices of collectible assets at auction are imprecise. Accordingly, collectible assets are difficult to value.
Liquidity of Collectible Assets Risk. There are relatively few auction houses in comparison to brokers and dealers of traditional financial assets. The ability to sell collectible assets is dependent on the demand for particular classes of collectible assets, which demand has been volatile and erratic in the past. There is no assurance that collectible assets can be sold within a particular timeframe or at the price at which such collectible assets are valued, which may impair the ability of the Fund to realize full value of Personal Property Asset Companies in the event of the need to liquidate such assets.
Authenticity of Collectible Assets Risk. The value of collectible assets often depends on its rarity or scarcity, or of its attribution as the product of a particular artisan. Collectible Assets are subject to forgery and to the inabilities to assess the authenticity of the collectible asset, which may significantly impair the value of the collectible asset.
High Transaction and Related Costs Risk. Collectible assets are typically bought and sold through auction houses, which typically charge commissions to the purchaser and to the seller which may exceed 20% of the sale price of the collectible asset. In addition, holding collectible assets entails storage and insurance costs, which may be substantial.

Private Securities Risk
The Fund may invest in privately issued securities of both public and private companies. Private Securities have additional risk considerations than investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Sub-Adviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain Private Securities may be illiquid. Because there is often no readily available trading market for Private Securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Private Securities are also more difficult to value. Valuation may require more research, and elements of judgment may play a greater role in the valuation of Private Securities as compared to public securities because there is less reliable objective data available. Private Securities that are debt securities generally are of below-investment grade quality, frequently are unrated and present many of the same risks as investing in below-investment grade public debt securities. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.
Risks Associated with Private Company Investments
Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles and are not required to maintain effective internal controls over financial reporting. As a result, the Sub-Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.
These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.
Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Fund will be able to realize the value of private company investments in a timely manner, and these investments are subject to heightened valuation risks.
Late-Stage Private Companies Risk
Investments in late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. The Fund may not be able to sell such investments when the Sub-Adviser deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Fund from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company issues shares in an IPO, IPOs are risky and volatile and may cause the value of the Fund’s investment to decrease significantly.
Investment Funds Risk
The Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing up to 30% of its total assets in Investment Funds. These investments include open-end funds, closed-end funds, exchange-traded funds and business development companies as well as other pooled investment vehicles. Investments in Investment Funds present certain special considerations and risks not present in making direct investments in Income Securities and Common Equity Securities. Investments in Investment Funds subject the Fund to the risks affecting such Investment Funds and involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investment in another Investment Fund are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expenses and fees at both levels. Fees and expenses borne by other Investment Funds in which the Fund invests may be similar to the fees and expenses borne by the Fund and can include asset-based management fees and administrative fees payable to such entities’ advisers and managers, as well as other expenses borne by such entities, thus resulting in fees and expenses at both levels. Fees and expenses borne by other Investment Funds in which the Fund invests may be similar to the fees and expenses borne by the Fund and can include asset-based management fees and administrative fees payable to such entities’ advisers and managers, as well as other expenses borne by such entities, thus resulting in duplicative fees and expenses. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ Financial Leverage, thereby adding additional expense and increasing volatility and risk (including the Fund’s overall exposure to Financial Leverage risk). Fees payable to advisers and managers of Investment Funds may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. Fees payable to advisers and managers of Investment Funds may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation.
Investments in Investment Funds frequently expose the Fund to an additional layer of leverage. Investments in Investment Funds expose the Fund to additional management risk. The success of the Fund’s investments in Investment Funds will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities. While the Sub-Adviser will seek to evaluate managers of Investment Funds and where possible independently evaluate the underlying assets, a substantial degree of reliance on such entities’ managers is nevertheless present with such investments.
In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company (which, in certain instances, may also limit a fund’s ability to invest in certain types of structured finance vehicles). These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting such investments in excess of statutory limits and the withdrawal of certain related SEC staff no-action letters. These changes and actions may adversely impact the Fund’s investment strategies and operations, as well as those of the underlying investment vehicles in which the Fund invests or other funds that invest in the Fund.
Synthetic Investments Risk
As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities through the use of customized derivative instruments (including swaps, options, forwards, notional principal contracts or other financial instruments) to replicate, modify or replace the economic attributes associated with an investment in Income Securities and Common Equity Securities (including interests in Investment Funds). The Fund may be exposed to certain additional risks to the extent the Sub-Adviser uses derivatives as a means to synthetically implement the Fund’s investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. Furthermore, certain derivative instruments contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. Such events may include a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.
In the event the Fund seeks to participate in Investment Funds (including Private Investment Funds) through the use of such synthetic derivative instruments, the Fund will not acquire any voting interests or other shareholder rights that would be acquired with a direct investment in the underlying Investment Fund. Accordingly, the Fund will not participate in matters submitted to a vote of the shareholders. In addition, the Fund may not receive all of the information and reports to shareholders that the Fund would receive with a direct investment in such Investment Fund.
Further, the Fund will pay the counterparty to any such customized derivative instrument structuring fees and ongoing transaction fees, which will reduce the investment performance of the Fund. Finally, certain tax aspects of such customized derivative instruments are uncertain and a Common Shareholder’s return could be adversely affected by an adverse tax ruling.
Inflation/Deflation Risk
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the purchasing power and value of money. As inflation increases, the real value of the Common Shares and distributions can decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and the Fund’s investments may not keep pace with inflation, which would adversely affect the Fund. This risk is significantly elevated compared to normal conditions because of recent monetary policy measures and the current low interest rate environment. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of Financial Leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Market Discount Risk
The Fund cannot predict whether the Common Shares will trade at a premium or discount to the Fund’s NAV. If the Common Shares are trading at a premium to NAV at the time you purchase Common Shares, the NAV per share of the Common Shares purchased will be less than the purchase price paid. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. The risk of the Common Shares trading at a discount is a risk separate from the risk of a decline in the Fund’s NAV as a result of the Fund’s investment activities. A future increase in the number of Common Shares available may put downward pressure on the market price for Common Shares.
Whether a Common Shareholder will realize a gain or loss upon the sale of Common Shares depends upon whether the market value of the Common Shares at the time of sale is above or below the price the Common Shareholder paid, taking into account transaction costs for the Common Shares, and is not directly dependent upon the Fund’s NAV. Because the market value of the Common Shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors outside the Fund’s control, the Fund cannot predict whether the Common Shares will trade at, below or above NAV, or at, below or above the public offering price for the Common Shares. Common Shares of the Fund are designed primarily for long-term investors; investors in Common Shares should not view the Fund as a vehicle for trading purposes.
Dilution Risk
The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund’s per Common Share distribution may decrease, and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below NAV pursuant to the consent of Common Shareholders, shareholders will experience a dilution of the aggregate NAV per Common Share because the sale price will be less than the Fund’s then-current NAV per Common Share. Similarly, were the expenses of the offering to exceed the amount by which the sale price exceeded the Fund’s then current NAV per Common Share, shareholders would experience a dilution of the aggregate NAV per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering.
Financial Leverage and Leveraged Transactions Risk
Although the use of Financial Leverage and leveraged transactions by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage and leveraged transaction proceeds are greater than the cost of Financial Leverage and leveraged transactions, the Fund’s return will be greater than if Financial Leverage and leveraged transactions had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage and leveraged transactions, the return to the Fund will be less than if Financial Leverage and leveraged transactions had not been used. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.
Financial Leverage and the use of leveraged transactions involve risks and special considerations for shareholders, including the likelihood of greater volatility of NAV and market price of and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on Borrowings or in the dividend rate on any Preferred Shares that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage and leveraged transactions in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.
Because the fees received by the Investment Adviser and Sub-Adviser are based on the Managed Assets of the Fund (including the proceeds of any Financial Leverage), the Investment Adviser and Sub-Adviser have a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Investment Adviser and the Sub-Adviser on the one hand and the Common Shareholders on the other. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee.
Borrowings may subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Borrowings by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such indebtedness. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.
The Fund may enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements (as described below). Under a reverse repurchase agreement, the Fund would sell securities or other assets and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities or other assets sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In the event of the insolvency of the counterparty to a reverse repurchase agreement, recovery of the securities or other assets sold by the Fund may be delayed. The counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities or other assets transferred to another party or the securities or other assets in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the NAV of the Fund’s Common Shares.
The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security (but not the same security) for settlement at a later date. During the roll period, the Fund gives up the principal and interest payments on the sold security, but may invest the sale proceeds. When the Fund enters into a dollar roll transaction, any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of the Fund’s assets, and therefore, the Fund’s NAV. Successful use of dollar rolls may depend upon the Sub-Adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. Dollar roll transactions may sometimes be considered the practical equivalent of Borrowing and constitute leverage. Dollar roll transactions also involve the risk that the market value of the securities the Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, in the event that the Fund’s counterparty becomes insolvent or otherwise unable or unwilling to perform its obligations, the Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Fund’s obligation to purchase the substantially similar securities.
The Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. Under current regulatory requirements, to the extent the terms of any such transaction obligate the Fund to make payments, to mitigate leveraging risk and otherwise comply with regulatory requirements, the Fund must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk. Securities so segregated or designated as “cover” will be unavailable for sale by the Sub-Adviser (unless replaced by other securities qualifying for segregation or cover requirements), which may adversely affect the ability of the Fund to pursue its investment objective. See “Use of Financial Leverage—Reverse Repurchase Agreements and Dollar Roll Transactions” for additional information on certain regulatory changes regarding asset segregation and cover transactions.
The Fund may have Financial Leverage and leveraged transactions outstanding during a short-term period during which such Financial Leverage and leveraged transactions may not be beneficial to the Fund if the Adviser believes that the long-term benefits to Common Shareholders of such Financial Leverage and leveraged transactions would outweigh the costs and portfolio disruptions associated with redeeming and reissuing or closing out and reopening such Financial Leverage and leveraged transactions. However, there can be no assurance that the Adviser’s judgment in weighing such costs and benefits will be correct.
Recent economic and market events have contributed to severe market volatility at times and caused severe liquidity strains in the credit markets during some periods. If dislocations in the credit markets continue, the Fund’s leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions on Common Shares at historical levels and Common Shareholders will bear any costs associated with selling portfolio securities.
The Fund’s total Financial Leverage and leveraged transactions may vary significantly over time. To the extent the Fund increases its amount of Financial Leverage and leveraged transactions outstanding, it will be more exposed to these risks. The Fund may also be exposed to the risks associated with Financial Leverage and leveraged transactions through its investments in Investment Funds.
Derivatives Transactions Risk
Derivatives Transactions Risk In General. In addition to the covered call option strategy and other options strategies described above, the Fund may, but is not required to, utilize other derivatives, including futures contracts, swaps transactions and other strategic transactions to seek to earn income, facilitate portfolio management and mitigate risks. Participation in derivatives markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call writing strategy). Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Derivatives transactions utilizing instruments denominated in foreign currencies will expose the Fund to foreign currency risk. Derivatives transactions involve risks of mispricing or improper valuation, and the documentation governing a derivative instrument or transaction may be unfavorable or ambiguous. Derivatives transactions may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, limit or restrict the ability of the Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective. In connection with certain derivatives transactions, under current regulatory requirements, to the extent the terms of any such transaction obligate the Fund to make payments, the Fund may be required to segregate liquid assets or otherwise cover such transactions. The Fund also may be required to deposit amounts as premiums or to be held in margin accounts. Such amounts may not otherwise be available to the Fund for investment purposes. The Fund may earn a lower return on its portfolio than it might otherwise earn if it did not have to segregate assets in respect of, or otherwise cover, its derivatives transactions positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions. Participation in derivatives market transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if the Sub-Adviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Additional risks inherent in the use of derivatives include:
•	dependence on the Sub-Adviser’s ability to predict correctly movements in the direction of interest rates and securities prices;
•	imperfect correlation between the price of derivatives and movements in the prices of the securities being hedged;
•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;
•	the possible absence of a liquid secondary market for any particular instrument at any time;
•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;
•
the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and

•	the creditworthiness of counterparties.
Futures Transactions Risk. The Fund may invest in futures contracts and options on futures contracts. Futures and options on futures entail certain risks, including but not limited to the following:
•	no assurance that futures contracts or options on futures can be offset at favorable prices;
•	possible reduction of the return of the Fund due to their use for hedging;
•	possible reduction in value of both the securities hedged and the hedging instrument;
•	possible lack of liquidity, trading restrictions or limitations that may be imposed by an exchange, and the potential that government regulations may restrict trading;
•	imperfect correlation between the contracts and the securities being hedged; and
•	losses from investing in futures transactions that are potentially unlimited and losses resulting from the default or insolvency of intermediaries such as the Fund’s futures commission merchant.
Under current regulatory requirements, with respect to futures contracts that are not contractually required to “cash-settle,” the Fund usually must cover its open positions by earmarking or segregating on its records cash or liquid assets equal to the contract’s notional value. For futures contracts that are “cash-settled,” however, the Fund is permitted to earmark or segregate cash or liquid assets in an amount equal to the Fund’s next daily marked-to-market (net) obligation, if any (i.e., the Fund’s daily net liability) rather than the notional value. By earmarking or designating assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to earmark or segregate assets equal to the full notional value of such contracts. However, as described above, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed herein.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a Fund transaction (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty.
The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions (such as the current conditions), increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties’ other trading partners or borrowers.
The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivatives transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.
Risks Associated with Swaps. The Fund may enter into swap transactions, including credit default swaps, total return swaps, index swaps, currency swaps, commodity swaps and interest rate swaps, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. The Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities, which is speculative, or to hedge a position.
Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, largely due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund may be less favorable than it would have been if these investment techniques were not used. Such transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Written credit default swaps also are subject to the risk of default on the instrument underlying the swap, which may result in the Fund being obligated to pay the counterparty to the swap the principal amount of the underlying instrument.  Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Swaps are subject to valuation, liquidity and leveraging risks and could result in substantial losses to the Fund.
Swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. Swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder.
When the Fund acts as a seller of a credit default swap agreement with respect to a debt security, it is subject to the risk that an adverse credit event may occur with respect to the issuer of the debt security and the Fund may be required to pay the buyer the full notional value of the debt security under the swap net of any amounts owed to the Fund by the buyer under the swap (such as the buyer’s obligation to deliver the debt security to the Fund). As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced debt security on a credit default swap it has sold if there is a credit event with respect to the issuer of the security. If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.
The swap market has become more standardized in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, some swaps have become relatively liquid. Although the swap market has become liquid, certain types of derivatives products, such as caps, floors and collars may be less liquid than swaps in general.
Certain standardized swaps are subject to mandatory exchange-trading and/or central clearing. Exchange-trading and central clearing are expected to reduce counterparty credit risk and increase liquidity, but exchange-trading and central clearing do not make swap transactions risk-free. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of certain OTC derivative instruments that the the Commodity Futures Trading Commission (“CFTC”) and SEC have defined as “swaps.” Mandatory exchange-trading and clearing are occurring on a phased-in basis based on CFTC approval of contracts for central clearing. Depending on the Fund’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. In addition, regulators have developed rules that require trading and execution of the most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of cleared and uncleared swaps. In addition, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Recently adopted rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject the Fund to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected. The Sub-Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the ability of the Fund to enter into swap agreements. In addition, the CFTC in October 2020 adopted amendments to its position limits rules that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts.
Further regulatory developments in the swap market may adversely impact the swap market generally or the Fund’s ability to use swaps.
Portfolio Turnover Risk
The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses. See “U.S. Federal Income Tax Considerations.”
U.S. Government Securities Risk
Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity (“GSE”); (iv) pools of assets (e.g., MBS); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government. The value of U.S. government obligations may be adversely affected by changes in interest rates. It is possible that the issuers of some U.S. government securities will not have the funds to timely meet their payment obligations in the future and there is a risk of default. For certain agency and GSE issued securities, there is no guarantee the U.S. government will support the agency or GSE if it is unable to meet its obligations.
UK Departure from EU (“Brexit”) Risk
On January 31, 2020, the United Kingdom officially withdrew from the European Union (“EU”) and the two sides entered into a transition period, during which period EU law continued to apply in the UK. The transition period ended on December 31, 2020. On December 30, 2020, the UK and the EU signed an agreement on the terms governing certain aspects of the EU’s and the United Kingdom’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”). Notwithstanding the TCA, there is likely to be considerable uncertainty as to the United Kingdom’s post-transition framework, and in particular as to the arrangements which will apply to the UK’s relationships with the EU and with other countries, which is likely to continue to develop and could result in increased volatility and illiquidity and potentially lower economic growth. The political divisions surrounding Brexit within the United Kingdom, as well as those between the UK and the EU, may also have a destabilizing impact on the economy and currency of the United Kingdom and the EU. Any further exits from member states of the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

In addition to the effects on the Fund’s investments in European issuers, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s other investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. In addition, Brexit could lead to further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Fund), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Brexit. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition.
Redenomination Risk
The result of Brexit, the progression of the European debt crisis and the possibility of one or more Eurozone countries exiting the European Monetary Union (“EMU”), or even the collapse of the euro as a common currency, has in recent years created significant volatility in currency and financial markets generally. The effects of the collapse of the euro, or of the exit of one or more countries from the EMU, on the U.S. and global economies and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
Legislation and Regulation Risk
At any time after the date hereof, U.S. and non-U.S. governmental agencies and other regulators may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws may impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed.
LIBOR Replacement Risk
The terms of many investments, financings or other transactions in the U.S. and globally have been historically tied to interbank reference rates (referred to collectively as the “London Interbank Offered Rate” or “LIBOR”), which function as a reference rate or benchmark for such investments, financings or other transactions. LIBOR may be a significant factor in determining payment obligations under derivatives transactions, the cost of financing of Fund investments or the value or return on certain other Fund investments. As a result, LIBOR may be relevant to, and directly affect, the Fund’s performance.
On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons.  On March 5, 2021, the FCA and the LIBOR administrator announced that most tenors and settings of LIBOR will be officially discontinued on December 31, 2021 and the most widely used U.S. dollar LIBOR tenors will be discontinued on June 30, 2023 and that such LIBOR rates will no longer be sufficiently robust to be representative of their underlying markets around that time. Various financial industry groups have begun planning for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The transition process might lead to increased volatility and illiquidity in markets for instruments with terms tied to LIBOR. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Although some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology or increased costs for certain LIBOR-related instruments or financing transactions, others may not have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Instruments that include robust fallback provisions to facilitate the transition from LIBOR to an alternative reference rate may also include adjustments that do not adequately compensate the holder for the different characteristics of the alternative reference rate.  The result may be that the fallback provision results in a value transfer from one party to the instrument to the counterparty.   Additionally, because such provisions may differ across instruments (e.g., hedges versus cash positions hedged), LIBOR’s cessation may give rise to basis risk and render hedges less effective. As the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects and related adverse conditions could occur prior to the end of some LIBOR tenors in 2021 or the remaining LIBOR tenors in mid-2023. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and the possible renegotiation of existing contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Fund investments may also be tied to other interbank offered rates and currencies, which also will face similar issues. In many cases, in the event that an instrument falls back to an alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”), the alternative reference rate will not perform the same as LIBOR because the alternative reference rates do not include a credit sensitive component in the calculation of the rate.  The alternative reference rates are generally secured by U.S. treasury securities and will reflect the performance of the market for U.S. treasury securities and not the inter-bank lending markets.  In the event of a credit crisis, floating rate instruments using alternative reference rates could therefore perform differently than those instruments using a rate indexed to the inter-bank lending market.
The state of New York recently adopted legislation that would require LIBOR-based contracts that do not include a fallback to a rate other than LIBOR or an inter-bank quotation poll to use a SOFR-based rate plus a spread adjustment.  Pending legislation in the U.S. Congress may also affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to an alternative reference rate selected by such agents.  The New York statute and the federal legislative proposal includes safe harbors from liability, which may limit the recourse the Fund may have if the alternative reference rate does not fully compensate the Fund for the transition of an instrument from LIBOR.  If enacted, the federal legislation may also preempt the New York statute, which may create uncertainty to the extent a party has sought to rely on the New York statute to select a replacement benchmark rate.
These developments could negatively affect financial markets in general and present heightened risks, including with respect to the Fund’s investments. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments may be adversely affected.
Recent Market Developments Risk
Periods of market volatility remain, and may continue to occur in the future, in response to various political, social, economic and public health events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with certain securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic or public health crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.
The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. As with other serious economic disruptions, governmental authorities and regulators have in the past responded (and may in the future respond to similar crises) to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund.
Increasing Government and other Public Debt Risk
Government and other public debt can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments. Extraordinary governmental and quasigovernmental responses to the current economic, market, labor and public health conditions are significantly increasing government and other public debt, which heighten these risks and the long-term consequences of these actions are not known. Unsustainable debt levels can decline the valuation of currencies and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns or can lead to increases in inflation or generate or contribute to an economic downturn.
When-Issued and Delayed Delivery Transactions Risk
Securities purchased on a when-issued or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund generally will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.
Short Sales Risk
The Fund may make short sales of securities. Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited and is greater than a direct investment in the security itself because the price of the borrowed or reference security may rise. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced, which will be expenses of the Fund. Short sales also subject the Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. Government actions also may affect the Fund’s ability to engage in short selling. The use of physical short sales is typically more expensive than gaining short exposure through derivatives.
Repurchase Agreement Risk
The Fund may enter into bilateral and tri-party repurchase agreements. In a typical Fund repurchase agreement, the Fund enters into a contract with a broker, dealer, or bank (the “counterparty” to the transaction) for the purchase of securities or other assets. The counterparty agrees to repurchase the securities or other assets at a specified future date, or on demand, for a price that is sufficient to return to the Fund its original purchase price, plus an additional amount representing the return on the Fund’s investment. Such repurchase agreements economically function as a secured loan from the Fund to a counterparty. If the counterparty defaults on the repurchase agreement, the Fund will retain possession of the underlying securities or other assets. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities or other assets. Each Fund intends to enter into repurchase agreements only with brokers, dealers, or banks or other permitted counterparties after the Adviser (or Sub-Adviser) evaluates the creditworthiness of the counterparty. The Fund will not enter into repurchase agreements with the Investment Adviser or Sub-Adviser or their affiliates. Except as described elsewhere in this SAI and as provided under applicable law, the Fund may enter into repurchase agreements without limitation.
Repurchase agreements collateralized fully by cash items, U.S. government securities or by securities issued by an issuer that the Fund’s Board of Trustees, or its delegate, has determined at the time the repurchase agreement is entered into has an exceptionally strong capacity to meet its financial obligations (“Qualifying Collateral”) and meet certain liquidity standards generally may be deemed to be “collateralized fully” and may be deemed to be investments in the underlying securities for certain purposes. The Fund may accept collateral other than Qualifying Collateral determined by the Investment Adviser or Sub-Adviser to be in the best interests of the Fund to accept as collateral for such repurchase agreement (which may include high yield debt instruments that are rated below investment grade) (“Alternative Collateral”). Repurchase agreements secured by Alternative Collateral are not deemed to be “collateralized fully” under applicable regulations and the repurchase agreement is therefore considered a separate security issued by the counterparty to the Fund. Accordingly, the Fund must include repurchase agreements that are not “collateralized fully” in its calculations of securities issued by the selling institution held by the Fund for purposes of various portfolio diversification and concentration requirements applicable to the Fund. In addition, Alternative Collateral may not qualify as permitted or appropriate investments for the Fund under the Fund’s investment strategies and limitations. Accordingly, if a counterparty to a repurchase agreement defaults and the Fund takes possession of Alternative Collateral, the Fund may need to promptly dispose of the Alternative Collateral (or other securities held by the Fund, if the Fund exceeds a limitation on a permitted investment by virtue of taking possession of the Alternative Collateral). The Alternative Collateral may be particularly illiquid, especially in times of market volatility or in the case of a counterparty insolvency or bankruptcy, which may restrict the Fund’s ability to dispose of Alternative Collateral received from the counterparty. Depending on the terms of the repurchase agreement, the Fund may determine to sell the collateral during the term of the repurchase agreement and then purchase the same collateral at the market price at the time of the resale. (See “Investment Objective and Policies—Additional Investment Policies—Short Sales”). In tri-party repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. Securities subject to repurchase agreements (other than tri-party repurchase agreements) and purchase and sale contracts will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.
Securities Lending Risk
The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board. Securities lending is subject to the risk that loaned securities may not be available to the

Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.
Risk of Failure to Qualify as a RIC
To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies (“RICs”), the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources, meet certain asset diversification tests and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.
Conflicts of Interest Risk
Guggenheim Partners is a global asset management and investment advisory organization. Guggenheim Partners and its affiliates advise clients in various markets and transactions and purchase, sell, hold and recommend a broad array of investments for their own accounts and the accounts of clients and of their personnel and the relationships and products they sponsor, manage and advise. Accordingly, Guggenheim Partners and its affiliates may have direct and indirect interests in a variety of global markets and the securities of issuers in which the Fund may directly or indirectly invest. These interests may cause the Fund to be subject to regulatory limits, and in certain circumstances, these various activities may prevent the Fund from participating in an investment decision.
An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and its affiliates are engaged in a variety of business activities that are unrelated to managing the Fund, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Fund. As a result, activities and dealings of Guggenheim Partners and its affiliates may affect the Fund in ways that may disadvantage or restrict the Fund or be deemed to benefit Guggenheim Partners and its affiliates. From time to time, conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940 (the “Advisers Act”) and the requirements of the 1940 Act, the Adviser may have to allocate a limited investment opportunity among its clients. The other accounts might also have different investment objectives or strategies than the Fund. In addition, the Fund may be limited in its ability to invest in, or hold securities of, any companies that the Adviser or its affiliates (or other accounts managed by the Adviser or its affiliates) control, or companies in which the Adviser or its affiliates have interests or with whom they do business. For example, affiliates of the Adviser may act as underwriter, lead agent or administrative agent for loans or otherwise participate in the market for loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the markets for loans may restrict the Fund’s ability to acquire some loans or affect the timing or price of such acquisitions. To address these conflicts, the Fund and Guggenheim Partners and its affiliates have established various policies and procedures that are reasonably designed to detect and prevent such conflicts and prevent the Fund from being disadvantaged.
There can be no guarantee that these policies and procedures will be successful in every instance. For additional information about potential conflicts of interest, and the way in which the Adviser and its affiliates address such conflicts, please see “Management of the Fund—Information Regarding Potential Conflicts of Interest” in the SAI.
Market Disruption and Geopolitical Risk
The Fund does not know and cannot predict how long the securities markets may be affected by geopolitical events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested and the risks associated with financial, economic, public health, labor and other global market developments and disruptions.
Cyber Security, Market Disruptions and Operational Risk
Like other funds and other parts of the modern economy, the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and exchanges on which shares trade and other infrastructures, services and parties on which the Fund or its service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental disasters, war, terrorism and governmental or quasi-governmental actions. Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks by insiders or third parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks, among other means. Cyber incidents and market disruptions may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Fund or its service providers, or otherwise impair Fund or service provider operations. For example, a cyber incident may cause operational disruptions and failures impacting information systems or information that a system processes, stores, or transmits, such as by theft, damage or destruction, or corruption or modification of and denial of access to data maintained online or digitally, denial of service on websites rendering the websites unavailable to intended users or not accessible for such users in a timely manner, and the unauthorized release or other exploitation of confidential information.
    A cyber incident could adversely impact the Fund and its shareholders by, among other things, interfering with the processing of transactions or other operational functionality, impacting the Fund’s ability to calculate its net asset value or other data, causing the release of private shareholder information (i.e., identity theft or other privacy breaches) or confidential Fund information or otherwise compromising the security and reliability of information, impeding trading, causing reputational damage, and subjecting the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation or remediation costs, litigation expenses and additional compliance and cyber security risk management costs, which may be substantial. The same could affect the exchange through which Fund shares trade.  A cyber incident could also adversely affect the ability of the Fund (and its Adviser) to invest or manage the Fund’s assets.
    Cyber incidents and developments and disruptions to financial, economic, public health, labor and other global market conditions can obstruct the regular functioning of business workforces (including requiring employees to work from external locations or from their homes), cause business slowdowns or temporary suspensions of business activities, each of which can negatively impact Fund service providers and Fund operations. Although the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures on which the Fund or its service providers rely, may have established business continuity plans and systems reasonably designed to protect from and/or defend against the risks or adverse consequences associated with cyber incidents and market disruptions, there are inherent limitations in these plans and systems, including that certain risks may not yet be identified, in large part because different or unknown threats may emerge in the future and the threats continue to rapidly evolve and increase in sophistication. As a result, it is not possible to anticipate and prevent every cyber incident and possible obstruction to the normal activities of these entities’ employees resulting from market disruptions and attempts to mitigate the occurrence or impact of such events may be unsuccessful. For example, public health emergencies and governmental responses to such emergencies, including through quarantine measures and travel restrictions, can create difficulties in carrying out the normal working processes of these entities’ employees, disrupt their operations and hamper their capabilities. The nature, extent, and potential magnitude of the adverse consequences of these events cannot be predicted accurately but may result in significant risks, adverse consequences and costs to the Fund and its shareholders.

    The issuers of securities in which the Fund invests are also subject to the ongoing risks and threats associated with cyber incidents and market disruptions. These incidents could result in adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. For example, a cyber incident involving an issuer may include the theft, destruction or misappropriation of financial assets, intellectual property or other sensitive information belonging to the issuer or their customers (i.e., identity theft or other privacy breaches) and a market disruption involving an issuer may include materially reduced consumer demand and output, disrupted supply chains, market closures, travel restrictions and quarantines. As a result, the issuer may experience the types of adverse consequences summarized above, among others (such as loss of revenue), despite having implemented preventative and other measures reasonably designed to protect from and/or defend against the risks or adverse effects associated with cyber incidents and market disruptions.
    The Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures on which the Fund or its service providers rely, are also subject to the risks associated with technological and operational disruptions or failures arising from, for example, processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, errors in algorithms used with respect to the Fund, changes in personnel, and errors caused by third parties or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service.
    Cyber incidents, market disruptions and operational errors or failures or other technological issues may adversely affect the Fund’s ability to calculate its NAV correctly, in a timely manner or process trades, including over a potentially extended period. The Fund does not control the cyber security, disaster recovery, or other operational defense plans or systems of its service providers, intermediaries, exchanges where its shares trades, companies in which it invests or other third-parties. The value of an investment in Fund shares may be adversely affected by the occurrence of the cyber incidents, market disruptions and operational errors or failures or technological issues summarized above or other similar events and the Fund and its shareholders may bear costs tied to these risks.
 The Fund and its service providers are currently impacted by quarantines and similar measures being enacted by governments in response to COVID-19, which are obstructing the regular functioning of business workforces (including requiring employees to work from external locations and their homes). These and associated restrictive measures may continue to affect economic activity, the unemployment rate and inflation. The impact of such measures on the Fund is unknown. Accordingly, the risks described above are heightened under current conditions.
Special Purpose Acquisition Companies Risk
The Fund may invest in stock, warrants, rights and other securities of SPACs or similar special purpose entities in a private placement transaction or as part of a public offering. As an alternative to obtaining a public listing through a traditional IPO, SPAC investments carry many of the same risks as investments in IPO securities. These may include, but are not limited to, erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs.
Investments in SPACs also have risks peculiar to the SPAC structure and investment process. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. To the extent a SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. Some SPACs pursue acquisitions and mergers only within certain market sectors or regions, which can increase the volatility of their prices. Conversely, other SPACs may invest without such limitations, in which case management may have limited experience or knowledge of the market sector or region in which the transaction is contemplated. Moreover, interests in SPACs may be illiquid and/or be subject to restrictions on resale, which may remain for an extended time, and may only be traded in the over-the-counter market. If there is no market for interests in a SPAC, or only a thinly traded market for interests in a SPAC develops, the Fund may not be able to sell its interest in a SPAC, or may be able to sell its interest only at a price below what the Fund believes is the SPAC interest’s value.

Anti-Takeover Provisions Risk
The Fund’s Agreement and Declaration of Trust and By-Laws (collectively, the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents.”
MANAGEMENT OF THE FUND
Trustees and Officers
The Board is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Investment Adviser or the Sub-Adviser. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.
The Investment Adviser
Guggenheim Funds Investment Advisors, LLC, a wholly-owned subsidiary of Guggenheim Partners, acts as the Fund’s Investment Adviser pursuant to an investment advisory agreement between the Fund and the Investment Adviser (the “Advisory Agreement”). The Investment Adviser is a registered investment adviser and acts as investment adviser to a number of closed-end and open-end investment companies. The Investment Adviser is a Delaware limited liability company, with its principal offices located at 227 West Monroe Street, Chicago, Illinois 60606.
Guggenheim Partners is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, investment funds, foundations, insurance companies and other institutions that have entrusted Guggenheim Partners with the supervision of more than $325 billion of assets as of June 30, 2021. Guggenheim Partners is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.
Pursuant to the Advisory Agreement, the Investment Adviser is responsible for the management of the Fund, furnishes offices, necessary facilities and equipment on behalf of the Fund, oversees the activities of the Fund’s Sub-Adviser, provides personnel, including certain officers required for the Fund’s administrative management, and pays the compensation of all officers and Trustees of the Fund who are its affiliates.
As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 1.25% of the Fund’s average daily Managed Assets (from which the Investment Adviser pays the Sub-Adviser’s fee as described under “—The Sub-Adviser” below). “Managed Assets” for purposes of the Advisory and Sub-Advisory Agreements (as defined herein) means the total assets of the Fund, including the assets attributable to the proceeds of any Financial Leverage (whether or not these assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), minus liabilities, other than liabilities related to any Financial Leverage. Managed Assets for purposes of the Advisory and Sub-Advisory Agreements shall include assets attributable to Financial Leverage of any form, including indebtedness, engaging in reverse repurchase agreements, dollar rolls and economically similar transactions, investments in inverse floating rate securities, and Preferred Shares.
In addition to the fees of the Investment Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Investment Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of the Fund’s independent registered public accounting firm, expenses of repurchasing shares, listing expenses, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.
A discussion regarding the basis for the approval of the Advisory Agreement by the Board will be available in the Fund’s [annual] report to shareholders for the period ending [  ].
The Sub-Adviser
Guggenheim Partners Investment Management, LLC, a wholly-owned subsidiary of Guggenheim Partners, acts as the Fund’s Sub-Adviser pursuant to a sub-advisory agreement among the Fund, the Investment Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”). The Sub-Adviser is a Delaware limited liability company, with its principal offices located at 100 Wilshire Boulevard, Santa Monica, California 90401.
Pursuant to the Sub-Advisory Agreement, the Sub-Adviser, under the supervision of the Board, is responsible for the management of the Fund’s portfolio of securities and provides certain facilities and personnel related to such management. As compensation for the Sub-Adviser’s services, the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.625% of the Fund’s average daily Managed Assets. The Sub-Adviser is primarily responsible for the day-to-day management of the Fund.
A discussion regarding the basis for the approval of the Sub-Advisory Agreement by the Board will be available in the Fund’s [annual] report to shareholders for the period ending [  ].
Portfolio Management
The Sub-Adviser’s investment process is a collaborative effort between various groups including: (i) economic research, which focus on key economic themes and trends, regional and country-specific analysis, and assessments of event-risk and policy impacts on asset prices; (ii) the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors; (iii) Sector Specialists, who are responsible for identifying investment opportunities in particular sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities; and (iv) portfolio managers, who determine which securities best fit the Fund based on the Fund’s investment objective and top-down sector allocations.
The Sub-Adviser’s personnel with primary responsibility for the day-to-day management of the Fund’s portfolio are:
B. Scott Minerd, Managing Partner, Chairman of Guggenheim Investments, Global Chief Investment Officer, Managing Partner and Portfolio Manager of the Sub-Adviser. Mr. Minerd is a founding Managing Partner and is a member of Guggenheim’s Executive Committee. In his role as Chairman of Guggenheim Investments and Global Chief Investment Officer, Mr. Minerd guides the Firm’s investment strategies and leads its research on global macroeconomics. Previously, Mr. Minerd was a Managing Director with Credit Suisse First Boston in charge of trading and risk management for the Fixed Income Credit Trading Group. In this position, he was responsible for the corporate bond, preferred stock, money markets, U.S. government agency and sovereign debt, derivatives securities, structured debt and interest rate swaps trading business units.
Prior to that, Mr. Minerd was Morgan Stanley’s London based European Capital Markets Products Trading and Risk Manager responsible for Eurobonds, Euro-MTNs, domestic European Bonds, FRNs, derivative securities and money market products in 12 European currencies and Asian markets. Mr. Minerd has also held capital markets positions with Merrill Lynch and Continental Bank. Prior to that, he was a Certified Public Accountant and worked for the public accounting firm of Price Waterhouse.
Mr. Minerd recently completed a second term as a member of the Federal Reserve Bank of New York’s Investor Advisory Committee on Financial Markets, helping advise the NY Fed President about financial market developments, risks to the financial system, and steps that can be taken to understand and mitigate these risks. He also serves and on the International Monetary Fund’s External Advisory Group, which provides the IMF’s Managing Director with perspectives on global developments and policy issues, including effective policy responses to the economic impact of the coronavirus pandemic. In addition, Mr. Minerd serves on the Board of Overseers at the Hoover Institution at Stanford University, on the board of Robert F. Kennedy Human Rights and is a member of the Asia Sustainable Infrastructure Advisory Panel, convened by the Singapore Ministry of Finance and Development.
He is a regularly featured guest and contributor to leading financial media outlets, including The Wall Street Journal, The Financial Times, Bloomberg, and CNBC where he shares insights on today’s financial climate. Mr. Minerd holds a B.S. degree in Economics from the Wharton School, University of Pennsylvania, Philadelphia, and has completed graduate work at the University of Chicago Graduate School of Business and the Wharton School, University of Pennsylvania.
Anne B. Walsh, Managing Partner, Chief Investment Officer, Fixed Income, Senior Managing Director and Portfolio Manager of the Sub-Adviser. Ms. Walsh is Chief Investment Officer for Fixed Income at Guggenheim Investments, the global asset management business of Guggenheim Partners, where she is responsible for meeting the investment needs of the firm’s fixed-income clients, including insurance companies, corporate and public pension funds, sovereign wealth funds, endowments and foundations, consultants, wealth managers, and high-net-worth investors. In her role she oversees all elements of portfolio design, strategy, sector allocation, and risk management of fixed-income portfolios, as well as conveying Guggenheim’s macroeconomic outlook to portfolio managers and fixed-income sector specialists. She serves as head of the Portfolio Construction Group and Portfolio Management teams. She also chairs Guggenheim’s ESG Oversight Committee, which is responsible for the firm’s integration of environmental, social, and governance considerations in its investment process, and is a member of the firm’s Sustainable Stewardship Committee. Ms. Walsh is also a Managing Partner of Guggenheim Partners.
Ms. Walsh has over 35 years of experience in investment management, and her specialization in liability-driven portfolio management derives from her deep background in insurance asset management. Before joining Guggenheim in 2007 she served as chief investment officer at Reinsurance Group of America, and as vice president and senior investment consultant at Zurich Scudder Investments. Walsh also served in senior investment roles at Lincoln Investment Management and American Bankers Insurance Group.
Recognized among Barron’s 100 Most Influential Women in U.S. Finance and the nation’s top-performing female asset managers by Citywire, Walsh is also a sought-after source for her industry expertise, frequently appears in media outlets including Barron’s, Bloomberg, CNBC, The New York Times, and Reuters, among others, and is a frequent contributor to Guggenheim’s award-winning Thought Leadership.
Ms. Walsh earned a BSBA and an MBA from Auburn University and a JD from the University of Miami School of Law. She has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.
 Steven H. Brown, Assistant Chief Investment Officer, Senior Managing Director and Portfolio Manager of the Sub-Adviser. Mr. Brown joined Guggenheim Partners (or its affiliate or predecessor) in 2010 and is a Portfolio Manager for Guggenheim Partners’

Active Fixed Income and Total Return mandates. He works with the Chief Investment Officers and other members of the Portfolio Management team to develop and execute portfolio strategy. Additionally, he works closely with the Sector Teams and Portfolio Construction Group. Prior to joining Portfolio Management in 2012, Brown worked in Guggenheim Partners’ Asset Backed Securities group. His responsibilities on that team included trading and evaluating investment opportunities and monitoring credit performance. Prior to joining Guggenheim Partners in 2010, Mr. Brown held roles within structured products at ABN AMRO and Bank of America in Chicago and London. Mr. Brown earned a BS in Finance from Indiana University’s Kelley School of Business. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.
Adam J. Bloch, Managing Director and Portfolio Manager of the Sub-Adviser. Mr. Bloch joined Guggenheim Partners in 2012 and is a Portfolio Manager for the firm’s Active Fixed Income and Total Return mandates. Mr. Bloch works with the Chief Investment Officers and other Portfolio Managers to develop portfolio strategy that is in line with the firm’s views. He oversees strategy implementation, working with research analysts and traders to generate trade ideas, hedge portfolios, and manage day-to-day risk. Prior to joining Guggenheim Partners, he worked in Leveraged Finance at Bank of America Merrill Lynch in New York where he structured high-yield bonds and leveraged loans for leveraged buyouts, restructurings, and corporate refinancings across multiple industries. Mr. Bloch graduated from the University of Pennsylvania.
Perry Hollowell, Director and Portfolio Manager of the Sub-Adviser. Mr. Hollowell is a portfolio manager of Enhanced Equity Strategies at Guggenheim Partners. Mr. Hollowell joined Guggenheim in 2013 as the Senior Research Analyst on the Investment Research Team. Prior to joining Guggenheim, Mr. Hollowell worked at Goldman Sachs for six years as a Macro Portfolio Manager in the internal hedge fund – Principal Strategies. Mr. Hollowell holds a B.S. in Accounting and Finance from Georgetown University and an MBA from the University of Chicago Booth School of Business. Mr. Hollowell is also a charter holder of the Chartered Financial Analyst (CFA), Chartered Market Technician (CMT), and Chartered Alternative Investment Analyst (CAIA) designations.
Evan L. Serdensky. Mr. Serdensky joined Guggenheim in 2018 and is a Portfolio Manager for Guggenheim’s Active Fixed Income and Total Return mandates, specializing in corporate credit. Previously, Mr. Serdensky was a Trader on the Investment Grade Corporate team at Guggenheim Investments, where he was responsible for identifying and executing investment opportunities across corporate securities. Prior to joining Guggenheim, Mr. Serdensky was a Vice President and Portfolio Manager at BlackRock, responsible for actively managing High Yield and Multi-Sector Credit portfolios. Mr. Serdensky started his career at PIMCO supporting Total Return and Alternative strategies. Mr. Serdensky completed his B.S. in Finance from the University of Maryland and earned his M.S. in Finance from the Washington University in St. Louis.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.
NET ASSET VALUE
The NAV of the Common Shares is calculated by subtracting the Fund’s total liabilities (including from Borrowings) and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share NAV is calculated by dividing its NAV by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Fund generally calculates its NAV once each day on which there is a regular trading session on the NYSE as of the scheduled close of normal trading on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has an earlier closing time (scheduled or unscheduled), such as on days in advance of holidays generally observed by the NYSE, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Sub-Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund generally does not calculate its NAV on any day that the NYSE is not open for business. However, if the NYSE is closed for any other reason on a day it would normally be open for business, the Fund may calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Sub-Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund discloses its NAV on a daily basis. For more information, or to obtain the Fund’s NAV, please call 800.820.0888, or visit the Guggenheim Investments website www.guggenheiminvestments.com.
The Board of Trustees has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

In general, portfolio securities and assets of the Fund will be valued on the basis of readily available market quotations at their current market value. With respect to portfolio securities and assets of the Fund for which market quotations are not readily available or are deemed not reliable, the Fund will fair value those securities and assets in good faith using methods approved by the Board of Trustees. The Valuation Procedures permit the Fund to use a variety of valuation methodologies in connection with valuing the Fund’s investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. As a general matter, valuing securities and assets accurately is difficult and can be based on inputs and assumptions which may not always be correct.
Valuations of the Fund’s securities and other assets are supplied primarily by independent third party pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services. Valuations provided by pricing services are generally based on methods that the Valuation Committee believes are reasonably designed to approximate the amount that the Fund would receive upon the sale of the portfolio security or asset. When providing valuations to the Fund, pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Pricing services face the same challenges as the Fund in valuing securities and assets and may rely on limited available information. If the pricing service cannot or does not provide a valuation for a particular investment, or such valuation is deemed unreliable, such investment is fair valued.
Quotes from broker-dealers (i.e., prices provided by a broker-dealer or other market participant, which may or may not be committed to trade at that price), adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s securities and assets. Quotes from broker-dealers vary in terms of depth (e.g., provided by a single broker-dealer) and frequency (e.g., provided on a daily, weekly, or monthly basis, or any other regular or irregular interval). Although quotes from broker-dealers are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support such quotes. Significant changes in a quote from a broker-dealer would generally result in significant changes in the fair value of the security.
U.S. Government securities are valued by pricing services, the last traded fill price, or at the reported bid price at the close of business.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.
CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using a pricing service.
Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.
Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.
Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.
The Fund values exchange-traded options and other exchange-traded derivative contracts at the mean of the bid and ask prices on the principal exchange on which they are traded. OTC options are valued using a price provided by a pricing service.
Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying security.

The value of an interest rate swap agreement entered into by the Fund is determined using the prior day’s Chicago Mercantile Exchange closing price, adjusted for the current day’s spreads. The values of other swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying positions that the swaps pertain to at the close of the NYSE.
Typically, loans are valued using information provided by pricing services that use broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee. The Fund may invest in loans or asset-backed securities as part of its investment strategies which may have a significant amount of these instruments that are fair valued.
The Fund’s securities that are traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. As a result, the NAV of the Fund may be significantly affected on days when Common Shareholders have no ability to trade the Common Shares on the NYSE. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and the Sub-Adviser are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Investments for which market quotations are not readily available are fair valued as determined in good faith by the Sub-Adviser, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. The Valuation Committee convenes regularly to review the valuation of all portfolio securities and assets which have been fair valued for reasonableness. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. The Fund values derivatives transactions in accordance with the Valuation Procedures. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market. Accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.
The Fund may also fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation including for securities and assets traded on foreign markets and securities and assets for which market quotations are provided by pricing services as of a time that is prior to the time when the Fund determine its NAV. There can be no assurance in each case that significant events will be identified.
Proportions of the Fund’s investments that are fair valued vary from time to time and the Fund may fair value a significant amount of its portfolio securities and assets. The Fund’s shareholder reports contain more information about the Fund’s holdings that are fair valued. Investors should consult these reports for additional information.
Fair value represents a good faith approximation of the value of a security. Fair value determinations may be based on limited inputs and involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances, and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a portfolio security or asset at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would receive upon the sale of the portfolio security or asset or the price at which the portfolio security or asset would trade if a reliable market quotation were readily available.
DISTRIBUTIONS
The Fund intends to pay substantially all of its net investment income, if any, to Common Shareholders through monthly distributions. In addition, the Fund intends to distribute net long-term capital gains to Common Shareholders as long-term capital gain dividends at least annually. The Fund expects that distributions paid on the Common Shares will consist of (i) investment company taxable income taxed as ordinary income, which includes, among other things, ordinary income (including qualified dividend income), short-term capital gain and income from certain hedging and interest rate transactions, and (ii) long-term capital gain (gain from the sale of a capital asset held longer than one year). Distributions may be paid by the Fund from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital. To the extent the Fund receives dividends with respect to its investments in Common Equity Securities that consist of qualified dividend income (income from domestic and certain foreign corporations), a portion of the Fund’s distributions to its Common Shareholders may consist of qualified dividend income. Qualified dividend income and long-term capital gains of certain non-corporate U.S. Common Shareholders (including individuals) will be taxable at reduced maximum rates. The Fund cannot assure you, however, as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains.
Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the monthly dividend which, in the Fund’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund’s full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the monthly estimates.
The Fund expects to declare the initial distribution approximately 45 to 60 days from the completion of this offering, and to pay such distribution approximately 60 to 90 days, from the completion of this offering, depending upon market conditions. The Fund expects that over time it will distribute all of its investment company taxable income. The investment company taxable income of the Fund will consist of all dividend and interest income accrued on portfolio assets, short-term capital gain and income from certain hedging and interest rate transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day.
To permit the Fund to maintain more stable monthly distributions, the Fund may distribute more or less than the entire amount of the net investment income earned in a particular period. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Any undistributed net investment income may be available to supplement future distributions. Undistributed net investment income is included in the Common Shares’ NAV, and, correspondingly, distributions from net investment income will reduce the Common Shares’ NAV. In certain circumstances, the Fund may elect to retain income or capital gain and pay income or excise tax on such undistributed amount, to the extent that the Board, in consultation with Fund management, determines it to be in the best interest of shareholders to do so.
Alternatively, the distributions paid by the Fund for any particular month may be more than the amount of net investment income from that monthly period. As a result, all or a portion of a distribution may be a return of capital. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes, to the extent such amounts exceed the Fund’s current and accumulated earnings and profits. The amount by which the Fund’s total distributions exceed investment company taxable income and net capital gain would generally be treated as a return of capital up to the amount of the Common Shareholder’s tax basis in their Common Shares, which would reduce such tax basis, with any amounts exceeding such basis treated as a gain from the sale of their Common Shares. Consequently, although a return of capital may not be taxable, it will generally increase the Common Shareholder’s potential gain, or reduce the Common Shareholder’s potential loss, on any subsequent sale or other disposition of Common Shares. A return of capital distribution is in effect a partial return of the amount a Common Shareholder invested in the Fund. Shareholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net income or profit.
If you hold your Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect to receive cash, all dividends and distributions that are declared by the Fund will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information. See “Dividend Reinvestment Plan.”
DIVIDEND REINVESTMENT PLAN
Under the Fund’s Dividend Reinvestment Plan, a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A., which is agent under the Plan (the “Plan Agent”), unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare Inc. as dividend disbursing agent.
Under the Plan, whenever the market price of the Common Shares is equal to or exceeds NAV at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Fund, valued at the greater of (i) the NAV as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the NAV of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan Agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Agent will endeavor to terminate purchases in the open market and cause the Fund to issue Common Shares at the greater of NAV or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds NAV. If the Fund should declare a distribution or capital gains distribution payable only in cash, the Plan Agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts. There is no charge from the Fund for reinvestment of dividends or distributions in Common Shares pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open-market purchases.
The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant.
In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.
The automatic reinvestment of dividends and other distributions will not relieve participants of an income tax that may be payable or required to be withheld on such dividends or distributions.
Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170, Attention: Shareholder

Services Department. Participants may also contact Computershare Trust Company, N.A. online at www.computershare.com/investor or by telephone at: (866) 488-3559.
DESCRIPTION OF CAPITAL STRUCTURE
The following is a brief description of the terms of the Common Shares, Borrowings and Preferred Shares which may be issued by the Fund. This description does not purport to be complete and is qualified by reference to the Fund’s Governing Documents.
Common Shares
The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust, dated as of May 20, 2021. Pursuant to the Agreement and Declaration of Trust, the Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share. Each Common Share, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.
Listing and Symbol. The Common Shares are expected to be listed on the NYSE, subject to notice of issuance, under the symbol “GUG.”
Voting Rights. Until any Preferred Shares are issued, holders of the Common Shares will vote as a single class to elect the Board and on additional matters with respect to which the 1940 Act mandates a vote by the Fund’s shareholders. If Preferred Shares are issued, holders of Preferred Shares will have a right to elect two of the Fund’s Trustees, and will have certain other voting rights. See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents.”
Issuance of Additional Common Shares. The provisions of the 1940 Act generally require that the public offering price (less underwriting commissions and discounts) of common shares sold by a closed-end investment company must equal or exceed the NAV of such company’s common shares (calculated within 48 hours of the pricing of such offering), unless such sale is made with the consent of a majority of its common shareholders and under certain other enumerated circumstances. The Fund may, from time to time, seek the consent of Common Shareholders to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then-current NAV, subject to certain conditions. If such consent is obtained, the Fund may, contemporaneous with and in no event more than one year following the receipt of such consent, sell Common Shares at a price below NAV in accordance with any conditions adopted in connection with the giving of such consent. Additional information regarding any consent of Common Shareholders obtained by the Fund and the applicable conditions imposed on the issuance and sale by the Fund of Common Shares at a price below NAV will be disclosed in the Prospectus Supplement relating to any such offering of Common Shares at a price below NAV. Until such consent of Common Shareholders, if any, is obtained, the Fund may not sell Common Shares at a price below NAV. Because the Fund’s advisory fee and sub-advisory fee are based upon average Managed Assets, the Investment Adviser’s and the Sub-Adviser’s interests in recommending the issuance and sale of Common Shares at a price below NAV may conflict with the interests of the Fund and its Common Shareholders.
Borrowings
The Fund is permitted, without prior approval of the Common Shareholders, to borrow money. The Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting the Fund’s assets as security. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.
Limitations. Borrowings by the Fund are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements related to the Borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. See “Use of Financial Leverage” and “Risks—Financial Leverage and Leveraged Transactions Risk.”

Distribution Preference. The rights of lenders to the Fund to receive interest on, and repayment of, principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.
Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on, or repayment of, principal. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.
Preferred Shares
The Fund’s Governing Documents provide that the Board may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board without prior approval of the holders of the Common Shares. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued. Under the 1940 Act, the Fund may not issue Preferred Shares if, immediately after issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than 200%, calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. In addition, the Fund generally is not permitted to declare any cash dividend or other distribution on the Fund’s Common Shares, or purchase any such Common Shares, unless, at the time of such declaration, the Fund would have asset coverage (as described above) of at least 200% after deducting the amount of such dividend or other distribution. The 1940 Act grants to the holders of senior securities representing stock issued by the Fund certain voting rights. Failure to maintain certain asset coverage requirements under the 1940 Act could entitle the holders of Preferred Shares to elect a majority of the Board. If the Fund issues and has preferred shares outstanding, the Common Shareholders will generally not be entitled to receive any distributions from the Fund unless all accrued dividends on preferred shares have been paid. Issuance of Preferred Shares would constitute financial leverage and would entail special risks to the Common Shareholders. The Fund has no present intention to issue preferred shares.
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE FUND’S GOVERNING DOCUMENTS
The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Fund’s Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management. These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions. The Board is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office by the action of a majority of the remaining Continuing Trustees followed by a vote of the holders of at least 75% of the outstanding shares then entitled to vote for the election of the respective Trustee.
In addition, the Agreement and Declaration of Trust requires the favorable vote of a majority of the Continuing Trustees then in office followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless a memorandum of understanding with respect to and substantially consistent with the transaction has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.
The 5% holder transactions subject to these special approval requirements are:
•	the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;
•
the issuance of any securities of the Fund to any Principal Shareholder for cash (other than (i) an issuance of preferred stock approved by 80% of the Continuing Trustees or (ii) pursuant to any automatic dividend reinvestment plan);

•
the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•
the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

The Fund’s Governing Documents provide that a shareholder who obtains beneficial ownership of shares in a “Control Share Acquisition” shall have no voting rights with respect to such shares except to the extent authorized by shareholders of the Fund. Such authorization shall require the affirmative vote of the holders of two-thirds of the shares of the Fund entitled to vote on the matter, excluding interested shares. Interested shares include shares held by Fund officers, Interested Trustees of the Fund, and any person who has acquired shares in a Control Share Acquisition (the “Control Share Provisions”). The Fund’s Governing Documents define a “Control Share Acquisition,” pursuant to various conditions and exceptions, to include an acquisition of Shares that would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power, but for the Control Share Provisions, in the election of trustees in any of the following ranges: (i) one-tenth or more, but less than one-third of all voting power; (ii) one-third or more, but less than a majority of all voting power; or (iii) a majority of all voting power. For this purpose, all shares acquired by a person within 90 days before or after the date on which such person acquires shares that result in a Control Share Acquisition, and all shares acquired by such person pursuant to a plan to make a Control Share Acquisition, shall be deemed to have been acquired in the same Control Share Acquisition. Subject to various conditions and procedural requirements, including the delivery of a “Control Share Acquisition Statement” to the Fund setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of shares in a Control Share Acquisition generally may request a vote of shareholders to approve the authorization of voting rights of such shareholder with respect to such shares at a meeting of Fund shareholders following the Control Share Acquisition.
To convert the Fund to an open-end investment company, the Agreement and Declaration of Trust requires the favorable vote of a majority of the Continuing Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Continuing Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required.
In addition to dissolution pursuant to the limited term provision described below, under the Agreement and Declaration of Trust the Fund may be dissolved by the favorable vote of a majority of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required.
For the purposes of calculating “a majority of the outstanding voting securities” under the Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.
The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the SEC for the full text of these provisions. See “Additional Information.”
LIMITED TERM AND ELIGIBLE TENDER OFFER
The Fund intends to liquidate on the first business day after its twelfth anniversary of the effective date of the Fund. The Fund’s liquidation date may be extended up to two years if approved by a majority of the Board of Trustees and 75% of the members of the Board who either (x) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (y) were nominated to serve as a member of the Board by a majority of the Continuing Trustees. The Board may cause the fund to conduct a tender offer, within the 6-18 months preceding the Termination Date (subject to extension), to all Common Shareholders to purchase 100% of the then shares outstanding at a price equal to NAV on the expiration date of the tender offer. Following the completion of the tender offer and there being at least $200 million total net assets the Board may vote, by a Board Action Vote and without shareholder approval, to remove the Termination Date and cause the Fund to have a perpetual term.
Beginning with the Wind-Down Period, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objectives. During the Wind-Down Period (or in anticipation of an Eligible Tender Offer), the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation.
As of a date within the 6-18 months preceding the Dissolution Date, the Board may, by a Board Action Vote, cause the Fund to conduct an Eligible Tender Offer. The Board has established that the Fund must have aggregate net assets at least equal to the Dissolution Threshold immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund. In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided that if the payment for properly tendered Common Shares would result in the Fund having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to dissolve on or about the Dissolution Date. Regardless of whether the Eligible Tender Offer is completed or canceled, the Investment Adviser will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with the disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Fund and its Common Shareholders. The Eligible Tender Offer would be made, and Common Shareholders would be notified thereof, in accordance with the requirements of the 1940 Act, the 1934 Act and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the 1934 Act). If the payment for properly tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. The Fund’s purchase of tendered Common Shares pursuant to a tender offer will generally have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. In addition, the Fund would continue to be subject to its obligations with respect to its issued and outstanding borrowings, Preferred Shares or debt securities, if any. An Eligible Tender Offer may be commenced upon approval of the Board, without a shareholder vote by a Board Action Vote. The Fund is not required to conduct an Eligible Tender Offer. If no Eligible Tender Offer is conducted, the Fund will dissolve on the Dissolution Date (subject to extension as described above), unless the limited term provisions of the Declaration of Trust are amended with the vote of shareholders.
Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Fund’s perpetual existence. In determining whether to eliminate the Dissolution Date, the Board may consider market conditions at such time and all other factors deemed relevant by the Board in consultation with the Investment Adviser, taking into account that the Investment Adviser may have a potential conflict of interest in recommending to the Board that the limited term structure be eliminated and the Fund have a perpetual existence. In making a decision to eliminate the Dissolution Date to provide for the Fund’s perpetual existence, the Board will take such actions with respect to the continued operations of the Fund as it deems to be in the best interests of the Fund. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a perpetual structure. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer or exchange their Common Shares for the then-existing NAV per share. There is no guarantee that the Board will eliminate the Dissolution Date following completion of an Eligible Tender Offer so that the Fund will have a perpetual existence.
All Common Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Fund’s assets resulting from payment for any tendered Common Shares. A reduction in assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Fund’s Common Shares to trade at a wider discount to NAV than it otherwise would. Such reduction in the Fund’s assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Moreover, the resulting reduction in the number of outstanding Common Shares could cause the

Common Shares to become more thinly traded or otherwise adversely impact the secondary market trading of such Common Shares.
The Board may, to the extent it deems appropriate and without shareholder approval, adopt a plan of liquidation at any time preceding the anticipated Dissolution Date, which plan of liquidation may set forth the terms and conditions for implementing the termination of the Fund’s existence, including the commencement of the winding down of its investment operations and the making of one or more liquidating distributions to Common Shareholders prior to the Dissolution Date.
Upon its dissolution, the Fund will distribute substantially all of its net assets to shareholders, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Fund, as may be determined by the Board. The Fund retains broad flexibility to liquidate its portfolio, wind up its business and make liquidating distributions to Common Shareholders in a manner and on a schedule it believes will best contribute to the achievement of its investment objectives. Accordingly, as the Fund nears an Eligible Tender Offer or the Dissolution Date, the Investment Adviser may begin liquidating all or a portion of the Fund’s portfolio through opportunistic sales. During this time, the Fund may not achieve its investment objectives, comply with the investment guidelines described in this prospectus or be able to sustain its historical distribution levels. During such period(s), the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of dissolution or an Eligible Tender Offer. Rather than reinvesting the proceeds of matured, called or sold securities in accordance with the investment program described above, the Fund may invest such proceeds in short-term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance. The Fund’s distributions during the Wind-Down Period may decrease, and such distributions may include a return of capital. The Fund may distribute the proceeds in one or more liquidating distributions prior to the final dissolution, which may cause fixed expenses to increase when expressed as a percentage of assets under management. It is expected that shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Fund’s dividend reinvestment plan. Shareholders generally will realize capital gain or loss upon the dissolution of the Fund in an amount equal to the difference between the amount of cash or other property received by the shareholder (including any property deemed received by reason of its being placed in a liquidating trust) and the shareholder’s adjusted tax basis in the shares of the Fund for U.S. federal income tax purposes. As soon as practicable after the Dissolution Date, the Fund will complete the liquidation of its portfolio (to the extent possible and not already liquidated), retire or redeem its leverage facilities, if any (to the extent not already retired or redeemed), distribute all of its liquidated net assets to its Common Shareholders (to the extent not already distributed) and terminate its existence under Delaware law.
Although it is anticipated that the Fund will have distributed substantially all of its net assets to shareholders as soon as practicable after the Dissolution Date, securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with the Fund and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets. To the extent the costs associated with a liquidating trust exceed the value of the remaining securities, the liquidating trust trustees may determine to dispose of the remaining securities in a manner of their choosing. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such securities.
The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Dissolution Date or in an Eligible Tender Offer. The final distribution of net assets per Common Share upon dissolution or the price per Common Share in an Eligible Tender Offer may be more than, equal to or less than the initial public offering price per Common Share.
CLOSED-END FUND STRUCTURE
Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.
However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to NAV. The Board has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. The Fund reserves the right, at any time, including after an Eligible Tender Offer, to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Fund’s Board as required by law and the Fund’s Governing Documents.
REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND
Repurchase of Common Shares
The Board will review periodically the trading range and activity of the Fund’s shares with respect to its NAV and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at NAV. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV per Common Share.
Conversion to Open-End Fund
To convert the Fund to an open-end investment company, the Agreement and Declaration of Trust requires the favorable vote of a majority of the Continuing Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Continuing Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders. Before deciding whether to take any action to approve the conversion of the Fund to an open-end investment company, the Continuing Trustees would consider all relevant factors, including, but not limited to, the extent and duration of the Fund’s discount to NAV, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Continuing Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.
In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.
U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the ownership and disposition of the Fund’s Common Shares. A more complete discussion of the tax rules applicable to the Fund and its Common Shareholders can be found in the SAI that is incorporated by reference into this Prospectus. Except as otherwise noted, this discussion assumes you are a taxable United States person and that you hold your Common Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders subject to special treatment under U.S. federal income tax law). No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.
The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.
Taxation of the Fund
The Fund has elected and intends to continue to be treated and to qualify annually as a regulated investment company (a “RIC”) under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet certain income, asset diversification and distribution requirements.
(i)
The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in “qualified publicly traded partnerships” (as defined in the Code). Generally, a qualified publicly traded partnership includes a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof).

(ii)
The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code).

(iii)
The Fund must distribute in each taxable year at least 90% of its investment company taxable income (generally, its ordinary income and the excess of any net short-term capital gain over net long-term capital loss).

As long as the Fund qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net realized capital gains. The Fund intends to distribute substantially all of its investment company taxable income each year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its Common Shareholders.
The Fund will either distribute or retain for reinvestment all or part of its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). If any such gain is retained, the Fund will be subject to a corporate income tax on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares by the amount of undistributed capital gain included in such Common Shareholder’s gross income net of the tax deemed paid by the shareholder under clause (ii).
The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.
Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Common Shareholders. The Fund intends to structure and monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a RIC (which may adversely affect the net after-tax return to the Fund).
If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Provided that certain holding period and other requirements are met, such dividends, however, would generally be eligible (i) to be treated as qualified dividend income in the case of certain non-corporate U.S. Common Shareholders (including individuals) and (ii) for the dividends-received deduction in the case of U.S. Common Shareholders taxed as corporations. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.
Taxation of Common Shareholders
Distributions. Distributions paid to you by the Fund from its net capital gain, which is the excess of net long-term capital gain over net short-term capital loss, if any, that the Fund properly reports as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.
In the case of corporate shareholders, properly reported ordinary income dividends paid by the Fund generally will be eligible for the dividends received deduction to the extent that the Fund’s income consists of dividend income from U.S. corporations and certain holding period requirements are satisfied. If you are a non-corporate shareholder (including a shareholder who is an individual), any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at reduced maximum rates to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares. Qualified dividend income eligible for these special rules is not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. In general, you may include as qualified dividend income only that portion of the dividends that may be and are so reported by the Fund as qualified dividend income. Dividend income from passive foreign investment companies and, in general, dividend income from REITs is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified dividend income.
The maximum individual federal income tax rate applicable to “qualified dividend income” and long-term capital gains ranges from 0% to 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower federal income tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding period as well as other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. Based on the investment strategies of the Funds, the Funds are not expected to derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends. Tax-deferred retirement accounts generally do not incur a tax liability with respect to a Fund’s dividends or other distributions unless you are taking a distribution or making a withdrawal.
Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.
Dividends and other taxable distributions are taxable to you even if they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.
The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.
Sale of Common Shares. The sale or other disposition of Common Shares of the Fund will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such Common Shares for more than one year. Any loss upon the sale or other disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by you with respect to such Common Shares. Any loss you recognize on a sale or other disposition of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.
Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income while long-term capital gain generally is taxed at reduced maximum rates.
Backup Withholding. The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to non-corporate Common Shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.
The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its Common Shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its Common Shareholders can be found in the Statement of Additional Information that is incorporated by reference into this Prospectus. Common Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and foreign income or other taxes.

UNDERWRITERS
Subject to the terms and conditions stated in the Fund’s underwriting agreement dated                    , 2021, each Underwriter named below, for which [        ] are acting as representatives (the “Representatives”), have severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of shares of Common Shares set forth opposite the name of such Underwriter.

Underwriter	Number of Common Shares

Total

The underwriting agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and certain other conditions. The Underwriters are obligated, severally and not jointly, to purchase all Common Shares sold under the underwriting agreement if any of the Common Shares are purchased.

In the underwriting agreement, the Fund and the Advisers, jointly and severally, have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act or to contribute to payments the Underwriters may be required to make for any of these liabilities.

Commissions

The Underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at a price that represents a concession not in excess of $[     ] per Common Share. Investors purchasing Common Shares in this offering will not be charged a sales load. The Investment Adviser (and not the Fund) has agreed to pay, from its own assets, compensation of $[     ] per Common Share to the Underwriters in connection with the offering, which aggregate amount will not exceed [        ]% of the total public offering price of the Common Shares sold in this offering. After the initial public offering, the concession may be changed. Investors must pay for any Common Shares purchased on or before         , 2021.

The following table shows the public offering price, estimated offering expenses, sales load and proceeds, to the Fund. The information assumes either no exercise or full exercise by the Underwriters of their option to purchase additional Common Shares.

Total
	Per Share	No Exercise	Full Exercise
Public Offering Price	$	$	$
Sales Load	None	None	None
Proceeds to the Fund	$	$	$

The Investment Adviser (and not the Fund) has agreed to pay all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expense or offering costs paid by the Investment Adviser.

Option to Purchase Additional Common Stock

The Fund has granted the Underwriters an option to purchase up to          additional Common Shares at the public offering price within 45 days from the date of this prospectus solely to cover over-allotments, if any. If the Underwriters exercise this option to purchase additional Common Shares, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional Common Shares proportionate to that Underwriter’s initial amount set forth in the table above.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the Common Shares is complete, SEC rules may limit Underwriters and selling group members from bidding for and purchasing Common Shares. However, the Representatives may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

If the Underwriters create a short position in the Common Shares in connection with the offering (i.e., if they sell more Common Shares than are listed on the cover of this prospectus), the Representatives may reduce that short position by purchasing Common Shares in the open market. The Representatives may also elect to reduce any short position by exercising all or part of the option to purchase Common Shares described above. The Underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such shares of Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Shares to stabilize their price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

Neither the Fund nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the Underwriters makes any representation that the Representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the underwriting agreement without the prior written consent of the Representatives on behalf of the Underwriters, except: (a) for the sale of the Common Shares to the Underwriters pursuant to the underwriting agreement; (b) for shares purchased in the open market pursuant to the dividend reinvestment plan and (c) for share repurchases in accordance with applicable law.

The Common Shares will be sold so as to ensure that the NYSE distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

Other Relationships

The Investment Adviser (and not the Fund) has agreed to pay from its own assets to [        ] a structuring and syndication fee for advice relating to the design and organization of the Fund as well as for services related to the sale and distribution of the Common Shares in the amount of $        .  If the option to purchase additional Common Shares is not exercised, the total amount of this structuring and syndication fee payment to [          ] will not exceed     % of the total price to the public of the Common Shares sold in this offering.

The Investment Adviser (and not the Fund) may also pay certain other qualifying Underwriters or dealers a structuring fee, a sales incentive fee or other additional compensation in connection with the offering.

The Investment Adviser (and not the Fund) has also agreed to pay expenses related to the fees and disbursements of counsel to the Underwriters in connection with the offering and the review by the Financial Industry Regulatory Authority, Inc. of the terms of the sale of the Common Shares.

The sum total of all compensation and expense reimbursement paid to the Underwriters in connection with this offering of the Common Shares will not exceed in the aggregate                     % of the total price to the public of the Common Shares sold in this offering.

Certain of the Underwriters also have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with affiliates of the Fund, including the Advisers.

The Fund anticipates that certain Underwriters may from time to time act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

The Investment Adviser and certain of its affiliates (and not the Fund) expect to pay compensation to certain registered representatives of [  ] (a registered broker-dealer and an affiliate of the Investment Adviser) that participate in the marketing of the Common Shares in an aggregate amount that will not exceed [  ]% of the total public offering price of the Common Shares. The Investment Adviser and certain of its affiliates (and not the Fund) pay this compensation in consideration of marketing activities conducted as part of these registered representatives’ regular duties, which activities may include providing information and education to partner firms about the Fund, discussing economic trends and market movements and providing assistance with marketing materials.

Prior to the public offering of the Common Shares, [         ] will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act, which requires the Fund to have a net worth of at least $100,000 prior to making a public offering.

CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
The Bank of New York Mellon serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions. The Bank of New York Mellon is located at 101 Barclay Street, New York, New York 10286.
Computershare Trust Company, N.A. serves as the Fund’s dividend disbursing agent, transfer agent and registrar for the Common Shares. Computershare Trust Company, N.A. is located at 250 Royall Street, Canton, MA 02021. Computershare Trust Company, N.A. serves as Plan Agent under the Fund’s Dividend Reinvestment Plan.
MUFG Investor Services (US) LLC (“MUFG”), serves as administrator to the Fund. Pursuant to an administration agreement, MUFG is responsible for providing administrative services to the Fund. For the services, the Fund pays MUFG a fee, accrued daily and paid monthly, at the annual rate equal to 0.0275% of the first $200 million in average daily Managed Assets, 0.0200% of the next $300 million in average daily Managed Assets, 0.0150% of the next $500 million in average daily Managed Assets, and 0.0100% of average daily Managed Assets above $1 billion.
MUFG also serves as fund accounting agent to the Fund. Pursuant to a fund accounting agreement, MUFG performs certain accounting services. For the services, the Fund pays MUFG a fee, accrued daily and paid monthly, at the annual rate equal to 0.0300% of the first $200 million in average daily Managed Assets, 0.0150% of the next $300 million in average daily Managed Assets, 0.0100% of the next $500 million in average daily Managed Assets, and 0.0075% of average daily Managed Assets above $1 billion, subject to a minimum fee of $50,000 per year, and reimburses MUFG for certain out-of-pocket expenses.
LEGAL MATTERS
Certain legal matters will be passed on by Dechert LLP as counsel to the Fund in connection with the offering of the Common Shares. Certain legal matters will be passed on for the Underwriters by [  ], which may rely as to certain matters of Delaware law on the opinion of Dechert LLP.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[  ], has been engaged as the Fund’s Independent Registered Public Accounting Firm.

ADDITIONAL INFORMATION
This Prospectus constitutes part of a registration statement filed by the Fund with the SEC under the Securities Act, and the 1940 Act. This Prospectus omits certain of the information contained in the registration statement, and reference is hereby made to the registration statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the registration statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete registration statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC web site (http://www.sec.gov).
PRIVACY PRINCIPLES OF THE FUND
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Investment Adviser and its delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

 Shares
Guggenheim Active Allocation Fund
Common Shares
$20.00 per share

PROSPECTUS
, 2021

Until                  , 2021, (25 days after the date of this Prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This delivery requirement is in addition to the dealers’ obligations to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER 1, 2021

Guggenheim Active Allocation Fund
__________________________
Statement of Additional Information
Guggenheim Active Allocation Fund (the “Fund”) is a newly-organized, diversified, closed-end management investment company. The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund will pursue both a tactical asset allocation strategy, dynamically allocating across asset classes, and a relative value-based investment strategy, utilizing quantitative and qualitative analysis to seek to identify securities with attractive relative value and risk/reward characteristics. The Fund’s sub-adviser seeks to combine a credit-managed fixed-income portfolio with a diversified pool of alternative investments and equity strategies. The Fund’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform standard indexes on an absolute and/or risk adjusted basis. There can be no assurance that the Fund’s investment objective will be achieved.
This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the prospectus for the Fund dated                , 2021 (the “Prospectus”). Investors should obtain and read the Prospectus prior to purchasing Common Shares. A copy of the Prospectus may be obtained without charge, by calling the Fund at (800) 345-7999.
The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (“SEC”). The registration statement may be obtained from the SEC upon payment of the fee prescribed or inspected via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

Statement of Additional Information dated               , 2021.
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THE FUND
The Fund is a newly-organized, diversified, closed-end management investment company organized under the laws of the State of Delaware. The Fund’s common shares of beneficial interest (the “Common Shares”) are expected to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol “GUG.” Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the Fund’s investment adviser and is responsible for the management of the Fund. Guggenheim Partners Investment Management, LLC (the “Sub-Adviser”) serves as the Fund’s investment Sub-Adviser and is responsible for the management of the Fund’s portfolio of securities. The Investment Adviser and the Sub-Adviser are referred to herein collectively as the “Adviser.”
INVESTMENT OBJECTIVE AND POLICIES
Additional Investment Policies
The following information supplements the discussion of the Fund’s investment objective, policies and techniques that are described in the Prospectus. The Fund may make the following investments, or use the following techniques, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund’s principal investment strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.
Mortgage-Related Securities. Mortgage-related securities include structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans such as mezzanine loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Mortgage-related securities include complex instruments such as collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits (“REMICs”), real estate investment trusts (“REITs”), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The mortgage-related securities in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”), including residual interests, issued by governmental entities and private issuers, including subordinated mortgage-related securities. The Fund may invest in sub-prime mortgages or mortgage-related securities that are backed by sub-prime mortgages. Certain mortgage-related securities that the Fund may invest in are described below.
Residential Mortgage-Backed Securities. RMBS are securities the payments on which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by residential real estate (one- to four-family properties) the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used). Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances may impair borrowers’ abilities to repay their loans.
Commercial Mortgage-Backed Securities. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities (“Subordinated CMBS”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.
The Fund may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the
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holders of more senior mortgage-related securities. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional income securities and senior mortgage-related securities.
Government Agency Securities. Mortgage-related securities issued by the Government National Mortgage Association (“GNMA”) include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.
Government-Related Securities. Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a privately owned government-sponsored organization. The FNMA guarantees Fannie Maes as to timely payment of principal and interest. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which FHLMC guarantees. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
On September 7, 2008, the Federal Housing Finance Agency (“FHFA”), an independent regulatory agency, placed FNMA and FHLMC into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. At the same time, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. In December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired-Fannie Mae’s bailout is capped at $125 billion and Freddie Mac has a limit of $149 billion. On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion.
Also in December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. Other U.S. government securities the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Investment Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.
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No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future for Fannie Mae and Freddie Mac remains uncertain. Congress has recently considered proposals to reduce the U.S. government’s role in the mortgage market of both Fannie Mae and Freddie Mac, including proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Should the federal government adopt any such proposal, the value of the Fund’s investments in securities issued by Fannie Mae or Freddie Mac would be impacted. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
Under the direction of the FHFA, Fannie Mae and Freddie Mac developed a common securitization platform that in June 2019 began issuing a uniform mortgage-backed security (“UMBS”) (the “Single Security Initiative”) that aligned the characteristics of Fannie Mae and Freddie Mac certificates. UMBS are eligible for delivery into the TBA market. The effects that the Single Security Initiative may have on the market for mortgage-backed securities are uncertain.
The FHFA has announced plans to consider taking Fannie Mae and Freddie Mac out of conservatorship.  Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the SPAs.  It also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of the enterprises will have on their creditworthiness and guarantees of certain MBS.  Accordingly, should the FHFA take the enterprises out of conservatorship, there could be an adverse impact on the value of their securities.
Private Entity Securities. These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non‑governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund’s shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.
Collateralized Mortgage Obligations. A CMO is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae or Freddie Mac pass‑through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities or (e) any combination thereof. Each class of CMOs, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate (“LIBOR”) or a replacement rate (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.
Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a
4

specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (“IO”), and all of the principal is distributed to holders of another type of security known as a principal-only security (“PO”). Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.
Sub-Prime Mortgages. Sub-prime mortgages are mortgages rated below “A” by S&P, Moody’s or Fitch. Historically, sub-prime mortgage loans have been made to borrowers with blemished (or non-existent) credit records, and the borrower is charged a higher interest rate to compensate for the greater risk of delinquency and the higher costs of loan servicing and collection. Sub-prime mortgages are subject to both state and federal anti-predatory lending statutes that carry potential liability to secondary market purchasers such as the Fund. Sub-prime mortgages have certain characteristics and associated risks similar to below-investment grade securities, including a higher degree of credit risk, and certain characteristics and associated risks similar to mortgage-backed securities, including prepayment risk.
Mortgage REITs. Mortgage REITs are pooled investment vehicles that invest the majority of their assets in real property mortgages and which generally derive income primarily from interest payments thereon. Mortgage REITs are generally not taxed on income timely distributed to shareholders, provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by mortgage REITs in which it invests. Investing in mortgage REITs involves certain risks related to investing in real property mortgages. Mortgage REITs are subject to interest rate risk and the risk of default on payment obligations by borrowers. Mortgage REITs whose underlying assets are mortgages on real properties used by a particular industry or concentrated in a particular geographic region are subject to risks associated with such industry or region. Real property mortgages may be relatively illiquid, limiting the ability of mortgage REITs to vary their portfolios promptly in response to changes in economic or other conditions. Mortgage REITs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.
Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
Loans. The Fund may invest a portion of its assets in loans directly, loan participations and other direct claims against a borrower. The Sub-Adviser believes corporate loans to be high-yield debt instruments if the issuer has outstanding debt securities rated below-investment grade or has no rated securities. The corporate loans in which the Fund invests primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other

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financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC. As in the case of other high-yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (such as “Ba” or lower by Moody’s or “BB” or lower by S&P), or may be unrated investments determined to be of comparable quality by the Sub-Adviser. As in the case of other high-yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed-income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high-yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high-yield investors in the event of deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high-yield instruments as a result of changes in the interest rate environment; however, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high-yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.
Mezzanine Investments. The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments may be issued with or without registration rights. Similar to other lower grade securities, maturities of Mezzanine Investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine Investments are usually unsecured and subordinated to other obligations of the issuer.
In connection with its purchase of Mezzanine Investments, the Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.
Short Sales. The Fund is authorized to make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.
In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act unless, under current regulatory requirements, the sale is “against the box” and the securities sold short (or securities convertible into or exchangeable for such securities) are segregated or unless the Fund’s obligation to deliver the securities sold short is “covered” by earmarking or segregating cash, U.S. government securities or other liquid assets in an amount equal to the difference between the market value of the securities sold short and any collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the short sale proceeds, cash, U.S. government securities or other liquid assets deposited with the broker and earmarked or segregated on its books or with the Fund’s custodian may not at any time be less than the market value of the securities sold short. The Fund will comply with these requirements. However, as described above, the SEC
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adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed herein.
Securities Subject to Reorganization. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved. In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Sub-Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternative investments.
Special Purpose Acquisition Companies. —The Fund may invest in stock, warrants, rights and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities in a private placement transaction or as part of a public offering. A SPAC, sometimes referred to as “blank check company,” is a private or publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares of common stock. At a specified time, the rights and warrants may be separated from the common stock at the election of the holder, after which time each security typically is freely tradeable. Private companies can combine with a SPAC to go public by taking the SPAC’s place on an exchange as an alternative to making an initial public offering.
As an alternative to obtaining a public listing through a traditional IPO, SPAC investments carry many of the same risks as investments in IPO securities. These may include, but are not limited to, erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs.
Investments in SPACs also have risks peculiar to the SPAC structure and investment process. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. To the extent a SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. SPAC shareholders may not approve any proposed acquisition or merger, or an acquisition or merger, once effected, may prove unsuccessful. If an acquisition or merger is not completed within a pre-established period (typically, two years), the remainder of the funds invested in the SPAC are returned to its shareholders. While a SPAC investor may receive both stock in the SPAC, as well as warrants or other rights at no marginal cost, those warrants or other rights may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price. The Fund may also be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.
SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. Because SPACs only business is to seek acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition or merger target. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests
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of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. For example, since the sponsor, directors and officers of a SPAC may directly or indirectly own interests in a SPAC, the sponsor, directors and officers may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate a business combination. This risk may become more acute as the deadline for the completion of a business combination nears. In addition, the requirement that a SPAC complete a business combination within a prescribed time frame may give potential target businesses leverage over the SPAC in negotiating a business combination, and may limit the time the SPAC has in which to conduct due diligence on potential business combination targets, which could undermine the SPAC’s ability to complete a business combination on terms that would produce value for its shareholders. Some SPACs pursue acquisitions and mergers only within certain market sectors or regions, which can increase the volatility of their prices. Conversely, other SPACs may invest without such limitations, in which case management may have limited experience or knowledge of the market sector or region in which the transaction is contemplated. Moreover, interests in SPACs may be illiquid and/or be subject to restrictions on resale, which may remain for an extended time, and may only be traded in the over-the-counter market. If there is no market for interests in a SPAC, or only a thinly traded market for interests in a SPAC develops, the Fund may not be able to sell its interest in a SPAC, or may be able to sell its interest only at a price below what the Fund believes is the SPAC interest’s value.
Warrants and Rights. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Sub-Adviser for inclusion in the Fund’s portfolio.
Consideration of Environmental, Social and Governance (“ESG”) Criteria. The Sub-Adviser integrates ESG criteria into its investment philosophy and process, analyzing these criteria primarily as a component in evaluating the risks associated with different investments (including corporate credit, structured credit, municipal securities, certain mortgage-backed securities, sovereign debt, infrastructure and project finance and real estate finance investments, and could include other investments in the future). Examples of ESG criteria and risks include pollution and climate change, human capital management, track record on human rights, corporate reputational risk, natural resource use and scarcity, board composition, governance controls, product safety, labor/management relations and employee health and safety practices. When the Sub-Adviser believes that ESG criteria may have a material impact on an investment’s return or issuer’s financial performance, the investment team will seek to weigh ESG criteria into the investment-decision making process by assessing these criteria alongside traditional fundamental factors (e.g., as part of the fundamental picture and relative value considerations).  This assessment may be factored into, among other things, relative value views and the evaluation of risks, such as litigation, regulatory sanctions or loss of business opportunities associated with ESG practices.  However, the Sub-Adviser believes that the presence of an ESG risk is not necessarily a reason to exclude a specific position from the investment universe or to avoid performing due diligence. Accordingly, the Sub-Adviser treats ESG risk in the investment process like other risks (e.g., financial, covenant, interest rate, and liquidity) in that it allows for a more comprehensive assessment of the quality of a given investment and evaluation of this against the investment’s return potential.
The incorporation of ESG criteria involves risks and can result in avoiding exposures found in other similar investment strategies or broad market benchmarks, which may cause the Fund’s performance to deviate from the performance of the other strategies or market benchmarks. The ability of the Sub-Adviser to identify and evaluate ESG criteria or factors for use in connection with its investment process is limited by the availability of information on an asset or issuer, which may vary by issuer or asset class and which may not be accurate or complete. The Sub-Adviser, in many cases, uses data and insights from third-party research, which is also prone to risks. The assessment of ESG criteria and factors is qualitative and subjective by nature and is subject to change. There is no guarantee that the criteria or factors utilized, or judgment exercised, by the Sub-Adviser will reflect the beliefs or values of any one investor. Currently, as noted above, the Sub-Adviser primarily incorporates consideration of ESG criteria into its assessment of certain asset classes, notably fixed income sectors, but may do so in the future with respect to investments in other asset classes. Further information regarding the Sub-Adviser’s integration of ESG criteria in its investment process is available on the Sub-Adviser’s website.
Derivative Instruments
Swaps. Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall
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portfolio or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” (i.e., the designated reference amount of exposure to the underlying instruments). The Fund intends to enter into swaps primarily on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may use swaps for risk management purposes and as a speculative investment.
The net amount of the excess, if any, of the Fund’s swap obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian under current regulatory requirements. The Sub-Adviser generally requires counterparties to have a minimum credit rating of A from Moody’s Investors Service (or comparable rating from another rating agency) and monitors such rating on an on-going basis. If the other party to a swap contract defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. Under such circumstances, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The Fund may enter in to cleared and exchange-traded swaps (where applicable) and bilaterally-traded, OTC swaps.
Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).
Total return swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s).
Currency swaps. Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).
Credit default swaps. The Fund may be either the buyer or seller in a credit default swap transaction. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no specified credit event with respect to a reference issuer has occurred. When the Fund acts as a seller of a credit default swap agreement with respect to a debt security, it is subject to the risk that an adverse credit event may occur with respect to the issuer of the debt security and the Fund may be required to pay the buyer the full notional value of the debt security under the swap net of any amounts owed to the Fund by the buyer under the swap (such as the buyer’s obligation to deliver the debt security to the Fund). As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced debt security on a credit default swap it has sold if there is a credit event with respect to the issuer of the security. If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.
Under current regulatory requirements, the Fund is required to cover its swap positions in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder in order to limit the risk associated with the use of leverage and other related risks. The Fund’s obligations under a swap agreement settled in cash or on a net basis (other than a credit default swaps for which the Fund is the seller) would be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty would be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered would not be viewed as raising “senior securities” issues for purposes of the Fund’s investment restriction concerning senior securities and, accordingly, would not treat them as subject to the Fund’s borrowing restrictions. For swaps that are not settled in cash or on a net basis, the Fund will earmark or segregate cash or liquid assets with a value at least equal to the full notional amount of the swaps (minus any amounts owed to the Fund) or enter into offsetting transactions. For swaps that are settled in cash on a net basis (other than a credit default swaps for which the Fund is the seller), the Fund may designate or segregate on its records cash or liquid assets equal to the Fund’s next daily marked-to-market net obligations under the swaps, if any, rather than the full notional amount. Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. By earmarking or designating assets equal to only its net obligation under cash-settled swaps, the Fund will have the ability to employ leverage to a greater extent than if the
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Fund were required to earmark or segregate assets equal to the full notional amount of such swaps. However, as described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed herein.
The use of interest rate, total return, currency, credit default and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.
Credit-Linked Notes. The Fund may invest in credit-linked notes (“CLN”) for risk management purposes, including diversification. A CLN may be viewed as a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to the credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.
Options. The Fund may purchase or sell (i.e., write) options on securities and securities indices or on currencies, which options are listed on a national securities exchange or in the OTC market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio.
The Fund may purchase or write (sell) exchange traded and OTC options. Writing call options involves giving third parties the right to buy the underlying security or instrument from the Fund for a fixed price at a future date and writing put options involves giving third parties the right to sell the underlying security or instrument to the Fund for a fixed price at a future date. Buying an options contract gives the Fund the right to purchase the underlying security or instrument from third parties or gives the Fund the right to sell the underlying security or instrument to third parties for a fixed price at a future date. The number of call options the Fund can write is limited by the amount of Fund assets that can cover such options, and further limited by the fact that call options normally represent 100 share lots of the underlying common stock. In addition to options on individual securities, the Fund may buy and sell put and call options on currencies, baskets of securities or currencies, indices and other instruments. Options bought or sold by the Fund may be “cash settled,” meaning that the purchaser of the option has the right to receive a cash payment from the writer of the option to the extent that the value of the underlying position rises above (in the case of a call) or falls below (in the case of a put) the exercise price of the option. There can be no assurance that the Fund’s use of options will be successful.
In the case of a call option written by the Fund on a common stock or other security, the option is “covered” if the Fund owns the security or instrument underlying the call or has an absolute and immediate right to acquire that security or instrument without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser (in accordance with procedures established by the board of trustees of the Fund (the “Board of Trustees” or the “Board”)) in such amount are segregated by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser as described above. A put option written by the Fund on a security is “covered” if the Fund segregates assets determined to be liquid by the Adviser equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser as described above.
If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.
To the extent that the Fund writes covered call options, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or instrument covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the
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underlying security or instrument decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security or instrument at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.
The Fund will not write “naked” or uncovered call options. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded (if exchange-traded). These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
To the extent that the Fund writes covered put options, the Fund will bear the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.
The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security or currency, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security or currency. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security or currency and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to correctly predict the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.
There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
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The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.
To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put) or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.
An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.
Options on Securities Indices. The Fund may purchase and sell options on securities indices. One effect of such transactions may be to hedge all or part of the Fund’s securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. All options written on securities indices must be covered. Often, when the Fund writes an option on a securities index, it will earmark or segregate cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.
The Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.
Futures Contracts and Options on Futures. The Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.
A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the instrument underlying the contract at a specified price at a specified future time. A
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“purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the instrument underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the instrument underlying the futures contracts.
No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the instrument underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.
An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at a specified time or times prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.
Futures and options on futures contracts entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures contracts can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.
In the event the Fund sells a put option on a futures contract or enters into long futures contracts, under current interpretations of regulatory requirements, an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options on futures contracts, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments underlying the futures contracts or call options on futures contracts, respectively (but are no less than the price of the call option or the market price at which the short positions were established).
The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, it may or may not be less risky than ownership of the futures contract or underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.
The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.
The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund
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maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.
When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks under current regulatory requirements. To cover its position, the Fund may earmark or segregate cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as initial margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly earmarks or segregates assets, the assets will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund. Such practices are intended to assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities, although there is no guarantee that they will function as intended.
With respect to futures contracts that are not contractually required to “cash-settle,” the Fund usually must cover its open positions by earmarking or segregating on its records cash or liquid assets equal to the contract’s notional value. For futures contracts that are “cash-settled,” however, the Fund is permitted to earmark or segregate cash or liquid assets in an amount equal to the Fund’s next daily marked-to-market (net) obligation, if any (i.e., the Fund’s daily net liability) rather than the notional value. By earmarking or designating assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to earmark or segregate assets equal to the full notional value of such contracts.
Among other ways, the Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high as or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will also earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract and that can be exercised on any date or that has the same exercise date as the expiration date of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based). The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract. Among other ways, the Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.
However, as described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed herein.
Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Investment Adviser to correctly predict movements in the direction of interest rates. If the Investment Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may
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have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.
Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the NAV of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling securities with longer maturities and investing in securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.
Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of securities (caused by declining interest rates) that the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the securities without actually buying them. Subsequently, the Fund can make its intended purchase of the securities in the cash market and concurrently liquidate its futures position.
Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.
Additional Risks of Foreign Options, Futures Contracts and Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.
Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.
Legislation and Regulation Risk Related to Derivative Instruments. The laws and regulations that apply to derivatives (e.g., swaps, futures, etc.) and persons who use them (including the Fund, the Investment Adviser, Sub-Adviser and others) are rapidly changing in the U.S. and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. The impact of these changes on the Fund and its investment strategies is not yet fully ascertainable.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), was signed into law in July 2010. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the CFTC, the SEC and other regulators to regulate OTC derivatives (“swaps” and “security-based swaps”) and
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market participants, and requires clearing and exchange trading of many OTC derivatives transactions. At present, most interest rate swaps and credit default index swaps are subject to mandatory clearing in the U.S. Additionally, the Fund is typically required to post, and collect, variation margin on OTC derivatives subject to uncleared margin regulations under the Title VII regime.
Provisions in the Dodd-Frank Act also include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for any exchange trading of many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, it is not possible at this time to gauge the final nature and scope of the impact of the Dodd-Frank Act on the Fund. However, swap dealers, major market participants and swap counterparties are experiencing additional regulations, requirements, compliance burdens and associated costs, certain of which may be passed on to counterparties, such as the Fund. The Fund may also be required to comply indirectly with equivalent European regulation, the European Market Infrastructure Regulation (“EMIR”), to the extent that it executes derivative transactions with counterparties subject to such regulation. EMIR establishes certain requirements for OTC derivatives contracts, including mandatory clearing obligations, bilateral risk management requirements and reporting requirements. Although it is not yet possible to predict the final impact, if any, of EMIR on the Fund and its investment strategies the Fund may experience additional expense passed on by counterparties.
The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Adviser must consider the effect of these limits in managing the Fund. In addition, the CFTC in October 2020 adopted amendments to its position limits rules that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts. The Adviser will need to consider whether the exposure created under these contracts might exceed the new and amended limits, as relevant to the Fund’s strategy, in anticipation of the applicable compliance dates, and the limits may constrain the ability of the Fund to use such contracts.
In October 2020, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the Fund’s asset segregation and cover practices discussed herein. The final rule requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to VaR leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the final rule. Under the final rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period. Following the compliance date, these requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
These and other regulatory changes may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. Regulatory requirements, even if not directly applicable to the Fund, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, exchange trading and margin requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
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The Investment Adviser has filed with the National Futures Association a notice of eligibility claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under CFTC Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”), with respect to the Fund’s operation. Accordingly, the Fund and the Investment Adviser with respect to the Fund are not subject to registration or regulation as a commodity pool or CPO. Changes to the Fund’s investment strategies or investments may cause the Fund to lose the benefits of the exclusion under CFTC Rule 4.5 under the CEA and may trigger additional CFTC regulation. If the Fund becomes subject to CFTC regulation, the Fund or the Investment Adviser may incur additional expenses.
Loans of Portfolio Securities
Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund’s total assets.
A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The Board of Trustees will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.
INVESTMENT RESTRICTIONS
The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The fundamental policies of the Fund are:
1. The Fund may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
2. The Fund may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.
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3. The Fund may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
4. The Fund may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
5. The Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
6. The Fund may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
7. The Fund may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
The Fund is a diversified, closed-end management investment company. A “diversified company” is currently defined under the 1940 Act as a company which meets the following requirements: at least 75 percent of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 percent of the value of the total assets of such company and to not more than 10 percent of the outstanding voting securities of such issuer. For these purposes, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. For these purposes, the Fund generally will consider the borrower of a syndicated bank loan to be the issuer of the syndicated bank loan but may under unusual circumstances also consider the lender or person inter-positioned between the lender and the Fund to be the issuer of a syndicated bank loan. In making such a determination, the Fund will consider all relevant factors, including the following: the terms of the loan agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund’s custodian); the credit quality of such lender or inter-positioned person; general economic conditions applicable to such lender or inter-positioned person; and other factors relating to the degree of credit risk, if any, of such lender or inter-positioned person incurred by the Fund.
For purposes of applying the limitation set forth in subparagraph (3) above to securities that have a security interest or other collateral claim on specified underlying collateral (such as asset-backed securities, mortgage-backed securities and collateralized debt and loan obligations) the Fund will determine the industry classifications of such investments based on the Sub-Adviser’s evaluation of the risks associated with the collateral underlying such investments.
MANAGEMENT OF THE FUND
Board of Trustees
Oversight of the management and affairs of the Fund, including general supervision of the duties performed by the Adviser and Sub-Adviser under the Advisory Agreement and Sub-Advisory Agreement, respectively, is the responsibility of the Board. Among other things, the Board considers the approval of contracts, described herein, under which certain companies provide essential management and administrative services to the Fund. Once the contracts are approved, the Board monitors the level and quality of services. Annually, the Board evaluates the services received under the contracts by receiving reports covering, among other things, investment performance, administrative services, competitiveness of fees and the Adviser’s profitability.
The Board currently has 7 Trustees, 6 of whom have no affiliation or business connection with the Adviser or any of its affiliated persons. Each such Trustee does not own, nor do any of his or her immediate family members own, any stock or other securities issued by the Adviser, a principal underwriter of the Fund or a person (other than a registered investment company, if applicable) directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter as of December 31, 2020. Also, each such Trustee is not an “interested person” (as defined in Section 2(a) (19) of the 1940 Act) of the Fund (each, an “Independent Trustee”
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and, collectively, the “Independent Trustees”). Ms. Amy J. Lee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (an “Interested Trustee”), because of her position with parent of the Adviser.
The Trustees are divided into three classes. Each Trustee elected holds office until his or her successor shall have been elected and shall have qualified. After a Trustee’s initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he or she serves. The following is a list of the names, business addresses, dates of birth, present positions with the Fund, length of time served with the Fund, principal occupations during the past five years and other directorships held by each Trustee during the past five years.
Name, Business Address and Year of Birth*	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees During the Past Five Years***
INDEPENDENT TRUSTEES:
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2021	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development PepsiCo, Inc. (1987-1990).	158	Current: Advent Convertible and Income Fund (2005 – present); Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Angela Brock-Kyle (1959)	Trustee	Since 2021	Current: Found and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader TIAA (1987-2012).	157	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).

Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2021	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	157	Current: US Global Investors, Inc. (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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Name, Business Address and Year of Birth*	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees During the Past Five Years***
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2021	Current: Of Counsel (formerly partner), Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999)	158
Current: Advent Convertible and Income Fund (2004 – present); PPM Funds (2)
(2018-present);
Edward-Elmhurst
Healthcare System (2012-present).

Former: Western Asset
Inflation-Linked
Opportunities & Income Fund (2004- 2020); Western Asset
Inflation-Linked Income
Fund (2003- 2020);
Managed Duration
Investment Grade
Municipal Fund
(2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2021	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	157	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present). Former: SSGA Master Trust (1) (2018-2020); SSGA Active Trust (14) (2018-2020).
Ronald E. Toupin Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2021	Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present). Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President	157	Former: Western Asset Inflation-Linked Opportunities & Income Fund) (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

20

Name, Business Address and Year of Birth*	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees During the Past Five Years***
and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

INTERESTED TRUSTEE:
Amy J. Lee****	Trustee, Vice	Since 2021	Current: Interested Trustee, certain other funds in the Fund Complex (2018- present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present).	157	None.
(1961)	President and
	Chief Legal
	Officer

			Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate

			General Counsel and Assistant
			Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	The business address of each Trustee of the Fund is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**
Each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. After a Trustee’s initial term, each Trustee is expected to serve a two year term concurrent with the class of Trustees for which he or she serves:

• Mr. Barnes and Ms. Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for election on the date of the Fund's first annual meeting of Shareholders.
•	Messrs. Nyberg and Lydon, Jr are Class II Trustees. Class II Trustees are expected to stand for election on the date of the Fund's second annual meeting of Shareholders.

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•	Mr. Toupin Jr. and Mses. Lee and Sponem are Class III Trustees. Class III Trustees are expected to stand for election on the date of the Fund's third annual meeting of Shareholders.
***
Each Trustee also serves on the boards of trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Guggenheim Strategic Opportunities Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Funds and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the board of trustees of Advent Convertible & Income Fund. Together with the Fund, these funds are referred to as the “Fund Complex.” Figures provided in parentheses after the name of a fund complex indicate the number of funds overseen in that complex.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Adviser and/or the parent of the Investment Adviser.
Trustee Qualifications
The Trustees were selected to serve on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a willingness to take an independent and questioning view of management.
The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee in light of the Fund’s business and structure. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the 1933 Act or the rules and regulations of the SEC.
Randall C. Barnes. Mr. Barnes has served as a trustee of certain funds in the Fund Complex since 2004. Through his service as a Trustee of the Fund and a trustee of other funds in the Fund Complex, his service as Chair of the Valuation Oversight Committee, his service on other registered investment company boards, prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.
Angela Brock-Kyle. Ms. Brock-Kyle has served as a trustee of certain funds in the Fund Complex since 2016. Through her service as a Trustee of the Fund and a trustee of other funds in the Fund Complex, prior employment experience, including at TIAA where she spent 25 years in leadership roles, and her experience serving on the boards of public, private and non-profit organizations, including service as Audit Committee Chair and as a member of governance and nominating committees, Ms. Brock-Kyle is experienced in financial, accounting, governance and investment matters.
Amy J. Lee. Ms. Lee has served as a trustee of certain funds in the Fund Complex since 2018. Through her service as a Trustee of the Fund and a trustee of other funds in the Fund Complex, her service as Chief Legal Officer of the Fund Complex, her service as Senior Managing Director of Guggenheim Investments, as well as her prior experience as Associate General Counsel, Vice President and Assistant Secretary of Security Benefit Corporation, Ms. Lee is experienced in financial, legal, regulatory and governance matters.
Thomas F. Lydon, Jr. Mr. Lydon has served as a trustee of certain funds in the Fund Complex since 2005. Through his service as a Trustee of the Fund and a trustee of other funds in the Fund Complex, his service as Chair of the Contracts Review Committee, his experience as President of Global Trends Investments, a registered investment adviser, his service on the board of U.S. Global Investors, Inc. (GROW), an investment adviser and transfer agent, as well as his prior service on another registered investment company board and his authorship and editorial experience regarding exchange-traded funds, Mr. Lydon is experienced in financial, investment and governance matters.
Ronald A. Nyberg. Mr. Nyberg has served as a trustee of certain funds in the Fund Complex since 2003. Through his service as a Trustee of the Fund and a trustee of other funds in the Fund Complex, as well as Chair of the Nominating & Governance Committee, his service on other registered investment company boards, his professional training and experience as an attorney and his former experience as partner of the law firm, Momkus LLC, and Nyberg & Cassioppi, LLC, and Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.
22

Sandra G. Sponem. Ms. Sponem has served as a trustee of certain funds in the Fund Complex since 2016. Through her service as a Trustee of the Fund and a trustee of other funds in the Fund Complex, her service as Chair of the Audit Committee, her service on other registered investment company boards, her prior employment experience, including as Chief Financial Officer of Piper Jaffray Companies, Inc. (now Piper Sandler Companies) and its predecessor, U.S. Bancorp Piper Jaffray, Inc., and as Senior Vice President and Chief Financial Officer of M.A. Mortenson Company, a construction and real estate development company, her Certified Public Accountant designation and previously held securities licenses and extensive knowledge of accounting and finance and the financial services industry, Ms. Sponem is experienced in accounting, financial, governance and investment matters. The Board has determined that Ms. Sponem is an “audit committee financial expert” as defined by the SEC.
Ronald E. Toupin, Jr. Mr. Toupin has served as a trustee of certain funds in the Fund Complex since 2003. Mr. Toupin currently serves on the Governing Council of the Independent Directors Council (IDC) of the Investment Company Institute (ICI) and on the Board of Governors of the ICI. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as the Independent Chair of the Board, his prior service on other registered investment company boards, and his professional training and prior employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.
Each Trustee also has considerable familiarity with the Fund, the Fund’s investment advisers and other service providers, and their operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company trustees as a result of his/her substantial prior service as a Trustee of the Fund and/or other funds in the Fund Complex, or with respect to Ms. Lee, her extensive experience in the financial industry, including her experience with the parent of the investment advisers of the funds of the Fund Complex.
Executive Officers
The following information relates to the executive officers of the Fund who are not Trustees. The Fund’s officers receive no compensation from the Fund but may also be officers or employees of the Investment Adviser, the Sub-Adviser or affiliates of the Investment Adviser or the Sub-Adviser and may receive compensation in such capacities.
Name, Business		Term of Office(2) and
Address(1) and	Position(s) held	Length of Time	Principal Occupation
Year of Birth	with the Trust	Served	During the Past Five Years

Brian E. Binder	President and	Since 2021
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Year of Birth: 1972	Chief Executive
Officer

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

23

Name, Business		Term of Office(2) and
Address(1) and	Position(s) held	Length of Time	Principal Occupation
Year of Birth	with the Trust	Served	During the Past Five Years

Bryan Stone Year of Birth: 1979	Vice President	Since 2021
Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Joanna M. Catalucci Year of Birth: 1966	Chief Compliance Officer	Since 2021
Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present).

Former: Anti-Money Laundering Compliance Officer, certain funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisers, LLC and certain affiliates (2010-2011).

John L. Sullivan	Chief Financial	Since 2021	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).
Year of birth: 1955	Officer, Chief
Accounting Officer
and Treasurer

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Mark E. Mathiasen	Secretary	Since 2021	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Year of birth: 1978

Michael P. Megaris	Assistant Secretary	Since 2021	Current: Assistant Secretary, certain other funds in the Fund Complex (2014- present); Director, Guggenheim Investments (2012-present).
Year of Birth: 1984

James M. Howley	Assistant Treasurer	Since 2021	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
Year of birth: 1972

24

Name, Business		Term of Office(2) and
Address(1) and	Position(s) held	Length of Time	Principal Occupation
Year of Birth	with the Trust	Served	During the Past Five Years
Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Kimberly J. Scott	Assistant Treasurer	Since 2021	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
Year of birth: 1974

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Glen McWhinnie Year of Birth: 1969	Assistant Treasurer	Since 2021	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Jon Szafran Year of birth: 1989	Assistant Treasurer	Since 2021
Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”) (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

(1)	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
(2)	Each officer serves at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her resignation or removal.
Board Leadership Structure
The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board is currently comprised of seven Trustees, six of whom
25

(including the chairperson) are Independent Trustees. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
     The Board has appointed an Independent Chair, Ronald E. Toupin, Jr., who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. In addition, the Independent Chair acts as a liaison with officers, counsel and other Trustees between meetings of the Board. The Independent Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established five standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Fund’s activities, including through the review of the Fund’s contractual arrangements with service providers and the Fund’s financial statements, compliance with regulatory requirements, and performance. The Board may also establish informal working groups from time to time to review and address the policies and practices of the Trust or the Board with respect to certain specified matters. The Independent Trustees are advised by independent legal counsel experienced in Investment Company Act of 1940 (“1940 Act”) matters and are represented by such independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chair, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund because it allocates responsibilities among the Committees and the Board in a manner that further enhances effective oversight. The Board considered, among other things: the number of portfolios that comprise the Guggenheim Family of Funds overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of the Fund and the Guggenheim Family of Funds; and the management, distribution and other service arrangements of the Fund and the Guggenheim Family of Funds. The Board may at any time and in its discretion change this leadership structure.
Board Committees
The Trustees have determined that the efficient conduct of the Fund’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The committees of the Board are the Executive Committee, the Nominating and Governance Committee, the Audit Committee, the Contracts Review Committee and the Valuation Oversight Committee.
Executive Committee. The Board has an Executive Committee, which is composed of Sandra G. Sponem and Ronald E. Toupin, Jr., each an Independent Trustee. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management of the business of the Funds. Mr. Toupin serves as Chair of the Executive Committee. However, the Executive Committee cannot, among other things, authorize dividends or distributions on shares, amend the bylaws or recommend to the shareholders any action which requires shareholder approval.
Nominating and Governance Committee. The Board has a Nominating and Governance Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee and is “independent” as defined by NYSE listing standards. Mr. Nyberg serves as Chair of the Nominating and Governance Committee.
The purpose of the Nominating and Governance Committee is to review matters pertaining to the composition, committees, and operations of the Board. As part of its duties, the Nominating and Governance Committee makes recommendations to the full Board with respect to qualified candidates for the Board in the event that a position is vacated or created. The Nominating and Governance Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the procedures for shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Fund’s Nominating and Governance Committee Charter. The shareholder recommendation must be sent to the Fund’s Secretary, c/o Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, Chicago, Illinois 60606. Additional requirements and procedures relating to shareholder submissions of such candidates are set forth in the Fund’s Amended and Restated By-Laws, which are available on www.sec.gov. The Board does not have a standing compensation committee.

26

Audit Committee. The Board has an Audit Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee and is “independent” as defined by NYSE listing standards. Ms. Sponem serves as Chair of the Audit Committee.
The Audit Committee is generally responsible for certain oversight matters, such as reviewing the Fund’s systems for accounting, financial reporting and internal controls and, as appropriate, the internal controls of certain service providers, overseeing the integrity of the Fund’s financial statements (and the audit thereof), as well as the qualifications, independence and performance of the Fund’s independent registered public accounting firm. The Audit Committee is also responsible for recommending to the Board the appointment, retention and termination of the Fund’s independent registered public accounting firm and acting as a liaison between the Board and the Fund’s independent registered public accounting firm.
Contracts Review Committee. The Board has a Contracts Review Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. Mr. Lydon serves as Chair of the Contracts Review Committee. The purpose of the Contracts Review Committee is to assist the Board in overseeing the evaluation of certain contracts to which the Fund is or is proposed to be a party to ensure that the interests of the Fund and its shareholders are served by the terms of these contracts. The Committee’s primary function is to oversee the process of evaluating existing investment advisory and subadvisory agreements, administration agreements and distribution agreements. In addition, at its discretion or at the request of the Board, the Committee reviews and makes recommendations to the Board with respect to any contract to which the Fund is or is proposed to be a party.
Valuation Oversight Committee. The Board has a Valuation Oversight Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, and Sandra G. Sponem, each of whom is an Independent Trustee. Mr. Barnes serves as Chair of the Valuation Oversight Committee. The Valuation Oversight Committee assists the Board in overseeing the activities of Guggenheim’s Valuation Committee and the valuation of securities and other assets held by the Fund. Duties of the Valuation Oversight Committee include reviewing the Fund’s valuation procedures, evaluating pricing services that are being used for the Fund, and receiving reports relating to actions taken by Guggenheim’s Valuation Committee.
Board’s Role in Risk Oversight
The day-to-day business of the Fund, including the day-to-day management and administration of the Fund and of the risks that arise from the Fund’s investments and operations, is performed by third-party service providers, primarily the Adviser or its affiliates. Consistent with its responsibility for oversight of the Fund, the Board is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the risk management functions performed by those service providers. Risks to the Fund include, among others, investment risk, credit risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Fund. The risk management function seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Fund. Under the oversight of the Board, the service providers to the Fund employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Fund and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business and consequently, for managing risks associated with that activity. Each of the Adviser and other service providers has its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. Accordingly, Board oversight of different types of risks may be handled in different ways. As part of the Board’s periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.
The Board oversees risk management for the Fund directly and through the committee structure it has established. The Board has established the Audit Committee, the Nominating and Governance Committee, the Contracts Review Committee and the Valuation Oversight Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. For instance, the Audit Committee receives reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. In addition, the Board has established an Executive Committee to act on the Board’s behalf, to the extent permitted and as necessary, in between
27

meetings of the Board. Each committee reports its activities to the Board on a regular basis. The Board also oversees the risk management of the Fund’s operations by requesting periodic reports from and otherwise communicating with various personnel of the Fund and its service providers, including, in particular, the Fund’s Chief Compliance Officer, its independent registered public accounting firm and Guggenheim Investments’ Chief Risk Officer and internal auditors for the Adviser or its affiliates, as applicable. In this connection, the Board requires officers of the Fund to report a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Board meets with the Fund’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the adequacy of the policies and procedures of the Fund and certain service providers and the effectiveness of their implementation. The Board, with the assistance of Fund management, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, the Board receives reports from the Adviser and Sub-Adviser, as applicable, on the investments and securities trading of the Fund. With respect to valuation, the Valuation Oversight Committee oversees a pricing committee comprised of Fund officers and personnel of the Adviser. The Board has approved valuation procedures applicable to valuing the Fund’s securities and other assets, which the Valuation Oversight Committee and the Audit Committee periodically review. The Board also requires each Adviser and Sub-Adviser, as applicable, to report to the Board on other matters relating to risk management on a regular and as-needed basis.
The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Fund’s investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser or its affiliates and other service providers, most of whom employ professional personnel who have risk management responsibilities and each of whom has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by Adviser. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations. The Board may at any time and in its discretion change how it administers its risk oversight function.
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Remuneration of Trustees and Officers
The Independent Trustees of the Fund receive from the Fund Complex a general annual retainer for service on covered boards. Additional annual retainer fees are paid to: the Independent Chair of the Board; the Chair (and Vice Chair, if any) of each of the Audit Committee, the Contracts Review Committee, and the Nominating and Governance Committee; and each member of the Valuation Oversight Committee. In addition, fees are paid for special Board or Committee meetings, whether telephonic or in-person. No per meeting fee applies to meetings of the Valuation Oversight Committee. The Fund also reimburses each Independent Trustee for reasonable travel and other out-of-pocket expenses incurred in attending in-person meetings, which are not included in the compensation amounts shown below. The Fund pays proportionately its respective share of Independent Trustees’ fees and expenses based in part on a per capita allocation and in part based on relative net assets.
The Trustees did not accrue any pension or retirement benefits as part of Fund expenses, nor will they receive any annual benefits upon retirement. The Trustees also did not accrue any deferred compensation nor is any amount of deferred compensation payable by the Fund. The following table sets forth the compensation paid to each Independent Trustee by the Fund during its most recent fiscal year and the total compensation paid to each Independent Trustee by Funds in the Fund Complex during the most recently completed calendar year.

		Pension or Retirement		Total Compensation
	Aggregate	Benefits Accrued	Estimated Annual	from the Fund and
	Compensation	as Part of	Benefits Upon	Fund Complex
Name(1)	from the Fund(2)	Fund Expenses(3)	Retirement(3)	Paid to Trustee(4)
Independent Trustees:
Randall C. Barnes	$2,895	None	None	$412,403
Angela Brock-Kyle	$2,895	None	None	$329,510
Thomas Lydon, Jr.	$2,950	None	None	$332,510
Ronald A. Nyberg	$2,950	None	None	$416,475
Sandra G. Sponem	$3,169	None	None	$361,647
Ronald E. Toupin, Jr.	$3,664	None	None	$410,795

(1)	Trustees not entitled to compensation are not included in the table.
(2)
Because the Fund has not completed its first fiscal year, compensation is estimated based upon payments to be made by the Fund during the current fiscal year and upon relative net assets of the Fund Complex. The estimate is for the fiscal year ending May 31, 2022.

(3)	The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.
(4)
The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex for the calendar year ended December 31, 2020. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser.

Trustee Share Ownership
As of December 31, 2020, the most recently completed calendar year prior to the date of this SAI, each Trustee of the Fund beneficially owned equity securities of the Fund and all of the registered investment companies in the family of investment companies overseen by the Trustee in the dollar range amounts specified below.
29

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of	Companies Overseen by Trustee in
Name	Equity Securities in the Fund	Fund Complex(1)
Independent Trustees:
Randall C. Barnes	None	Over $100,000
Angela Brock-Kyle	None	$50,001-$100,000
Thomas Lydon, Jr.	None	Over $100,000
Ronald A. Nyberg	None	Over $100,000
Sandra G. Sponem	None	Over $100,000
Ronald E. Toupin, Jr.	None	Over $100,000
Interested Trustee:
Amy J. Lee	None	Over $100,000

(1)
As of the date of this SAI, the “Fund Complex” consists of eight closed-end funds, including the Fund, and 150 open-end funds. The Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, LLC and/or affiliates of such entities.

Indemnification of Officers and Trustees; Limitations on Liability
The governing documents of the Fund provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the governing documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.
The Fund has entered into an Indemnification Agreement with each Independent Trustee, which provides that the Fund shall indemnify and hold harmless such Trustee against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Fund, to the fullest extent permitted by the Agreement and Declaration of Trust and By-Laws and the laws of the State of Delaware, the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, unless it has been finally adjudicated that (i) the Trustee is subject to such expenses by reason of the Trustee’s not having acted in good faith in the reasonable belief that his or her action was in the best interests of the Fund or (ii) the Trustee is liable to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office, as defined in Section 17(h) of the Investment Company Act of 1940, as amended.
Portfolio Management
The Sub-Adviser’s personnel with the responsibility for the day-to-day management of the Fund’s portfolio are B. Scott Minerd, Managing Partner and Global Chief Investment Officer, Anne Bookwalter Walsh, Managing Partner and Chief Investment Officer Fixed Income, Steve Brown, Assistant Chief Investment Officer and Senior Managing Director, Adam Bloch, Managing Director, Perry Hollowell, Director, and Evan Serdensky, Director.
Other Accounts Managed by the Portfolio Managers.
The following table sets forth information about funds and accounts (including the Fund) for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of May 31, 2021.
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				Number of Other Accounts Assets
	Number of Other Accounts Managed			for Which Advisory Fee is
	and Assets by Account Type			Performance-Based

	Other	Other		Other	Other
	Registered	Pooled		Registered	Pooled
Name of	Investment	Investment	Other	Investment	Investment	Other
Portfolio Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
B. Scott Minerd	10	59	136	0	37	12
	$12.2 billion	$14.9 billion	$175 billion	$0	$10.2 billion	$5.4 billion

Anne Bookwalter Walsh	17	5	90	0	3	2
	$46.4 billion	$3.6 billion	$162 billion	$0	$2.7 billion	$167 million

Steve Brown	15	5	28	0	3	2
	$45.6 billion	$3.6 billion	$18.7 billion	$0	$2.7 billion	$167 million

Adam Bloch	22	5	28	0	3	2
	$45.8 billion	$3.6 billion	$18.7 billion	$0	$2.7 billion	$167 million

Perry Hollowel	1	0	0	0	0	0
	$616 million	$0	$0	$0	$0	$0

Evan Serdensky	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0

Information Regarding Potential Conflicts of Interest.
Potential Conflicts Related to the Sale of Fund Shares. The Investment Adviser and the Sub-Adviser, (collectively, the “Advisers”), their affiliates and their respective employees may have relationships with distributors, consultants and others who recommend, or engage in transactions with or for, the Fund. The Fund and/or an Adviser or its affiliates may compensate such distributors, consultants and other parties in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Fund over other funds or financial products.
To the extent permitted by applicable law, the Advisers and their affiliates and the Fund may make payments to authorized dealers and other financial intermediaries and to salespersons to promote the Fund. These payments may be made out of the assets of an Adviser or its affiliates or amounts payable to an Adviser or its affiliates. These payments may create an incentive for such persons to highlight, feature or recommend the Fund over other funds or financial products.
Potential Conflicts Related to Management of the Fund by the Advisers. The following are descriptions of certain conflicts, financial or otherwise, that the Advisers and their employees may have in managing the Fund. The descriptions below are not intended to be a complete enumeration or explanation of all of the conflicts of interests that may arise from the business activities of the Advisers, their affiliates, or their respective clients. To address these and other actual or potential conflicts, the Advisers and the Fund have established various policies and procedures that are reasonably designed to identify and mitigate such conflicts and to ensure that such conflicts are appropriately resolved taking into consideration the best interest of all clients involved, consistent with the Advisers’ fiduciary obligations and in accordance with applicable law. However, there can be no guarantee that these policies and procedures will be successful in every instance. In certain cases, transactions involving potential conflicts of interest described below may be elevated for review by a conflicts review committee, the members of which are senior personnel of the Advisers’ affiliates and are not employees or clients of the Advisers.
Additional information about potential conflicts of interest regarding the Advisers is set forth in each Adviser’s Form ADV. A copy of Part 1 and Part 2A of each Adviser’s Form ADV is available on the SEC’s website at www.adviserinfo.sec.gov.
The Advisers and Their Affiliates Provide a Broad Array of Services and Have Various Investment Banking, Advisory and Other Relationships. The Advisers are affiliates of Guggenheim Partners, LLC (“Guggenheim Partners”), which is a global, full service financial services firm. Guggenheim Partners and its affiliates, including the Advisers (collectively, “Guggenheim Entities”), provide their clients with a broad array of investment
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management, insurance, broker-dealer, investment banking and other similar services (“Other Business Activities”). These Other Business Activities create actual and potential conflicts of interest for the Advisers in managing the Fund.
For example, the Other Business Activities may create conflicts between the interests of the Fund, on the one hand, and the interests of the Advisers, their affiliates and their respective other clients, on the other hand. The Advisers and their affiliates may act as advisers to clients in investment banking, loan arranging and structuring, financial advisory, asset management and other capacities related to securities and instruments that may be purchased, sold or held by the Fund, and the Advisers or an affiliate may issue, or be engaged as underwriter for the issuer of, securities and instruments that the Fund may (in accordance with applicable rules) purchase, sell or hold. At times, these activities may cause the Advisers and their affiliates to give advice to their clients that may cause these clients to take actions in conflict with or adverse to the interest of the Fund. In addition, Guggenheim Entities may take action that differs from, potentially conflicts with or is adverse to advice given or action taken for the Advisers’ clients. The Guggenheim Entities and their respective officers, directors, managing directors, partners, employees and consultants may act in a proprietary capacity with long or short positions in securities and instruments of all types, including those that may be purchased, sold or held by the Fund. Such activities could affect the prices and availability of the securities and instruments that the Fund holds or that an Adviser seeks to buy or sell for the Fund’s account, which could adversely impact the financial returns of the Fund.
These Other Business Activities may create other potential conflicts of interests in managing the Fund, may cause the Fund to be subject to additional regulatory limits and, in certain circumstances, may prevent the Fund from participating or limit the Fund’s participation in an investment opportunity that the Fund’s portfolio managers view to be favorable. As a result, activities and dealings of the Advisers and their affiliates may affect the Fund in ways that may disadvantage or restrict the Fund or be deemed to benefit an Adviser, its affiliates or other client accounts.
Advisers’ and Their Affiliates’ Activities on Behalf of Other Clients. The Advisers and their affiliates currently manage and expect to continue to manage a variety of other client accounts, including (without limitation) separately managed accounts, open-end registered funds, closed-end registered funds, private funds and other collective investment vehicles, and may serve as asset or collateral manager or in other capacities for certain non-registered structured products (collectively, “Other Clients”). Investors in such Other Clients include insurance companies affiliated with or related to the Advisers, as described below. Other Clients invest pursuant to the same or different investment objectives, strategies and philosophies as those employed by the Fund and may seek to make or sell investments in the same securities, instruments, sectors or strategies as the Fund. There are no restrictions on the ability of an Adviser and its affiliates to manage Other Clients following the same, similar or different investment objectives, strategies and philosophies as those employed by the Fund. This “side-by-side” management of multiple accounts may create potential conflicts, particularly in circumstances where the availability or liquidity of investment opportunities is limited. Other Clients may also be subject to different legal restrictions or regulatory regimes than the Fund. Regardless of the similarity in investment objectives and strategies between the Fund and Other Clients, the Advisers may give advice and recommend investments to Other Clients that may differ from advice given to, or investments bought or sold for, the Fund, and the Fund and Other Clients may vote differently on or take or refrain from taking different actions with respect to the same security or instrument, which may be disadvantageous to the Fund and adversely affect their performance.
The investment policies, fee arrangements and other characteristics of the Fund may also vary from those of Other Clients. In some cases, the Advisers or an affiliate may receive a potentially larger financial benefit from managing one or more such Other Clients as compared to the Fund (for example, some Other Clients are charged performance or incentive fees constituting a percentage of profits or gains), which may provide an incentive to favor such Other Clients over the Fund or to recommend favorable investments to Other Clients who pay higher fees or who have the potential to generate greater fees over the Fund. The Advisers on behalf of the Fund or Other Clients may, pursuant to one transaction or in a series of transactions over time, invest in different parts of an issuer’s or borrower’s capital structure (including but not limited to investments in public versus private securities, investments in debt versus equity, or investments in senior versus subordinated debt or when the same or similar investments have different rights or benefits), depending on the respective client’s investment objectives and policies. Relevant issuers or borrowers may also include special purpose issuers or borrowers in structured finance, asset backed, collateralized loan obligation, collateralized debt obligation or similar transactions. As a result of the foregoing, the interests of one group of clients could conflict with those of other clients with respect to the same issuer or borrower.
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In managing such investments, the Advisers will consider the interests of all affected clients in deciding what actions to take with respect to a given issuer or borrower, but at times will pursue or enforce rights on behalf of some clients in a manner that may have an adverse effect on, or result in asymmetrical financial outcomes to, other clients owning a different, including more senior or junior, investment in the same issuer or borrower. In these types of scenarios, the Advisers may occasionally engage and appoint an independent party to provide independent analysis or recommendations with respect to consents, proxy voting, or other similar shareholder or debt holder rights decision (or a series of consents, votes or similar decisions) pertaining to the Fund and other clients. These potential conflicts of interests between the Advisers’ clients may become more pronounced in situations in which an issuer or borrower experiences financial or operational challenges, or as a result of the Fund’s use of certain investment strategies, including small capitalization, emerging market, distressed or less liquid strategies.
Adviser Activities on Behalf of Affiliated or Related Accounts. To the extent permitted by the 1940 Act and other laws, the Advisers, from time to time, may initiate or recommend transactions in the loans or securities of companies in which the Advisers, their related persons, or their respective affiliates have a controlling or other material direct or indirect interest.
Sammons Enterprises, Inc. (“Sammons”), a diversified company with several insurance company subsidiaries, is the largest single equity holder in Guggenheim Capital, LLC (“Guggenheim Capital”), the Advisers’ ultimate parent company. Sammons has relationships with the Advisers and various Guggenheim Entities. In addition, Guggenheim Capital wholly owns Guggenheim Life and Annuity Company and Clear Spring Life Insurance Company (together with Sammons, the “Affiliated Insurance Companies”). Certain Affiliated Insurance Companies and their subsidiaries are advisory clients of the Advisers and, accordingly, pay the Advisers a substantial amount of annual fees for advisory services. Sammons is the largest individual stakeholder of the Advisers and the largest individual source of annual advisory fees paid to the Advisers.
Furthermore, some officers and directors of Guggenheim Capital and its subsidiaries, including the Advisers (“Guggenheim Related Persons”), have economic interests or voting interests in companies, including insurance companies that are advisory clients of the Advisers. Guggenheim Related Persons from time to time enter into transactions, including loans and other financings, with these companies. Some Guggenheim Related Persons also may have economic interests or voting interests in issuers, which may be controlling or otherwise material interests, or may serve as a director on the board of issuers, in which the Advisers have invested or will invest on behalf of their clients or to which the Advisers have provided or will provide financing on behalf of their clients. Additionally, Guggenheim Related Persons may have direct or indirect investments in and/or have financial or other relationships with some of the Advisers’ clients or other investment vehicles that may create potential conflicts of interest. Sammons and certain advisory or other clients in which Guggenheim Related Persons have interests have provided, and from time to time may provide, significant loans and other financing to an Adviser and its affiliates. In addition, Guggenheim Related Persons have direct or indirect proprietary or personal investments in and/or have financial or other relationships with financial industry participants or other entities (including trading platforms) that may perform services on behalf of, or in connection with, investments made by the Advisers on behalf of their clients. The Advisers do not expect these transactions to be material.
The relationships described above create potential conflicts of interest for the Advisers in managing the Fund and could create an incentive for an Adviser to favor the interests of these companies over its clients. These incentives are more pronounced where an Adviser has multiple relationships with the client. For example, the Advisers have invested, and may in the future invest, on behalf of its clients in issuers or transactions in which Affiliated Insurance Companies or Guggenheim Related Persons have direct and/or indirect interests, which may include a controlling or significant beneficial interest. In addition, Guggenheim Related Persons and the accounts of Affiliated Insurance Companies and other Adviser clients have invested, and may in the future invest, in securities at different levels of the capital structure of the same issuer, in some cases at the same time and in other cases at different times as the Fund and other clients of the Advisers. The following conflicts may arise in such situations: (i) enforcement of rights or determination not to enforce rights by the Advisers on behalf of the Fund and other clients may have an adverse effect on the interests of its affiliates or related persons, and vice versa, (ii) the Advisers may have an incentive to invest client funds in the issuer or borrower to either facilitate or obtain preferable terms for a proposed investment by an affiliate or related person in such issuer or borrower, or (iii) the Advisers may have an incentive to preserve or protect the value or rights associated with an existing economic interest of an affiliate or related person in the issuer or borrower, which may have an adverse effect on the interests of other clients, including
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the Fund. In addition, the Advisers may be subject to conflicts of interest with respect to financial industry participants or other entities (including trading platforms) because transactions on or through such platforms may result in compensation directly being paid to these entities that indirectly benefits Guggenheim Related Persons.
The Advisers mitigate potential conflicts of interest in the foregoing and similar situations, including through policies and procedures (i) designed to identify and mitigate conflicts of interest on a transaction-by-transaction basis and (ii) that require investment decisions for all client accounts be made independently from those of other client accounts and be made with specific reference to the individual needs and objectives of each client account, without consideration of the Advisers’ pecuniary or investment interests (or those of their respective employees or affiliates). The Fund and the Advisers also maintain procedures to comply with applicable laws, notably relevant provisions of the 1940 Act that prohibit Fund transactions with affiliates (or exemptive rules thereunder).
Allocation of Investment Opportunities. As described above, the Advisers and their affiliates currently manage and expect to continue to manage Other Clients that may invest pursuant to the same or different strategies as those employed by the Fund, and such Other Clients could be viewed as being in competition with the Fund for appropriate investment opportunities, particularly where there is limited capacity with respect to such investment opportunities. The investment policies, fee arrangements and other circumstances of the Fund may vary from those of the Other Clients, and the Advisers may face potential conflicts of interest because the Advisers may have an incentive to favor particular client accounts (such as client accounts that pay performance-based fees) over other client accounts that may be less lucrative in the allocation of investment opportunities.
In order to minimize execution costs for clients, trades in the same security transacted on behalf of more than one client will generally be aggregated (i.e., blocked or bunched) by an Adviser, unless it believes that doing so would conflict or otherwise be inconsistent with its duty to seek best execution for the clients and/or the terms of the respective investment advisory contracts and other agreements and understandings relating to the clients for which trades are being aggregated. When an Adviser believes that it can effectively obtain best execution for the clients by aggregating trades, it will do so for all clients participating in the trade for which aggregated trades are consistent with the respective investment advisory contracts, investment guidelines, and other agreements and understandings relating to the clients.
The Advisers have implemented policies and procedures that govern the allocation of investment opportunities among clients in a fair and equitable manner, taking into account the needs and financial objectives of the clients, their specific objectives and constraints for each account, as well as prevailing market conditions. If an investment opportunity would be appropriate for more than one client, an Adviser may be required to choose among those clients in allocating the opportunity, or to allocate less of the opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients. In addition, an Adviser may determine that an investment opportunity is appropriate for a particular client account, but not for another.
The Advisers allocate transactions on an objective basis and in a manner designed to assure that no participating client is favored over any other participating client over time. If an investment is suitable and desirable for more than one client account, an initial allocation study will be determined based upon demand ascertained from the portfolio managers. With respect to fixed income and private equity assets, this initial allocation study is overseen by a central allocation group and generally reflects a pro rata participation in the investment opportunity among the participating client accounts that expressed demand. Final allocation decisions are made or verified independently by the central allocation group. With respect to public equity securities and public equity-related securities, the allocation generally reflects a pro rata participation in the investment opportunity among participating client accounts. Allocations may be adjusted under specific circumstances, such as situations of scarcity where pro rata allocations would result in de minimis positions or odd lots.
The application of relevant allocation factors may result in non-pro rata allocations, and particular client accounts (including client accounts in which the Advisers and their affiliates or related persons, or their respective officers, directors or employees, including portfolio managers or senior managers, have an interest) may receive an allocation when other client accounts do not or receive a greater than pro-rata allocation. There can be no assurance that a particular investment opportunity will be allocated in any particular manner, and circumstances may occur in which an allocation could have adverse effects on the Fund with respect to the price or size of securities positions obtainable or saleable. All of the foregoing procedures could in certain circumstances adversely affect the price paid
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or received by the Fund or the size of the position purchased or sold by the Fund (including prohibiting the Fund from purchasing a position) or may limit the rights that the Fund may exercise with respect to an investment.
Allocation of Limited Time and Attention. The portfolio managers for the Fund may devote as much time to the Fund as the Advisers deem appropriate to perform their duties in accordance with reasonable commercial standards and the Advisers’ duties. However, as described above, these portfolio managers are presently committed to and expect to be committed in the future to providing investment advisory and other services for Other Clients and engage in Other Business Activities in which the Fund may have no interest. As a result of these separate business activities, an Adviser may have conflicts of interest in allocating management time, services and functions among the Fund and Other Business Activities or Other Clients in that the time and effort of the Fund’s portfolio managers would not be devoted exclusively to the business of the Fund.
Potential Restrictions and Issues Related to Material Non-Public Information. By reason of Other Business Activities as well as services and advice provided to Other Clients, the Advisers and their affiliates may acquire confidential or material non-public information and may be restricted from initiating transactions in certain securities and instruments. The Advisers will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, an Adviser may be unable to initiate a transaction for the Fund’s account that it otherwise might have initiated. As a result, the Fund may be frozen in an investment position that it otherwise might have liquidated or closed out or may not be able to acquire a position that it might otherwise have acquired.
Valuation of the Fund’s Investments. Fund assets are valued in accordance with the Fund’s valuation procedures. The valuation of a security or other asset for the Fund may differ from the value ascribed to the same asset by affiliates of an Adviser (particularly difficult-to-value assets) or Other Clients because, among other things, they may have procedures that differ from the Fund’s procedures or may have access to different information or pricing vendors or use different models or techniques. The Advisers play a role in the valuation of Fund assets and may face a potential conflict with respect to such valuations.
Investments in Other Guggenheim Funds. To the extent permitted by applicable law, the Fund may invest in other funds sponsored, managed, advised or sub-advised by the Advisers. Investments by the Fund in such funds present potential conflicts of interest, including potential incentives to invest in smaller or newer funds to increase asset levels or provide greater viability and to invest in funds managed by the portfolio manager(s) of the Fund. As disclosed in the Prospectus and this SAI, the Advisers have agreed to waive certain fees associated with these investments. In other circumstances, the Advisers may make investments for clients for various portfolio management purposes in limited partnerships or similar vehicles that are managed or otherwise serviced by affiliates of the Advisers that will be compensated for such services.
Potential Conflicts Associated with the Advisers and Their Affiliates Acting in Multiple Capacities Simultaneously.
Principal and Cross Transactions. The Advisers may, to the extent permitted under applicable law, effect client cross transactions where an Adviser causes a transaction to be effected between the Fund and an Other Client; provided, that conditions set forth in SEC rules under the 1940 Act are followed. Cross transactions present an inherent conflict of interest because an Adviser represents the interests of both the selling account and the buying account in the same transaction, and the Adviser could seek to treat one party to the cross transaction more favorably than the other party. The Advisers have policies and procedures designed to mitigate these conflicts and help ensure that any cross transactions are in the best interests of, and appropriate for, all clients involved and the transactions are consistent with the Advisers’ fiduciary duties and obligation to seek best execution and applicable rules.
Advisers and Their Affiliates May Act in Multiple Commercial Capacities. Subject to applicable law and subject to the provisions of the 1940 Act and rules thereunder, an Adviser may cause the Fund to invest in securities, bank loans or other obligations of companies or structured product vehicles that result in commissions, initial or ongoing fees, or other remuneration paid to (and retained by) an Adviser or one of its affiliates. Such investments may include (i) investments that an Adviser or one of its affiliates originated, arranged or placed; (ii) investments in which the Advisers’ affiliate provided investment banking, financial advisory or similar services to a party involved in the transaction to which the investment relates (such as acquisition financing in a transaction in which the Advisers’ affiliate represented the buyer or seller); (iii) investments where an Adviser or its affiliates provided other
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services to a transaction participant or other third party; (iv) investments where an Adviser or one of its affiliates acts as the collateral agent, administrator, originator, manager, or other service provider; and (v) investments that are secured or otherwise backed by collateral that could include assets originated, sold or financed by an Adviser or its affiliates, investment funds or pools managed by an Adviser or its affiliates or assets or obligations managed by an Adviser or its affiliates. Commissions, fees, or other remuneration payable to an Adviser or its affiliates in these transactions may present a potential conflict in that the Adviser may be viewed as having an incentive to purchase such investments to earn, or facilitate its affiliates’ ability to earn, such additional fees or compensation.
In some circumstances, and also subject to applicable law, the Advisers may cause the Fund to invest in or provide financing to issuers or borrowers, or otherwise participate in transactions, in which the issuer, borrower or another transaction party (such as a placement agent or arranger) is, or is a subsidiary or affiliate of or otherwise related to, (a) an Other Client or (b) a company with which Guggenheim Related Persons, or officers or employees of the Advisers, have investment, financial or other interests or relationships (including but not limited to directorships or equivalent roles). The financial interests of the Advisers’ affiliates or their related persons in issuers or borrowers create potential conflict between the economic interests of these affiliates or related persons and the interests of the Advisers’ clients. In addition, to the extent that a potential issuer or borrower (or one of its affiliates) is an advisory client of an Adviser, or an Adviser’s advisory client is a lender or financing provider to an Adviser or its affiliates (including a parent), a potential conflict may exist as the Adviser may have an incentive to favor the interests of those clients relative to those of its other clients.
Because of limitations imposed by applicable law, notably by provisions of the 1940 Act and rules thereunder, the involvement or presence of the Advisers’ affiliates in the offerings described above or the financial markets more broadly may restrict the Fund’s ability to acquire some securities or loans, even if they would otherwise be desirable investments for the Fund, or affect the timing or price of such acquisitions or the sale of an investment, which may adversely affect Fund performance.
Subject to applicable law and regulation, personnel of the Guggenheim Entities may support the overall investment management functions of the Advisers but may be subject to potential conflicts of interest with respect to certain investment opportunities and, as such, may have an incentive to identify investment opportunities for, and allocate investment opportunities to, third-parties. Similarly, to the extent that other Guggenheim Entities sponsor and manage funds that compete with the Fund’s investment programs, these funds may reduce capacity otherwise available to the Fund.
To the extent permitted by applicable law, the Advisers and their affiliates may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Fund, or with respect to portfolio holdings of the Fund, or which may be otherwise based on or seek to replicate or hedge the performance of the Fund. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Fund.
Present and future activities of the Advisers and their affiliates (and the role and relationships of the Advisers’ personnel with other Guggenheim Entities), in addition to those described in this SAI, may give rise to additional or different conflicts of interest.
Portfolio Manager Compensation. As discussed above, portfolio managers may own Fund shares and a portion of their compensation may include equity in the form of shares of certain funds (other than the Fund) managed by the particular portfolio manager. As a result, a potential conflict of interest may arise to the extent a portfolio manager owns or has an interest in shares of a specific fund that he or she manages. These personal investments may create an incentive for a portfolio manager to favor such fund(s) over other advisory clients, including the Fund.
Securities Ownership of the Portfolio Manager. Because the Fund is new and has not yet commenced operations, the portfolio managers do not beneficially own any Common Shares of the Fund as of the date of this SAI.
Investment Adviser
Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds”), acts as the Fund’s investment adviser pursuant to an advisory agreement between the Fund and the Investment Adviser (the “Advisory
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Agreement”). The Investment Adviser is a registered investment adviser and acts as investment adviser to a number of closed-end and open-end investment companies. The Investment Adviser is a Delaware limited liability company with principal offices located at 227 West Monroe Street, Chicago, Illinois 60606.
Guggenheim Funds is a wholly-owned subsidiary of Guggenheim Partners, LLC (“Guggenheim Partners”). Guggenheim Partners is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, foundation insurance companies and other institutions that have entrusted Guggenheim Partners with the supervision of more than $325 billion of assets as of June 30, 2021. Guggenheim Partners is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.
Advisory Agreement
Under the terms of the Advisory Agreement, the Investment Adviser is responsible for the management of the Fund; furnishes offices, necessary facilities and equipment on behalf of the Fund; oversees the activities of the Sub-Adviser; provides personnel, including certain officers required for the Fund’s administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 1.25% of the Fund’s average daily Managed Assets.
The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.
The Advisory Agreement was approved by the sole common shareholder of the Fund as of [  ]. The Advisory Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund or by the Investment Adviser, on 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The Advisory Agreement will terminate automatically in the event of its “assignment” (as such term is defined in the 1940 Act and the rules thereunder).
Sub-Adviser
Guggenheim Partners Investment Management, LLC acts as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement among the Fund, the Investment Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”). The Sub-Adviser is a Delaware limited liability company with principal offices at 100 Wilshire Boulevard, Santa Monica, California 90401. The Sub-Adviser is a registered investment adviser.
Sub-Advisory Agreement
Under the terms of the Sub-Advisory Agreement, the Sub-Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund’s Board of Trustees and the Investment Adviser. For services rendered by the Sub-Adviser on behalf of the Fund under the Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.625% of the Fund’s average daily Managed Assets.
The Sub-Advisory Agreement continues from year to year if approved annually (i) by the Fund’s Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto, by the Fund’s Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.
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The Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.
Pursuant to a Trademark Sublicense Agreement, Guggenheim Partners has granted to the Investment Adviser and the Sub-Adviser the right to use the name “Guggenheim” in the name of the Fund, and the Investment Adviser and the Sub-Adviser have agreed that the name “Guggenheim” is Guggenheim Partners’ property. In the event the Investment Adviser and the Sub-Adviser cease to act in such capacities for the Fund, the Fund will change its name to one not including “Guggenheim.”
Other Agreements
Administration Agreement. MUFG Investor Services (US) LLC (“MUFG”), serves as administrator to the Fund. Pursuant to an administration agreement, MUFG is responsible for providing administrative services to the Fund. For the services, the Fund pays MUFG a fee, accrued daily and paid monthly, at the annual rate equal to 0.0275% of the first $200 million in average daily Managed Assets, 0.0200% of the next $300 million in average daily Managed Assets, 0.0150% of the next $500 million in average daily Managed Assets, and 0.0100% of average daily Managed Assets above $1 billion.
Fund Accounting Agreement. MUFG also serves as fund accounting agent to the Fund. Pursuant to a fund accounting agreement, MUFG performs certain accounting services. For the services, the Fund pays MUFG a fee, accrued daily and paid monthly, at the annual rate equal to 0.0300% of the first $200 million in average daily Managed Assets, 0.0150% of the next $300 million in average daily Managed Assets, 0.0100% of the next $500 million in average daily Managed Assets, and 0.0075% of average daily Managed Assets above $1 billion, subject to a minimum fee of $50,000 per year, and reimburses MUFG for certain out-of-pocket expenses.
PORTFOLIO TRANSACTIONS
Subject to policies established by the Board of Trustees, the Sub-Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Sub-Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Sub-Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.
Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Sub-Adviser or its affiliates may receive orders for transactions by the Fund. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Sub-Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Sub-Adviser in connection with the Fund. Conversely, such information provided to the Sub-Adviser and its affiliates by brokers and dealers through whom other clients of the Sub-Adviser and its affiliates effect securities transactions may be useful to the Sub-Adviser in providing services to the Fund.
Although investment decisions for the Fund are made independently from those of the other accounts managed by the Sub-Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Sub-Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.
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U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the ownership and disposition of the Fund’s Common Shares. Except as otherwise noted, this discussion assumes you are a taxable United States person and that you hold your Common Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders subject to special treatment under U.S. federal income tax law). No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.
The discussions set forth herein, and in the prospectus, do not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.
Taxation of the Fund
The Fund has elected and intends to continue to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (b) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code) (the “Gross Income Test”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. Government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more qualified publicly traded partnerships. Generally, a qualified publicly traded partnership includes a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof).
As long as the Fund qualifies as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its Common Shareholders, provided that it distributes each taxable year at least 90% of the sum of (i) the Fund’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income, other than any net capital gain (defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its Common Shareholders.
The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.
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If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain, which consists of the excess of its net long-term capital gain over its net short-term capital loss) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Such dividends, however, would generally be eligible (i) to be treated as qualified dividend income in the case of certain non-corporate U.S. Common Shareholders (including individuals) and (ii) for the dividends received deduction in the case of corporate Common Shareholders, subject, in each case, to certain holding period requirements. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to its Common Shareholders its earnings and profits attributable to non-regulated investment company years. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.
The Fund’s Investments
Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules) that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Common Shareholders. The Fund intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a regulated investment company. Additionally, the Fund may be required to limit its activities in derivative instruments in order to enable it to maintain its regulated investment company status.
If a Fund acquires a debt security at a price below the lower of the adjusted issue price or the stated redemption price of such debt security, the excess of its stated redemption price at maturity over its acquisition cost constitutes “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.” A Fund may elect to include market discount in income currently. If this election is made, it will apply to all debt securities that the Fund holds which have market discount.
Certain debt securities acquired by the Fund may be treated as having been issued with original issue discount for U.S. federal income tax purposes. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed by the Fund in order to qualify as a regulated investment company and avoid U.S. federal income tax or the 4% excise tax on undistributed income) over the term of the security, even though payment of that amount is not received until a later time, usually when the debt security matures. Other investments may similarly require the Fund to recognize taxable income without a corresponding receipt of cash.
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Certain types of income received by the Fund from REITs, REMICs, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund Common Shareholders such excess inclusion income will (i) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those Common Shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, (ii) not be offset against net operating losses for tax purposes, (iii) not be eligible for reduced U.S. withholding for non-U.S. Common Shareholders even from tax treaty countries and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Code (which includes charitable remainder trusts), are Fund Common Shareholders.
Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.
Because the Fund may invest in foreign securities, its income and gains from such securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund will not be eligible to elect to “pass-through” to Common Shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.
Private Investment Funds Taxed as Partnerships. Certain of the Private Investment Funds in which the Fund may invest will be treated as partnerships for U.S. federal income tax purposes. Consequently, the Fund’s income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by such Private Investment Funds. In addition, the Fund’s proportionate share of the assets of each such Private Investment Fund will be treated as if held directly by the Fund. In these instances, the Fund will be required to meet the diversification test with respect to the assets of such Private Investment Funds. The Fund generally will not invest in Private Investment Funds that are treated as partnerships for U.S. federal income tax purposes unless the terms of such investment provide, or the managers of such Private Investment Funds agree to provide, the Fund with information on a regular basis as reasonably necessary to monitor the Fund’s qualification as a regulated investment company for U.S. federal income tax purposes.
Private Investment Funds Taxed as PFICs. The Fund anticipates that certain of the Private Investment Funds in which it invests will be treated as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes. In general, a PFIC is any foreign corporation that has 75% or more of its gross income for the taxable year which consists of passive income or that has 50% or more of the average fair market value of its assets which consists of assets that produce, or are held for the production of, passive income.
If the Fund makes an election to treat the PFIC as a “qualified electing fund” (a “QEF Election”), the Fund would be taxed currently on the PFIC’s income without regard to whether the Fund received any distributions from the PFIC. If the Fund makes a QEF Election with respect to a Private Investment Fund and the Private Investment Fund complies with certain annual reporting requirements, the Fund will be required to include in its gross income each year its pro rata share of the Private Investment Fund’s ordinary income and net capital gains (at ordinary income and capital gain rates, respectively) for each year in which the Private Investment Fund is a PFIC, regardless of whether the Fund receives distributions from the Private Investment Fund. To the extent the Private Investment Fund makes actual distributions to the Fund in the applicable taxable years, such income and gain inclusions resulting from a QEF Election would constitute qualifying income for purposes of the income requirement applicable to regulated investment companies under Subchapter M of the Code. However, to the extent such inclusions exceed such actual distributions, the classification of such inclusions for purposes of the income requirement is uncertain, and proposed regulations would treat such inclusions as non-qualifying. By reason of such inclusions, the Fund would be deemed to have received net investment income, which would be subject to the 90% distribution requirement, and to have received net capital gains, possibly without a corresponding receipt of cash. The Fund’s basis in the shares it owns in the Private Investment Fund will be increased to reflect any such deemed distributed income. Because some of the Private Investment Funds in which the Fund may invest may defer the payment of management and/or incentive compensation fees, during the deferral period the Fund’s pro rata share of the Private Investment Fund’s ordinary income will be higher than it would be if the Private Investment Fund had not deferred the payment of such fees. A QEF Election is subject to a number of specific rules and requirements, and not all of the Private Investment Funds in which the Fund may invest may provide their investors with the information required to satisfy the reporting requirements necessary for the Fund to make a QEF Election.
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In lieu of making a QEF Election, the Fund could elect to mark-to-market its PFIC stock and include in income any resulting gain or loss (a “Mark-to-Market Election”). The Fund anticipates that it will make a Mark-to-Market Election with respect to the stock of any PFICs in which it invests that do not provide the Fund with the information necessary for the Fund to make a QEF Election. Unlike in the case of a QEF Election, under a Mark-to-Market Election the Fund will not be deemed to have received distributions of net investment income or net capital gains from the PFIC. If the Fund makes a Mark-to-Market Election with respect to a PFIC, the Fund will be deemed to have sold the shares of that PFIC as of the last day of the Fund’s taxable year and will be required to include in the Fund’s net investment income the positive difference, if any, between the fair market value of shares as of the end of the Fund’s taxable year and the adjusted basis of such shares. All of such positive difference will be treated as ordinary income and will be a dividend in the hands of the Fund. Moreover, any gain from the Fund’s actual sale of PFIC shares with respect to which the Fund has made a Mark-to-Market Election will be ordinary income in the Fund’s hands. Thus, unlike the case of a QEF Election, the Fund cannot generate long-term capital gains with respect to PFIC stock for which the Fund has made a Mark-to-Market Election. The Fund will recognize income regardless of whether the PFIC has made any distributions to the Fund and such income will constitute net investment income subject to the 90% distribution requirement described above. The Fund’s basis in the shares it owns in the Private Investment Fund will be increased to reflect any such recognized income. The Fund may deduct any decrease in value equal to the excess of its adjusted basis in the shares over the fair market value of the shares of the Private Investment Fund as of the end of the Fund’s taxable year, but only to the extent of any previously unreversed net mark-to-market gains included in the Fund’s income for prior taxable years.
The Fund intends to borrow funds or to redeem a sufficient amount of its investments in Private Investment Funds that are PFICs and for which the Fund has made either a QEF Election or a Mark-to-Market Election so that the Fund has sufficient cash to meet the distribution requirements to maintain its qualification as a regulated investment company and minimize U.S. federal income and excise taxes.
In the event that the Fund does not make a QEF Election or a Mark-to-Market Election with respect to PFIC stock held by the Fund, the Fund would be taxed at ordinary income rates and pay an interest charge if it received an “excess distribution” (generally, a distribution in excess of a base amount) or if it realized gain on the sale of its PFIC stock. The amount of the excess distribution or gain would be allocated ratably to each day in the Fund’s holding period for the PFIC stock, and the Fund would be required to include the amount allocated to the current taxable year in its income as ordinary income for such year. The amounts allocated to prior taxable years generally would be taxed at the highest ordinary income tax rate in effect for each such prior taxable year and would also be subject to an interest charge computed as if such tax liability had actually been due with respect to each such prior taxable year. The Fund expects to make a QEF Election or a Mark-to-Market Election with respect to the PFICs in which it invests and, accordingly, does not expect to be subject to this “excess distribution” regime.
Risk-Linked Securities. The treatment of risk-linked securities (“RLS”) for U.S. federal income tax purposes is uncertain and will depend on the particular features of each such securities. The Fund expects that it will generally treat the RLS in which it invests as equity of the issuer for U.S. federal income tax purposes, whether that treatment is mandated by the terms of the applicable bond indentures or otherwise, although this determination will necessarily be made on an investment by investment basis. It is possible that the IRS will provide future guidance with respect to the treatment of instruments like the RLS or challenge the treatment adopted by the Fund for one or more of its RLS investments. A change in the treatment of the Fund’s RLS investments that is required as a result of such guidance or an IRS challenge could affect the timing, character and amount of the Fund’s income from the RLS. This, in turn, could affect whether the Fund has satisfied the distribution requirements necessary to qualify as a regulated investment company and to avoid a Fund-level tax.
RLS that are treated as equity may be subject to special U.S. federal income tax rules applicable to equity investments in a PFIC and will generally be subject to the PFIC rules described above under the caption “Private Investment Funds Taxed as PFICs.” In cases in which the Fund treats such RLS as an equity interest in a PFIC, the Fund generally expects to make a Mark-to-Market Election, which would require the Fund to recognized income or (subject to certain limitations) loss annually based on the difference between the fair market value of the RLS at the end of the year and the Fund’s adjusted basis in the RLS. Because the Mark-to-Market Election can result in recognition of income without the concurrent receipt of cash, the Fund may have to borrow funds or sell portfolio securities, thereby possibly resulting in the recognition of additional income or gain to satisfy the distribution requirements necessary to qualify as a regulated investment company and to avoid a Fund-level tax. If the Fund were not able to meet such distribution requirements, the Fund would run the risk of losing its qualification as a regulated investment company.
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Taxation of Common Shareholders
The Fund will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares by the amount of undistributed capital gain included in such Common Shareholder’s gross income net of the tax deemed paid by the shareholder under clause (ii).
Distributions paid to you by the Fund from its net capital gains, if any, that the Fund properly reports as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from net short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income. Capital gain dividends are not eligible for the dividends received deduction.
Properly reported ordinary income dividends received by corporate holders of Common Shares generally will be eligible for the dividends received deduction to the extent that the Fund’s income consists of dividend income from U.S. corporations and certain holding period requirements are satisfied. If you are a non-corporate shareholder (including a shareholder who is an individual), any properly reported ordinary income dividend that you receive from the Fund generally will be eligible for taxation at reduced maximum rates to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares. The reduced rates for “qualified dividend income” are not applicable to (i) dividends paid by a foreign corporation that is a PFIC, (ii) income inclusions from a QEF Election with respect to a PFIC and (iii) ordinary income from a Mark-to-Market Election with respect to a PFIC. Qualified dividend income eligible for these special rules is not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified dividend income or will be eligible for the dividends received deduction.
A dividend (whether paid in cash or reinvested in additional Fund Common Shares) will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a Common Shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the Common Shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the Common Shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.
The maximum individual rate applicable to “qualified dividend income” and long-term capital gains ranges from 0% to 20%, depending on whether the individual’s income exceeds certain threshold amounts. The aggregate amount reported as qualified dividend income by a Fund cannot exceed the aggregate amount of eligible dividends received by such Fund from domestic corporations and certain qualified foreign corporations for the taxable year. Qualified dividend income will be limited if the shares with respect to which the dividends are received are deemed to have been held less than 61 days. The rate reductions do not apply to corporate taxpayers or to foreign shareholders (as defined herein). Each Fund will be able to separately report distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A Fund shareholder would also have to satisfy a more than 60-day holding period as well as certain other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates.
Certain distributions reported by the Fund as section 163(j) interest dividends may be treated as interest income by Common Shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the Common Shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable
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to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary REIT dividends. Applicable Treasury regulations allow the Fund to pass through to its Common Shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) Common Shareholders of the Fund that have received such taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through.
Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.
Common Shareholders may be entitled to offset their capital gain dividends with capital loss. The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, Common Shareholders that have capital losses are urged to consult their tax advisers.
Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.
The price of Common Shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing Common Shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.
The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.
Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Common Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.
The sale or other disposition of Common Shares will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such Common Shares for more than one year at the time of sale. Any loss upon the sale or other disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Common Shares. Any loss you recognize on a sale or other disposition of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.
Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income while long-term capital gain generally is taxed at preferential maximum tax rates.
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Certain non-corporate U.S. Common Shareholders whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s Common Shares.
The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to non-corporate Common Shareholders (including individuals) who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.
Foreign Shareholders
Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, or foreign corporation (“foreign shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the preferential rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of Fund shares, and distributions of net long-term capital gains that are reported as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Fund shares will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.
Ordinary income dividends properly reported by a regulated investment company are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the regulated investment company’s “qualified net interest income” (generally, the regulated investment company’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the regulated investment company is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the regulated investment company’s “qualified short-term capital gains” (generally, the excess of the regulated investment company’s net short-term capital gain over the regulated investment company’s long-term capital loss for such taxable year). Depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. To qualify for this exemption from withholding, a foreign investor must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of Common Shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.
In addition, withholding at a rate of 30% is required on dividends in respect of Common Shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which Common Shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of Common Shares held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial U.S. owners” or (ii) provides certain information regarding the entity’s “substantial U.S. owners,” which the applicable withholding agent will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Non-U.S. Common Shareholders are
45

encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in our Common Shares.
The foregoing is a general summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its Common Shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state and local taxes. Common Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and foreign income or other taxes.
46

GENERAL INFORMATION
Proxy Voting Policy and Procedures and Proxy Voting Record
The Fund has delegated the voting of proxies relating to its portfolio securities to the Sub-Adviser. The Sub-Adviser’s Proxy Voting Policy is included as Appendix B to this SAI.
Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge, upon request, by calling (800) 851-0264. The information also will be available on the SEC’s web site at www.sec.gov.
Principal Owner of Common Shares
Prior to the public offering of the common shares, [  ] (“[  ]”), an affiliate of the Advisors, purchased common shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the Investment Company Act, which requires the Fund to have a net worth of at least $100,000 prior to making a public offering. As of the date of this SAI, [  ] owned [  ]% of the Fund’s outstanding Common Shares and therefore may be deemed to control the Fund until such time as it owns 25% or less of the Fund’s outstanding common shares, which is expected to occur upon the closing of this offering. The address of [  ] is [  ]. [  ] is organized under the laws of the State of Delaware and is a wholly-owned subsidiary of [  ].
Legal Counsel
Dechert LLP is counsel to the Fund in connection with the issuance of the Common Shares. Certain legal matters will be passed on for the Underwriters by [  ].
Independent Registered Public Accounting Firm
[  ], has been engaged as the Fund’s Independent Registered Public Accounting Firm. [  ] will audit the Fund’s financial statements and financial highlights, including the notes thereto, included in the Fund’s annual reports to shareholders.
Codes of Ethics
The Fund, the Investment Adviser and the Sub-Adviser each have adopted a code of ethics. The codes of ethics set forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser, the Sub-Adviser and their affiliates, as applicable. The codes of ethics of the Fund, the Investment Adviser and the Sub-Adviser are on file with the SEC. The codes of ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
47

FINANCIAL STATEMENTS

Statement of Assets and Liabilities as of September 28, 2021

Assets
Cash	$100,000
Net assets	$100,000

Liabilities
Total Liabilities	0

Net Assets	$100,000

Composition of Net Assets
Common Stock, at par value of $0.01 per share; unlimited number of shares authorized, 5,000 common shares outstanding.	$50
$99,950
NET ASSETS	$100,000

Net asset value per share ($100,000 / 5,000 shares of beneficial interest issued and outstanding)	$20.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

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Notes to Financial Statements

NOTE 1 – ORGANIZATION

Guggenheim Active Allocation Fund (the “Fund”) was organized as a statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust dated May 20, 2021. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and its common shares are expected to be listed for secondary market trading on the New
York Stock Exchange. The Fund has not had any operations to date other than the sale of 5,000 common shares, $0.01 par value per share, of beneficial interest to Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”), for $100,000.

The Investment Adviser has agreed to pay all offering costs associated with the initial offering. The Investment Adviser has also agreed to pay the Fund’s organizational expenses. Offering costs and organizational expenses are not reimbursable to the Investment Adviser by the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The preparation of the Statement of Assets and Liabilities in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Assets and Liabilities. Actual results could differ from these estimates. The Fund intends to pay substantially all of its net investment income to common shareholders through monthly distributions. In addition, the Fund intends to distribute any net long-term capital gains to common shareholders at least annually.

NOTE 3 - INVESTMENT ADVISORY AGREEMENT AND OTHER AGREEMENTS

Guggenheim Funds Investment Advisors, LLC will act as the Fund’s investment adviserpursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Investment Adviser will be responsible for the management of the Fund and will administer the affairs of the Fund to the extent requested by the Board of Trustees. As compensation for its services, the Fund will pay the Investment Adviser a fee, payable monthly, in an annual amount equal to 1.25% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds of any financial leverage (whether or not these assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), minus liabilities, other than liabilities related to any financial leverage. Managed Assets shall include assets attributable to financial leverage of any form, including indebtedness, engaging in reverse repurchase agreements, dollar rolls and economically similar transactions, investments in inverse floating rate securities, and preferred shares.

Guggenheim Partners Investment Management, LLC serves as the Fund’s investment subadviser responsible for the management of the Fund’s investment portfolio pursuant to an investment sub-advisory agreement among the Fund, the Investment Adviser and the Sub-Adviser. Each of the Investment Adviser and the Sub-Adviser is an indirect subsidiary of Guggenheim Partners, LLC. Guggenheim Partners, LLC is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, foundations, insurance companies and other institutions. As compensation for their services, the The Bank of New York Mellon (“BNY”) will act as the Fund’s custodian. As custodian, BNY will be responsible for the custody of the Fund’s assets. Computershare Trust Company, N.A. (“Computershare”) will act as the Fund’s transfer agent. As transfer agent, Computershare will be responsible for performing transfer agency services for the Fund.

The Bank of New York Mellon (“BNY”) will act as the Fund’s custodian. As custodian, BNY will be responsible for the custody of the Fund’s assets. Computershare Trust Company, N.A. (“Computershare”) will act as the Fund’s transfer agent. As transfer agent, Computershare will be responsible for performing transfer agency services for the Fund.

MUFG Investor Services (US) LLC (“MUFG), will act as the Fund’s administrator and accounting agent under a Fund Accounting Agreement and separate Fund Administration Agreement. As administrator and accounting agent, MUFG will maintain the books and records of the Fund’s securities and cash. As compensation for services performed under these agreements, MUFG will receive a monthly fee equal to an annual percentage of the Fund’s average daily Managed Assets subject to certain breakpoints and minimum monthly fees.

49

No advisory, sub-advisory or fund administration fees will be incurred until the Fund commences operations.

NOTE 4 - FEDERAL INCOME TAXES
The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

NOTE 5 – INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

NOTE 6 – SUBSEQUENT EVENTS

The Fund has performed an evaluation of subsequent events through the date the Statement of Assets and Liabilities was issued and has determined that no additional items require recognition or disclosure.
50

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
STANDARD & POOR’S CORPORATION
A brief description of the applicable S&P Global Ratings and its affiliates (together, “S&P”) rating symbols and their meanings (as published by S&P) follows.
Issue Credit Ratings Definition
An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.
Long-Term Issue Credit Ratings*
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:
•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation.
•	The nature of and provisions of the financial obligation, and the promise we impute; and
•
The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Short-Term Issue Credit Ratings
A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
SPUR (S&Ps Underlying Rating) A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings Definitions
A S&P’s U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:
•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 Speculative capacity to pay principal and interest.
D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Dual Ratings Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
Federal deposit insurance limit: ‘L’ qualifier Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
Principal: ‘p’ qualifier This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
Preliminary ratings: ‘prelim’ qualifier Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post- bankruptcy issuer as well as attributes of the anticipated obligation(s).

•
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final.
Preliminary ratings may also be assigned to the obligations of these entities.

•
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well- formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: ‘t’ qualifier This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
Counterparty instrument rating: ‘cir’ qualifier This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
MOODY’S INVESTORS SERVICE, INC.
A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows.
Global Rating Scales
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.
Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.
Global Long-Term Rating Scale
Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.
Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Global Short-Term Rating Scale
P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Short-Term Obligation Ratings. While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels — MIG1 through MIG3 — while speculative grade short-term obligations are designated SG.
MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Note: For VRDBs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.
VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.
Other Ratings Symbols
e Expected Ratings Indicator. To address market demand for timely information on particular types of credit ratings, Moody’s has licensed to certain third parties the right to generate “Expected Ratings.” Expected Ratings are designated by an “e” after the rating code, and are intended to anticipate Moody’s forthcoming rating assignments based on reliable information from third party sources (such as the issuer or underwriter associated with the particular securities) or established Moody’s rating practices (i.e., medium term notes are typically, but not always, assigned the same rating as the note’s program rating). Expected Ratings will exist only until Moody’s confirms the Expected Rating, or issues a different rating for the relevant instrument. Moody’s encourages market participants to contact Moody’s Ratings Desk or visit www.moodys.com if they have questions regarding Expected Ratings, or wish Moody’s to confirm an Expected Rating.
(P) Provisional Ratings. Moody’s will often assign a provisional rating to program ratings or to an issuer or an instrument when the assignment of a definitive rating is subject to the fulfilment of contingencies that are highly likely to be completed. Upon fulfillment of these contingencies, such as finalization of documents and issuance of the securities, the provisional notation is removed. A provisional rating is denoted by placing a (P) in front of the rating.
# Refundeds. Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or non-callable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatch mark) symbol, e.g., #Aaa.
WR Withdrawn. When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed.

NR Not Rated. NR is assigned to an unrated issuer, obligation and/or program.
NAV Not Available. An issue that Moody’s has not yet rated is denoted by the NAV symbol.
TWR Terminated Without Rating. The symbol TWR applies primarily to issues that mature or are redeemed without having been rated.
FITCH RATINGS, INC.
A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows.
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
Long-Term Credit Ratings Scales
AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC Substantial credit risk. Default is a real possibility.
CC Very high levels of credit risk. Default of some kind appears probable.
C Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c.	the formal announcement by the issuer or their agent of a distressed debt exchange;
d.
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
a.	an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but
b.	has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and
c.	has not otherwise ceased operating.
This would include:
i.	the selective payment default on a specific class or currency of debt;
ii.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
iv.	execution of a distressed debt exchange on one or more material financial obligations.
D Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Short-Term Ratings Assigned to Issuers and Obligations. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk. Default is a real possibility.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B
GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC
PROXY VOTING POLICY AND PROCEDURES
POLICY STATEMENT
Guggenheim Partners Investment Management, LLC (“GPIM”) generally is responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 (“40 Act Funds”) and clients that are pension plans (“Plans”) subject to the Employee Retirement Income Security Act of 1974 (“ERISA”). This document sets forth GPIM’s policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.  Rule 206(4)-6 requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:
•
Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the best interest of clients; such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted proxies with respect to their securities; and
•	Describe to clients the adviser’s proxy voting procedures and, upon request, furnish a copy of the policies and procedures.
Where GPIM has been delegated the responsibility for voting proxies, it must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term interests of its clients. This generally means voting proxies with a view to enhancing the value of the securities held in client accounts, considering all relevant factors and without giving undue weight to the opinions of individuals or groups who may have an economic interest in the outcome of the proxy vote. GPIM’s authority is initially established by its advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.
The financial interest of GPIM’s clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between GPIM and its clients with respect to proxy voting are resolved in the best interests of the clients.
This policy covers only proxy voting.  It does not cover corporate actions, such as rights offerings, tender offers, and stock splits, or actions initiated by holders of a security rather than the issuer (such as reset rights for a CLO).  This policy also does not cover legal actions, such as bankruptcy proceedings or class action lawsuits.  Corporate and legal actions involve decisions about a security itself, rather than decisions about the governance of the security’s issuer.  As such, the investment team managing the client’s account will decide whether and how to respond to a corporate or legal action about which they are notified, with assistance from GPIM Compliance or Legal as needed.
1.1. Proxy Voting Advisory Committee
Guggenheim Investments (“GI”) has established the Proxy Voting Advisory Committee (“PVAC”) to oversee the proxy voting activities and policies and procedures of certain GI registered investment advisers, including GPIM. The PVAC comprises of representatives from Investment Management, Compliance, Risk, Operations and Legal.
The PVAC’s primary responsibility will be to seek to ensure that the GI Advisors, including GPIM, fulfill their fiduciary duties in voting proxies in the best interests of their clients, and has certain responsibilities including, but not limited to:
•	Oversee GPIM’s proxy voting policies and procedures and ensure that a review of GPIM’s proxy voting policies and procedures is conducted no less frequently than annually;

•
Determine how GPIM should vote proxies on behalf of clients in certain conflict situations and evaluate recommendations, proposals and issues that may not be covered by the proxy voting policies and procedures;

•	Review situations and documentation where Portfolio Managers/Investment Management has determined to override a voting recommendation contrary to the Guidelines; and
•	Oversee evaluation of GPIM’s third-party proxy advisory firm’s policies and procedures, due diligence and Guidelines on an annual basis.
The PVAC is authorized to meet two times annually and at such other times as the PVAC may deem necessary or appropriate under its authorities and responsibilities.  In general, the PVAC’s two regular meetings are to be held before and after proxy season.
2 Procedures
2.1. Overview
Guggenheim Partners Investment Management, LLC (“GPIM”) has adopted the proxy voting guidelines of an outside proxy voting firm, Institutional Shareholder Services Inc. (“ISS”), as GPIM’s proxy voting guidelines (“Guidelines”). GPIM has also engaged ISS to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. At account inception, depending on the objective of the client account and the portfolio team managing, GPIM will assess the proxy voting guidelines in Appendix A to determine which Guidelines will be followed. GPIM reviews the Guidelines and conducts a due diligence assessment of ISS and the performance of its duties as agent at least annually.
GPIM may override the Guidelines recommending a vote on a particular proposal if GPIM determines a different vote to be in the best interest of the client or if required to deviate under applicable rule, law or regulation. If a proposal is voted in a manner different than set forth in the Guidelines, the reasons therefore shall be documented in writing by the appropriate investment team(s) and retained by Operations.
GPIM seeks to vote securities in the best interest of clients and will apply the Guidelines regardless whether the issuer, a third party, or both solicit GPIM’s vote.
In the absence of contrary instructions received from GPIM, ISS will vote proxies in accordance with the Guidelines, attached as Appendix A hereto, as such Guidelines may be revised from time to time.  ISS will employ these Guidelines based on account set up instructions received from Operations.
2.2. GPIM Voting
GPIM typically will vote proxies itself in two scenarios: (1) the Guidelines do not address the proposal; and (2) GPIM has decided to vote some or all of the shares contrary to the Guidelines.
Proposals not Addressed by Guidelines: ISS will notify Operations of all proxy proposals that do not fall within the Guidelines (i.e., proposals which are either not addressed in the Guidelines or proposals for which GPIM has indicated that a decision will be made on a case-by-case basis, such as fixed-income securities).  Operations will forward such proposals to the investment team(s) responsible for the client account.  If the investment team(s) responsible, together with the PVAC, determines that there is no material conflict of interest, the proposal will be voted in accordance with the recommendation of said team(s) and approval from the PVAC. If there is a material conflicts of interest, GPIM will follow the procedure below.
Proposal to be Voted Contrary to Guidelines: When an investment team decides that a proposal should be voted contrary to the Guidelines, because it believes it is in the best interest of the client to do so, the team will consult with the PVAC to determine whether there is a material conflict of interest as to that proposal. If the investment team(s) responsible, together with the PVAC, determines that there is no material conflict of interest, the team(s) will notify Operations to override the proposal from ISS in accordance with the recommendation of said team(s) and approval from the PVAC. If there is a material conflicts of interest, GPIM will follow the procedure below.
In either case, the investment team(s) responsible will document the rationale for voting the proposal in a particular manner. The PVAC will review instances of either scenarios.
2.3. Resolving Conflicts of Interest
GPIM may occasionally be subject to conflicts of interest in the voting of proxies due to relationships it maintains with persons having an interest in the outcome of certain votes.    Common examples of conflicts in the voting of proxies are: (a) GPIM or a GPIM affiliate provides or is seeking to provide services to the company on whose behalf proxies are being solicited, (b) an employee of GPIM or its affiliate has a personal relationship with the company’s management or another proponent of a proxy issue, or (c) an immediate family member of the employee is a director or executive officer of the company. Senior members of the investment team responsible for voting the proxy, in consultation with GPIM Compliance, will decide whether a material conflict of interest exists.  If a material conflict of interest exists, the investment team will consult the PVAC to determine how to resolve the conflict consistent with the procedures below.
If the Guidelines do not address a proposal, or GPIM wishes to vote a proposal contrary to the Guidelines, or ISS does not provide a recommendation on a proposal, and GPIM has a material conflict of interest as to the vote, then GPIM may resolve the conflict in any of the following ways, as recommended by the PVAC:
•	Refer Proposal to the Client – GPIM may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.
•
Obtain Client Ratification – If GPIM is in a position to disclose the conflict to the client (i.e., such information is not confidential), GPIM may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent for how GPIM will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

•	Abstain from Voting
•
Use another Independent Third Party for All Proposals – Subject to any client imposed proxy voting policies, GPIM may vote all proposals in a single proxy according to the policies of an independent third party other than ISS (or have the third party vote such proxies).

•
Use another Independent Third Party to Vote Only the Specific Proposals that Involve a Conflict – Subject to any client imposed proxy voting policies, GPIM may use an independent third party other than ISS to recommend how the proxy for specific proposals that involve a conflict should be voted (or have the third party vote such proxies).

The method selected by the PVAC to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.
2.4. Special Situations (As Applicable)
2.4.1. Securities Subject to Lending Arrangements
For various legal or administrative reasons, GPIM is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client’s securities lending arrangement with the client’s custodian. GPIM is usually unable to recall securities in order to vote proxies when a third party securities lending agent has arranged the loan of the client’s shares. If GPIM has arranged the loan, GPIM will refrain from voting such securities where the cost to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, GPIM may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients’ custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in the PVAC’s judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding, and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.
2.4.2. Special Issues with Voting Foreign Proxies
Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), GPIM will weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.
2.4.3. Share Blocking
In certain countries the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (“share blocking”).  If the client has not indicated at account set-up whether it wants shares voted regardless of the potential for share blocking, then the portfolio manager retains the final authority to determine whether to vote the shares in the client’s account or to forego voting the shares.
2.4.4. Lack of Adequate Information, Untimely Receipt of Proxy or Excessive Costs
GPIM may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances.  Proxy materials not delivered in a timely manner may prevent analysis or entry of a vote by voting deadlines.  GPIM’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to the client.
2.4.5. Formation of a Group
If GPIM owns shares of a public company and enters into a written or oral agreement with one or more shareholders to vote its shares in line with such shareholder(s) or in line with company management recommendations, several issues arise.
First, if GPIM agrees to vote its shares at the direction of or in line with another member of the group, or in line with management, then GPIM must consider whether its vote is in the best long-term financial interests of its clients.  If it is not, then GPIM will have a conflict of interest that it must resolve using the procedures set out in Section 2.2.
Second, if GPIM holds an irrevocable proxy for the other members of the group, or has the right to designate director nominees for which the other group members must vote, GPIM will be viewed as the beneficial owner of all of the other members’ shares as well as its own shares.  This will affect the number of shares that GPIM must report on a Schedule 13D or 13G.
2.4.6 Fixed Income Securities
The issuers of fixed income securities generally do not solicit proxies.  If such an issuer were to solicit a proxy, GPIM would seek to apply these proxy voting procedures in determining how to vote the proxy.  If the subject of the proxy is not covered in ISS Standard Guidelines or any other third-party guidelines GPIM uses, and assuming that voting the proxy does not present GPIM with a material conflict of interest, GPIM may vote the proxy in a manner it believes is in its clients’ best long-term interests. If voting the proxy presents GPIM with a material conflict of interest, it will follow the conflict resolution procedures in this policy.
2.5. Undue Influence
If at any time any person involved in the GPIM’s proxy voting process is pressured or lobbied either by GPIM’s personnel or affiliates or third parties with respect to a particular proposal, he or she should provide information regarding such activity to GPIM Compliance or Legal Departments.  A determination will then be made regarding this information, keeping in mind GPIM’s duty of loyalty and care to its clients.
2.6. Recordkeeping
GPIM is required to keep the following records:
•	a copy of this policy;
•	proxy statements received regarding client securities;
•	records of votes cast on behalf of clients;
•	records of how material conflicts were resolved;
•	any documents prepared by GPIM that were material to making a decision how to vote, or that memorialized the basis for the decision; and
•	records of client requests for proxy voting information and a copy of any written response by GPIM to any client request (regardless of whether such client request was written or oral).
The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations.
GPIM may rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by GPIM that are maintained with a third party, such as ISS, provided that GPIM has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.
2.7. Disclosure
Rule 206(4)-6 requires GPIM to disclose in response to any client request how the client can obtain information from GPIM on how the client’s securities were voted. GPIM will disclose in Form ADV Part 2 that clients can obtain information on how their securities were voted by submitting a written request to GPIM. Upon receipt of a written request from a client, GPIM Compliance Department will provide the information requested by the client within a reasonable amount of time.
Rule 206(4)-6 also requires GPIM to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. GPIM will provide such a description in its Form ADV Part 2. Upon receipt of a written request from a client, GPIM Compliance Department will provide a copy of this policy within a reasonable amount of time.
If approved by the client, this policy and any requested records may be provided electronically.
3. APPENDIX A
ISS Standard Guidelines for the various relevant local markets, including the U.S., are available upon request. In addition, the Taft-Hartley Guidelines and the Socially Responsible Investor Guidelines are also available.

PART C: OTHER INFORMATION
Item 25. Financial Statements and Exhibits
1.                   Financial Statements
 Part A:   Not applicable, as Registrant has not yet commenced operations.
 Part B:    Not applicable, as Registrant has not yet commenced operations.
2. Exhibits:
a. (i) Certificate of Trust, dated May 20, 2021(1)
  (ii) Amended and Restated Agreement and Declaration of Trust of the Registrant(+)
b.   By-Laws of the Registrant(1)
c. Not Applicable
d.            Not Applicable
e. Form of Dividend Reinvestment Plan(*)
f. Not Applicable
g.	(i)	Form of Investment Advisory Agreement between the Registrant and Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”)(+)
(ii)	Form of Investment Sub-Advisory Agreement among Registrant, the Investment Adviser and Guggenheim Partners Investment Management, LLC (the “Sub-Adviser”)(+)
h. Form of Underwriting Agreement(+)
i.    Not Applicable
j. (i)       Form of Custody Agreement(*)
 (ii)       Form of Foreign Custody Manager Agreement(*)
k. (i)       Form of Administration Agreement(*)
(ii)	Form of Transfer Agency Agreement(+)

(iii)	Form of Fund Accounting Agreement(*)

l.	Opinion and Consent of Dechert LLP(+)

m.	Not Applicable

n.	Independent Registered Public Accounting Firm(+)

o.	Not Applicable

p.	Form of Subscription Agreement(*)

q.	Not Applicable

r.	(i) Code of Ethics of Registrant and the Investment Adviser(+)
(ii) Code of Ethics of the Sub-Adviser(+)
s.	Power of Attorney(*)
___________
(*) Filed herewith.
(+) To be filed by subsequent amendment.
(1) Incorporated by reference to the Registrant’s Registration Statement on Form N-2, filed on June 1, 2021 (File No. 333-256687).
Item 26.  Marketing Arrangements
Reference is made to Exhibit (h) to this Registration Statement to be filed by further amendment.
Item 27.  Other Expenses of Issuance and Distribution
The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement:

Legal Fees and Expenses	$	(*)
Independent Registered Public Accounting Firm Fees	$	(*)
New York Stock Exchange Listing Fees	$	(*)
FINRA Fees	$	(*)
Securities and Exchange Commission Filing Fees	$	(*)
Miscellaneous	$	(*)
Total	$	(*)
(*) To be filed by amendment
Item 28.  Persons Controlled by or under Common Control with Registrant
None
Item 29.  Number of Holders of Securities
As of [  ], 2021, the number of record holders of each class of securities of Registrant was as follows:

Title of Class	Number of Record Holders

Common shares of beneficial interest, par value $0.01 per share	[ ]
Item 30.  Indemnification
Article V of the Registrant’s Agreement and Declaration of the Registrant provides as follows:

5.1. No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders for any action or inaction as Trustee hereunder that results solely from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2 Mandatory Indemnification.

(a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.
(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.
(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.
(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are “disinterested persons” (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled. For the avoidance of doubt, to the extent the Trust enters into a written agreement with any Trustee to indemnify such Trustee, any indemnification of such Trustee by the Trust shall be governed by the terms of such written agreement, including with respect to determinations required, applicable presumptions and the burden of proof with respect to such Trustee’s entitlement to indemnification and/or advancement of expenses.

(e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

5.5. Trustee’s Good Faith Action, Reliance on Experts, etc. The exercise in good faith by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested.  The Trustees may rely in good faith upon advice of counsel or other experts with respect to the meaning and operation of this Declaration and their duties as Trustees hereunder and shall be under no liability for any act or omission in accordance with such advice; provided the Trustees shall be under no liability for failing to follow such advice.  A Trustee shall be fully protected in relying in good faith upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or other agent of the Trust, or by any other Person as to matters the Trustee believes in good faith are within such other Person’s professional or expert competence, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits or losses of the Trust or any series or class, or the value and amount of assets or reserves or contracts, agreements or other undertakings that would be sufficient to pay claims and obligations of the Trust or any series or class or to make reasonable provision to pay such claims and obligations, or any other facts pertinent to the existence and amount of assets from which distributions to Shareholders or creditors of the Trust might properly be paid.  The appointment, designation or identification of a Trustee as a Chairman of the Board of Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.

In addition, the Registrant has entered into an Indemnification Agreement with each trustee who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended, of the Registrant, which provides as follows:

The Fund shall indemnify and hold harmless the Trustee against any and all Expenses actually and reasonably incurred by the Trustee in any Proceeding arising out of or in connection with the Trustee’s service to the Fund, to the fullest extent permitted by the Fund Agreement and By-Laws and the laws of the State of Delaware, the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as now or hereafter in force, subject to the provisions of the following sentence and the provisions of paragraph (b) of Section 4 of this Agreement. The Trustee shall be indemnified pursuant to this Section 1 against any and all of such Expenses unless (i) the Trustee is subject to such Expenses by reason of the Trustee’s not having acted in good faith in the reasonable belief that his or her action was in the best interests of the Fund or (ii) the Trustee is liable to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office, as defined in Section 17(h) of the Investment Company Act of 1940, as amended, and with respect to each of (i) and (ii), there has been a final adjudication in a decision on the merits in the relevant Proceeding that the Trustee’s conduct fell within (i) or (ii).

Item 31.  Business and Other Connections of the Investment Adviser and the Sub-Adviser

The Investment Adviser, a limited liability company organized under the laws of Delaware, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-62515).

The Sub-Adviser, a limited liability company organized under the laws of Delaware, acts as investment sub-adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Sub-Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Sub-Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Sub-Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-66786).

Item 32.  Location of Accounts and Records

The accounts and records of the Registrant are maintained in part at the offices of the Fund at 227 West Monroe Street, Chicago, IL 60606, in part at the offices of the Investment Adviser at 227 West Monroe Street, Chicago, IL 60606, in part at the offices of the Sub-Adviser at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401 and in part at the offices of the Custodian, Transfer Agent and Dividend Disbursing Agent at P.O. Box 30170, College Station, TX 77842-3170.
Item 33.  Management Services

Not Applicable.

Item 34.  Undertakings.

1.
Registrant undertakes to suspend the offering of Common Shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the later of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not Applicable.

3.	Not Applicable

4.	(a)	For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.
(b)	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.
The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933 Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES
As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Chicago, State of Illinois, on the 1st day of October, 2021.
GUGGENHEIM ACTIVE ALLOCATION FUND

By:/s/ Brian E. Binder
     Brian E. Binder
     President and Chief Executive Officer (Principal Executive Officer)

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 1st day of October, 2021.

* Randall C. Barnes Trustee
/s/ Brian E. Binder
Brian E. Binder
President and Chief Executive Officer (Principal Executive Officer)

/s/ John L. Sullivan
John L. Sullivan
Chief Financial Officer, Treasurer and Chief Accounting Officer (Principal Financial and Accounting Officer)

/s/ Amy J. Lee
Amy J. Lee
Trustee, Vice President and Chief Legal Officer

* Signed by Mark E. Mathiasen, pursuant to a power of attorney filed herewith.

/s/ Mark E. Mathiasen
Mark E. Mathiasen
Attorney-In-Fact

* Angela-Brock Kyle Trustee
* Thomas Lydon, Jr. Trustee
* Ronald A. Nyberg Trustee
* Sandra G. Sponem Trustee
* Ronald E. Toupin Jr. Trustee

EXHIBIT LIST

Exhibit (e)	Form of Dividend Reinvestment Plan
Exhibit (j)(i)	Form of Custody Agreement
Exhibit (j)(ii)	Form of Foreign Custody Manager Agreement
Exhibit (k)(i)	Form of Administration Agreement
Exhibit (k)(iii)	Form of Fund Accounting Agreement
Exhibit (p)	Form of Subscription Agreement
Exhibit (s)	Power of Attorney